As filed with the Securities and Exchange Commission on October 2, 2015

File No. 333-206628

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	118,408,200 Shares	$15.59(2)	$1,845,983,838.00	$214,503.32

(1)	Transmitted prior to filing. A registration fee of $1.80 was previously paid in connection with the initial filing.
(2)	Net asset value per common share on September 25, 2015.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)

NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

AND

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2015

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of a Fund or a holder of preferred shares of Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) in connection with special shareholder meetings of the Acquiring Fund, Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income”) and Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Municipal Advantage and Premium Income, the “Target Funds” or each individually, a “Target Fund”).

At the special meetings, common shareholders of the Funds and preferred shareholders of the Acquiring Fund will vote on the following proposals, as applicable:

•

(Common shareholders of the Target Funds and preferred shareholders of the Acquiring Fund only) the reorganization of each of Municipal Advantage, Premium Income and Dividend Advantage 2 into the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”);

•	(Acquiring Fund only) the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations;

•	(Acquiring Fund only) the approval of a new investment management agreement for the Acquiring Fund; and

•	(Acquiring Fund only) the approval of a new sub-advisory agreement for the Acquiring Fund.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Board of each Target Fund and the Acquiring Fund has approved the Reorganizations.

As part of this initiative, the Board of the Acquiring Fund also approved the following proposals: (1) certain changes to the non-fundamental investment policies of the Acquiring Fund, which provide an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its managed assets in lower rated municipal securities; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Acquiring Fund to “Nuveen Enhanced Municipal Credit Opportunities Fund.” See “How will the Acquiring Fund’s expanded investment mandate differ from the Funds’ current investment mandates?” below.

Q.	How will the Acquiring Fund’s expanded investment mandate differ from the Funds’ current investment mandates?

A.	Each Fund currently has non-fundamental investment policies requiring it to invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permitting it to invest up to 20% of its managed assets in below-investment-grade municipal securities. Both investment-grade and below-investment-grade municipal securities may include unrated securities judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. Under the new investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest up to 55% of its assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

The repositioning of the Acquiring Fund’s portfolio will occur over time. Based on current market conditions, approximately 45% of the Acquiring Fund’s managed assets are expected to be invested in lower rated municipal securities following the completion of the initial repositioning. Current market conditions may change, and the combined fund may not be able to reposition its portfolio as planned. The Acquiring Fund’s allocation to lower rated municipal securities may vary over time, consistent with its investment objectives and policies. However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings that may support higher common share distributions. However, as discussed on page 20 of the Joint Proxy Statement/Prospectus, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. See “Proposal No. 1—B. Risk Factors.”

Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the Reorganization proposal(s)?

A.	As noted above, Nuveen recommended the Reorganizations as part of a broad initiative to restructure its leveraged national municipal closed-end funds to eliminate funds with overlapping investment mandates and to better differentiate Nuveen’s product offerings. The reorganization of each Target Fund into the Acquiring Fund, together with the changes to the investment policies of the Acquiring Fund described above, are intended to create a combined fund with significantly greater scale and an expanded investment mandate. Among other things, the Board considered information provided by Nuveen Fund Advisors with respect to the return potential of the Acquiring Fund’s new investment mandate, the higher risk profile of the new investment mandate, the impact of the increased management fee on the fees and expenses of the combined fund, and the impact of the larger size of the combined fund on fees and expenses. The Board determined that the Reorganizations were in the best interest of the Funds.

Q.	What are the anticipated benefits of the proposed Reorganizations and the adoption of an expanded investment mandate of the combined fund?

A.	Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Reorganizations and the expanded investment mandate of the combined fund may benefit the Funds in a number of ways, including, among other things:

•	Meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions;

•

A more attractive yield and risk profile versus other national municipal closed-end funds in the marketplace, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value;

•	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

•	Greater liquidity and ease of trading due to substantially more common shares outstanding; and

•

Lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund.

Q.	How will the Reorganizations impact Fund operating expenses?

A.	The Board of the Acquiring Fund has recommended that shareholders of the Acquiring Fund approve a new investment management agreement. The new investment management agreement has a higher fee rate as a percentage of managed assets than the Fund’s current investment management agreement at each breakpoint level; however, the proposed schedule has an additional breakpoint at over $5 billion. The greater size of the combined fund also will result in lower administrative costs, which will partially offset the higher management fees. In addition, Nuveen Fund Advisors has agreed to waive a portion of its investment management fee for the first year following the closing of the Reorganizations. The waiver will begin on the effective date of the Reorganizations and will be gradually phased out over the first year following the closing of the Reorganizations. The waiver is not expected to be continued.

If the management fee schedule under the new investment management agreement had been in effect for the twelve months ended October 31, 2014, pro forma management fees of the combined fund as a percentage of assets attributable to common shares would have been, depending on the Fund, from five to ten basis points higher than the management fees paid by the Funds under their current investment management agreements. For the same period, the combined fund’s pro forma expense ratio as a percentage of net assets attributable to common shares (excluding the cost of leverage) would have been, depending on the Fund, be the same to one basis point lower than the expense ratios of each Fund taking the fee waiver into account. After the expiration of the fee waiver, the combined fund’s pro forma expense ratio as a percentage of net assets attributable to common shares (excluding the cost of leverage) would have been, depending on the Fund, from four basis points to five basis points higher than the expense ratios of the Funds. See the Comparative Fee Table on page 18 of the Joint Proxy Statement/Prospectus for a detailed comparison of the fees and expenses of the Funds before and after the Reorganizations.

Q.	Why has the Board recommended an increased management fee schedule?

A.	Nuveen Fund Advisors recommended, and the Board of the Acquiring Fund approved, an increase in the management fee rate at each breakpoint to reflect the increased level of ongoing credit research and surveillance that the Acquiring Fund’s expanded investment mandate will require. Nuveen Fund Advisors has agreed to waive a portion of its management fees for a period of one year following the closing of the Reorganizations. The purpose of the waiver is to phase in the new management fee over a period of one year. The waiver is not expected to be continued. See the Comparative Fee Table on page 18 of the Joint Proxy Statement/Prospectus for the fund-level fee schedules of the Funds before and after the Reorganizations.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization. Each Target Fund is separately soliciting the votes of its holders of preferred shares through a separate proxy statement. The investment policies of the Acquiring Fund relating to credit quality are non-fundamental, and may be changed by the Board without shareholder approval. Accordingly, no shareholder vote is required for the Acquiring Fund to adopt the new investment mandate.

Q.	As a result of the Reorganizations, will common shareholders of the Target Funds receive new shares in exchange for their current shares?

A.

Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganizations, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganizations. Following the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations, and thus, a reduced percentage of ownership in the larger combined entity than they held in Acquiring Fund or Target Fund individually.

Q.	How will preferred shareholders be affected by the Reorganizations?

A.	The Acquiring Fund has one series of Institutional MuniFund Term Preferred Shares (“iMTP Shares”) and one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and these shares will remain outstanding following the Reorganizations. Each Target Fund has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Reorganization of each Target Fund, holders of VRDP Shares of each Target Fund will receive, on a one-for-one basis, newly issued VRDP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganizations, as the VRDP Shares of the applicable Target Fund exchanged therefor. The outstanding iMTP Shares and VMTP Shares of the Acquiring Fund and the VRDP Shares to be issued by the Acquiring Fund in the Reorganizations will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations. Additionally, the combined fund will have multiple series of preferred shares outstanding and multiple types of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Joint Proxy Statement/Prospectus. See “Proposal No. 1—C. Information About the Reorganizations—Description of VRDP Shares to Be Issued by the Acquiring Fund” on page 54, “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund iMTP Shares” on page 93 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VMTP Shares” on page 95. In addition, the voting power of certain series of preferred shares may be more concentrated than others. All of the VMTP Shares of the Acquiring Fund are currently owned by a single institutional investor.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganizations, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Target Funds, and holders of a majority of the Acquiring Fund’s outstanding VMTP Shares, also must be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $1,880,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $345,000 (0.06%) for the Acquiring Fund, $570,000 (0.09%) for Municipal Advantage, $265,000 (0.04%) for Premium Income and $700,000 (0.15%) for Dividend Advantage 2 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions,

which could apply as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations?

A.	If the requisite shareholder approvals are obtained and the other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about December 7, 2015, or as soon as practicable thereafter. However, the repositioning of the Acquiring Fund’s portfolio, to take advantage of its expanded investment mandate, is expected to occur over time and will depend on market conditions.

Q.	How does each Fund’s Board recommend that shareholders vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

(Acquiring Fund Only) Proposals Regarding the New Investment Management and Sub-Advisory Agreements

Q.	Why are shareholders voting on new investment management and sub-advisory agreements for the Acquiring Fund?

A.	Shareholders are required to approve certain changes to an investment advisory agreement under applicable law. Nuveen Fund Advisors proposed, and the Board of the Acquiring Fund approved, certain changes to the Acquiring Fund’s investment management agreement to standardize the investment management agreements of Nuveen’s municipal closed-end funds and to reflect the increased level of ongoing credit research and surveillance resulting from the Acquiring Fund’s expanded investment mandate. The new investment management agreement provides for (1) a higher management fee rate payable at each current breakpoint level in the Acquiring Fund’s fund-level management fee schedule; and (2) a revised fund-level breakpoint schedule, standardized to conform to the breakpoint schedules of newer Nuveen municipal closed-end funds. For some Funds, this means a greater reduction in the fund-level management fee rate at $2 billion in assets and for other Funds, it means a new breakpoint in the fund-level management fee schedule above $5 billion of average daily managed assets. In addition, the Board approved increasing the portion of the management fee payable to Nuveen Asset Management, LLC, the Acquiring Fund’s sub-adviser, under the Fund’s sub-advisory agreement with respect to the Acquiring Fund.

Q.	How does the Acquiring Fund’s Board recommend that shareholders vote on the new investment management and sub-advisory agreements?

A.	After careful consideration, the Acquiring Fund’s Board has determined that the new investment management and sub-advisory agreements are in the best interests of the Fund and recommends that you vote FOR approval of each agreement.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 434-7510 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2015

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)

NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

AND

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2015

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income”) and Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Municipal Advantage and Premium Income, the “Target Funds” or each individually, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 9, 2015, at 2:00 p.m., Central time, for the following purposes:

1.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For the Acquiring Fund:

The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	For each Target Fund:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

2.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

3.	Approval of New Investment Management and Sub-Advisory Agreements for the Acquiring Fund.

For the Acquiring Fund:

(a)	The common and preferred shareholders voting together as a single class to approve a new investment management agreement between the Acquiring Fund and Nuveen Fund Advisors, LLC.

(b)	The common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to the Acquiring Fund.

4.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record of the Acquiring Fund and Dividend Advantage 2 as of the close of business on August 24, 2015 and shareholders of record of Municipal Advantage and Premium Income as of the close of business on September 10, 2015 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED OCTOBER 2, 2015

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)

NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

AND

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2015

This Joint Proxy Statement/Prospectus is being furnished to common and preferred shareholders of Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) and common shareholders of Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income”) and Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Municipal Advantage and Premium Income, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board” and each Director or Trustee, a “Board Member”), for use at the Special Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 9, 2015, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and collectively, the “Special Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of the Acquiring Fund and Dividend Advantage 2 is organized as a Massachusetts business trust. Each of Municipal Advantage and Premium Income is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2015. Shareholders of record of the Acquiring Fund and Dividend Advantage 2 as of the close of business on August 24, 2015 and shareholders of record of Municipal Advantage and Premium Income as of the close of business on September 10, 2015 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Special Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

Pursuant to this Joint Proxy Statement/Prospectus, common shareholders of the Funds are being solicited to vote on the following proposals:

Proposal No. 1.	To approve the Agreement and Plan of Reorganization (common shareholders of each Target Fund);

Proposal No. 2.	To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization (common shareholders of the Acquiring Fund only);

Proposal No. 3(a).	To approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Acquiring Fund (common shareholders of the Acquiring Fund only); and

Proposal No. 3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (common shareholders of the Acquiring Fund only).

In addition to its common shares, each Fund has preferred shares outstanding—the Acquiring Fund has one series of Institutional MuniFund Term Preferred Shares (“iMTP Shares”) and one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding and each Target Fund has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding. To be approved, the proposals described above must be approved by the Funds’ common and preferred shareholders as follows:

Proposal No. 1.	With respect to each Target Fund, Proposal No. 1 must be approved by the Target Fund’s common and preferred shareholders, voting together as a single class, and by the Target Fund’s preferred shareholders, voting separately.

With respect to the Acquiring Fund, Proposal No. 1 must be approved by the Acquiring Fund’s preferred shareholders, voting separately (but not by the Acquiring Fund’s common shareholders).

Proposal No. 2.	Proposal No. 2 must be approved by the Acquiring Fund’s common and preferred shareholders, voting together as a single class, and by the Acquiring Fund’s common shareholders, voting separately.

Proposal No. 3(a).	Proposal No. 3(a) must be approved by the Acquiring Fund’s common and preferred shareholders, voting together as a single class.

Proposal No. 3(b).	Proposal No. 3(b) must be approved by the Acquiring Fund’s common and preferred shareholders, voting together as a single class.

Only the common shareholders of the Funds and the preferred shareholders of the Acquiring Fund are being solicited to vote on the proposals described above pursuant to this Joint Proxy Statement/Prospectus. The preferred shareholders of the Target Funds are being solicited to vote on the proposals described above by means of separate proxy statements.

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast in person or by proxy at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. None of the proposals described in this Joint Proxy Statement/Prospectus is considered a “routine” matter under the rules of the NYSE.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Special Meeting, or, if adjourned or postponed, one business day before the day to which the Special Meeting is adjourned or postponed, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares who have voted on the proposal. Rule 452 permits proportionate voting of a Fund’s VRDP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of the Acquiring Fund or Dividend Advantage 2 as of the close of business on August 24, 2015 and those persons who were shareholders of record of Municipal Advantage or Premium Income as of the close of business on September 10, 2015 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of August 24, 2015 (for the Acquiring Fund and Dividend Advantage 2) and September 10, 2015 (for Municipal Advantage and Premium Income), the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	iMTP Shares(1)	VMTP Shares(1)	VRDP Shares(1)
Acquiring Fund (NZF)	36,312,525	30,000	810	—
Municipal Advantage (NMA)	39,289,967	—	—	2,688
Premium Income (NPT)	43,338,451	—	—	2,622
Dividend Advantage 2 (NXZ)	29,453,512	—	—	1,960

(1)	The common shares of the Acquiring Fund and Dividend Advantage 2 are listed on the NYSE MKT, and the common shares of Municipal Advantage and Premium Income are listed on the NYSE. Upon the closing of the reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. The Acquiring Fund has one series of iMTP Shares and one series of VMTP Shares outstanding. Each of the Target Funds has one series of VRDP Shares outstanding. Neither the iMTP Shares or VMTP Shares of the Acquiring Fund nor the VRDP Shares of Municipal Advantage, Premium Income or Dividend Advantage 2 are listed on any exchange.

The proposed reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminate overlapping investment mandates of the funds and differentiate the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. As part of this initiative, the Board of the Acquiring Fund approved the following proposals: (1) certain changes to the non-fundamental investment policies of the Acquiring Fund, which provide an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its managed assets in lower rated municipal securities; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Acquiring Fund to “Nuveen Enhanced Municipal Credit Opportunities Fund.”

The Acquiring Fund’s current investment policies require, under normal circumstances, that the Fund invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. Under the expanded investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities or unrated securities judged to be of comparable quality by the Fund’s investment adviser or sub-adviser.

The current and new investment policies set forth above are non-fundamental policies. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

The terms of the reorganization of each Target Fund into the Acquiring Fund are set forth in an Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund. The Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). The aggregate net asset value of the Acquiring Fund common shares as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of such time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VRDP Shares, having substantially similar terms as the outstanding VRDP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in connection with the Reorganizations will equal the aggregate liquidation preference of the corresponding Target Fund VRDP Shares held immediately prior to the closing of the Reorganization. The Agreement and Plan of Reorganization may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following the Special Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The VRDP Shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the VRDP Shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, voting separately. The affirmative vote of a majority of the common and preferred shareholders of the Acquiring Fund, voting together as a single class, and the affirmative vote of a majority of the common shareholders of the

v

Acquiring Fund, voting separately, are required to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Target Funds, and holders of a majority of the Acquiring Fund’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganizations, dated [•], 2015 (the “Reorganization SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-10345);

(3)	the audited financial statements and related independent registered public accounting firm’s report for each of Municipal Advantage, Premium Income and Dividend Advantage 2 and the financial highlights for such Target Fund contained in such Fund’s Annual Report for the fiscal year ended October 31, 2014 (File Nos. 811-05957, 811-07432, 811-10255, respectively);

(4)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the six-month period ended April 30, 2015 (File No. 811-10345); and

(5)	the unaudited financial statements for each of Municipal Advantage, Premium Income and Dividend Advantage 2 contained in such Fund’s Semi-Annual Report for the six-month period ended April 30, 2015 (File Nos. 811-05957, 811-07432, 811-10255, respectively).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “National Municipal Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares and preferred shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Dividend Advantage 2 are listed on the NYSE MKT, and the common shares of Municipal Advantage and Premium Income are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. Neither the iMTP Shares or the VMTP Shares of the Acquiring Fund nor the VRDP Shares of Municipal Advantage, Premium Income or Dividend Advantage 2 are listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

IMPORTANT NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference in this Joint Proxy Statement/Prospectus are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, changes in the tax treatment of municipal securities, the funding and solvency of the governmental and municipal issuers of municipal securities, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by any Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Funds or their affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2015

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)

NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

AND

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

TABLE OF CONTENTS

PROPOSAL NO. 1—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND (COMMON SHAREHOLDERS OF EACH TARGET FUND AND PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND)		1

A.	SYNOPSIS	1
	Background and Reasons for the Reorganizations	1
	Material Federal Income Tax Consequences of the Reorganizations	2
	Comparison of the Acquiring Fund and each Target Fund	3
	Comparative Risk Information	15
	Comparative Expense Information	17
	Comparative Performance Information	19

B.	RISK FACTORS	20

C.	INFORMATION ABOUT THE REORGANIZATIONS	36
	General	36
	Terms of the Reorganizations	37
	Reasons for the Reorganizations	40
	Capitalization	44
	Expenses Associated with the Reorganizations	45
	Dissenting Shareholders’ Rights of Appraisal	45
	Material Federal Income Tax Consequences of the Reorganizations	46
	Shareholder Approval	49
	Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds	50
	Description of VRDP Shares to Be Issued by the Acquiring Fund	54
	Comparison of Massachusetts Business Trusts and Minnesota Corporations	56

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES	61
	Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds	61
	Portfolio Investments	65

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (COMMON AND PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND ONLY)		73

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (COMMON AND PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND ONLY)		75

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	91
Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws	91
Repurchase of Common Shares; Conversion to Open-End Fund	92
Description of Outstanding Acquiring Fund iMTP Shares	93
Description of Outstanding Acquiring Fund VMTP Shares	95
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent	96
Federal Income Tax Matters Associated with Investment in the Acquiring Fund	96
Net Asset Value	100
Legal Opinions	100
Experts	100

GENERAL INFORMATION	102
Outstanding Shares of the Acquiring Fund and the Target Funds	102
Shareholders of the Acquiring Fund and the Target Funds	102
Expenses of Proxy Solicitation	103
Shareholder Proposals	104
Shareholder Communications	104
Fiscal Year	104
Shareholder Report Delivery	104
Other Information	105

APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B — FINANCIAL HIGHLIGHTS	B-1

APPENDIX C — FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT	C-1

APPENDIX D — FORM OF INVESTMENT SUB-ADVISORY AGREEMENT	D-1

APPENDIX E — INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISER	E-1

APPENDIX F — FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY THE ADVISER AND THE SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES AS THE ACQUIRING FUND	F-1

x

PROPOSAL NO. 1—REORGANIZATION OF EACH TARGET FUND INTO

THE ACQUIRING FUND

(COMMON SHAREHOLDERS OF EACH TARGET FUND AND PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the Acquiring Fund’s expanded investment mandate and the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of such Fund. Each Fund’s Board considered the Reorganization(s) in connection with these proposals. The Target Funds and the Acquiring Fund have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, each Fund’s Board believes that the Reorganizations and the expanded investment mandate of the Acquiring Fund may benefit shareholders in a number of ways, including, among other things:

•	Meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions;

•

A more attractive yield and risk profile versus other national municipal closed-end funds in the marketplace, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value;

•	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

•	Greater liquidity and ease of trading due to substantially more common shares outstanding; and

•

Lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund.

Under its expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring

Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings that may support higher common share distributions. However, as discussed on page 20, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. See “B. Risk Factors.”

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganizations is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Target Funds, and holders of a majority of the Acquiring Fund’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No.  1—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. If shareholders of the Funds approve the Reorganizations, after the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VRDP Shares received in the Reorganizations by the holders of VRDP Shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes. Distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the VRDP Shares issued in the Reorganizations, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the VRDP Shares as equity. If the IRS were to succeed in such a challenge, holders of VRDP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described above.

Comparison of the Acquiring Fund and each Target Fund

General. The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	March 21, 2001	Massachusetts	business trust
Municipal Advantage	November 6, 1989	Minnesota	corporation
Premium Income	January 13, 1993	Minnesota	corporation
Dividend Advantage 2	June 1, 1999	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	36,312,525	$0.01	None	None	NYSE MKT
Municipal Advantage	200,000,000	39,289,967	$0.01	None	None	NYSE
Premium Income	200,000,000	43,338,451	$0.01	None	None	NYSE
Dividend Advantage 2	Unlimited	29,453,512	$0.01	None	None	NYSE MKT

(1)	As of August 24, 2015 (for the Acquiring Fund and Dividend Advantage 2) and September 10, 2015 (for Municipal Advantage and Premium Income).

Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE.

The Acquiring Fund currently has outstanding 30,000 iMTP Shares, with a par value of $0.01 per share and a liquidation preference of $5,000 per share, and 810 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (together, the “Outstanding Preferred Shares”), which will remain outstanding following the completion of the Reorganizations. Municipal Advantage currently has outstanding 2,688 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Premium Income currently has outstanding 2,622 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; and Dividend Advantage 2 currently has outstanding 1,960 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. iMTP Shares, VMTP Shares and VRDP Shares are entitled to one vote per share. The VRDP Shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, and the VRDP Shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VRDP Shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding Target Fund VRDP Shares for which they are exchanged.

Investment Objectives and Policies. The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Municipal Advantage and Dividend Advantage 2 are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. Premium Income’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund’s current investment policies require that, under normal circumstances, the Fund invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permit the Fund to invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser. These investment policies are substantially similar to those of each Target Fund.

The Board of the Acquiring Fund has approved certain changes to the non-fundamental investment policies of the Acquiring Fund. Non fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

Under the expanded investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. These changes to the Acquiring Fund’s non-fundamental investment policies will result in the Acquiring Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The following summary compares the principal investment policies and strategies of the Acquiring Fund, giving effect to the new investment policies of the Acquiring Fund, to the current principal investment policies and strategies of the Target Funds. Unless otherwise indicated, descriptions of the Acquiring Fund’s investment policies, strategies and risks in this Joint Proxy Statement/Prospectus give effect to the new investment policies of the Acquiring Fund. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to leverage.

Acquiring Fund (New Policies)	Municipal Advantage and Dividend Advantage 2	Premium Income	Differences

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The Fund’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Identical with respect to Municipal Advantage and Dividend Advantage 2. Substantially similar with respect to Premium Income.

Acquiring Fund (New Policies)	Municipal Advantage and Dividend Advantage 2	Premium Income	Differences

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Identical.

Credit Quality:

Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

The Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Acquiring Fund (New Policies)	Municipal Advantage and Dividend Advantage 2	Premium Income	Differences

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Identical.

Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.

Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements with maturities in excess of seven days.

		Illiquid Securities: The Fund does not have a specific policy regarding investments in illiquid securities.	Substantially similar with respect to Municipal Advantage and Dividend Advantage 2. Effectively similar with respect to Premium Income.

Acquiring Fund (New Policies)	Municipal Advantage and Dividend Advantage 2	Premium Income	Differences

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Identical.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, Dividend Advantage 2 may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

		Other Investment Companies: The Fund does not have a specific policy regarding investments in other investment companies.	Substantially similar with respect to Municipal Advantage and Dividend Advantage 2. Effectively similar with respect to Premium Income.

Acquiring Fund (New Policies)	Municipal Advantage and Dividend Advantage 2	Premium Income	Differences

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Identical.

Credit Quality. A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and each Target Fund, as of April 30, 2015, is set forth in the table below.

Credit Rating(1)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2
AAA/U.S. Guaranteed	16.6%	13.6%	17.9%	16.5%
AA	43.9%	50.6%	31.0%	50.3%
A	20.1%	17.2%	28.2%	14.5%
BBB	9.7%	9.9%	15.2%	8.2%
BB or lower	4.3%	7.7%	3.6%	8.4%
N/R (not rated)	5.0%	1.0%	3.9%	2.1%
N/A (not applicable)(2)	0.4%	—	0.2%	—

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Relates to investment company holdings for the Acquiring Fund and common stock holdings for Premium Income.

Leverage. Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2014	2013	2012
Asset Coverage Ratio(1)	348.80%	341.85%	370.06%
Regulatory Leverage Ratio(2)	28.67%	29.25%	27.02%
Effective Leverage Ratio(3)	34.56%	35.55%	32.71%

Municipal Advantage	2014	2013	2012
Asset Coverage Ratio(1)	325.40%	306.67%	332.08%
Regulatory Leverage Ratio(2)	30.73%	32.61%	30.11%
Effective Leverage Ratio(3)	34.89%	37.46%	34.79%

Premium Income	2014	2013	2012
Asset Coverage Ratio(1)	338.42%	314.35%	339.65%
Regulatory Leverage Ratio(2)	29.55%	31.81%	29.44%
Effective Leverage Ratio(3)	34.82%	38.22%	35.42%

Dividend Advantage 2	2014	2013	2012
Asset Coverage Ratio(1)	337.90%	319.07%	342.06%
Regulatory Leverage Ratio(2)	29.59%	31.34%	29.23%
Effective Leverage Ratio(3)	33.67%	35.54%	33.16%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers. The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth in the Reorganization SAI under “Management of the Funds.”

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund and Dividend Advantage 2, which are organized as Massachusetts business trusts (the “Massachusetts Funds”), have a board structure that is different from the structure for Municipal Advantage and Premium Income, which are organized as Minnesota corporations (the “Minnesota Funds”). All members of the boards of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Funds’ by-laws, the boards of trustees of the Massachusetts Funds are divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two trustees of the Acquiring Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of a Massachusetts Fund. To the extent the preferred shares are held by a small number of institutional holders, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two trustees of the Acquiring Fund at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund

Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended October 31, 2014, the effective management fee rates of the Acquiring Fund, Municipal Advantage, Premium Income and Dividend Advantage 2, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.59%, 0.59%, 0.59% and 0.60%, respectively.

The current annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund and Dividend Advantage 2

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

Fund-Level Fee Schedule for Municipal Advantage and Premium Income

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets over $5 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

As part of the Acquiring Fund’s expanded investment mandate, shareholders of the Acquiring Fund are being asked to approve a new Investment Management Agreement for the Fund. The new Investment Management Agreement provides for a higher management fee rate payable at each current breakpoint level. The increased management fee schedule under the new Investment Management Agreement reflects the increased level of ongoing credit research and surveillance resulting from the Acquiring Fund’s expanded investment mandate and is intended to standardize the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. See “Proposal No. 3.”

The annual fund-level fee rate for the Acquiring Fund under the New Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Proposed Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

For each Fund, the fee rate under the proposed new Investment Management Agreement is higher than the current fee rate at each comparable breakpoint. With respect to the Acquiring Fund, the new fund-level fee schedule includes an additional breakpoint at over $5 billion in assets. With respect to certain Funds, the new fund-level fee schedule includes a greater reduction in the fund-level management fee rate at $2 billion in assets under management.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors currently pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. At the Special Meeting, shareholders of the Acquiring Fund are being asked to approve a new Sub-Advisory Agreement for the Fund that will have a revised fee. See “Proposal No. 3.” Under the new Sub-Advisory Agreement, Nuveen Fund Advisors would pay Nuveen Asset Management a fee, payable monthly, equal to 42.8572% of the management fee (net of applicable waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

If the management fee schedule under the new Investment Management Agreement had been in effect for the twelve (12) months ended October 31, 2014, pro forma management fees of the combined fund would have been approximately five to ten basis points higher than the management fees paid by the Funds under the current Investment Management Agreements, as a percentage of managed assets, and approximately five to ten basis points higher than the management fees paid by the Funds under the current Investment Management Agreements, as a percentage of assets attributable to common shares. The combined fund’s pro forma expense ratio (excluding the costs of leverage) is projected to be approximately the same to one basis point lower than the current expense ratios

(excluding the costs of leverage) of the Funds during the first year following the closing of the Reorganizations and approximately four to five basis points higher than the current expense ratios (excluding the costs of leverage) of the Funds thereafter. See “—Comparative Expense Information” on page 18.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2014, the complex-level fee rate for each Fund was 0.1643%. Because all Nuveen Funds pay the same complex-level fee rate, the rate paid by each Fund will not change as a result of the proposed Reorganizations.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**	For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Fund’s Annual Report for the fiscal year ending October 31, 2015. A discussion of the basis for the Board’s approval of the Acquiring Fund’s new Investment Management Agreement and Sub-Advisory Agreement appears under “Proposal 3—C. Board Considerations” below.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund, Thomas C. Spalding, CFA, is the portfolio manager of Municipal Advantage and Dividend Advantage 2 and Christopher L. Drahn, CFA, is the portfolio manager of Premium Income. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Brennan assumed portfolio management responsibility for the Acquiring Fund in 2006, Mr. Spalding assumed portfolio management responsibility for Municipal Advantage in 2003 and has managed Dividend Advantage 2 since its inception in 2001, and Mr. Drahn assumed portfolio management responsibility for Premium Income in 2011. Upon the effectiveness of the new investment management agreement, Scott R. Romans, Ph.D. is expected to become the portfolio manager of the Acquiring Fund.

Paul L. Brennan, CFA, CPA, is a Senior Vice President of Nuveen Investments. He manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Thomas C. Spalding, CFA, is a Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 16 Nuveen-sponsored investment companies.

Christopher L. Drahn, CFA, is a Senior Vice President of Nuveen Investments. He manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Chris became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the CFA designation.

Scott R. Romans, Ph.D., is a Senior Vice President of Nuveen Asset Management. He has direct responsibility for managing approximately $9.03 billion of securities in 16 Nuveen-sponsored investment companies as of May 31, 2015. He joined Nuveen Investments in 2000 as a senior analyst in the education sector. He has been a portfolio manager at Nuveen since 2003 and a Senior Vice President since 2011. Mr. Romans earned his undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an M.A. and Ph.D. from the University of Chicago.

Comparative Risk Information

Because the Funds have substantially similar investment objectives and each Fund invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, the principal risks of the Funds are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•

Investment, Market and Price Risk. An investment in a Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter (“OTC”) markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors.

•	Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Code and future changes in tax laws and regulations.

•

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities; accordingly, the Acquiring Fund will be subject to heightened issuer credit risk under its new investment mandate.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•	Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, following the restructuring, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

The principal risks of investing in the Acquiring Fund are described in more detail below.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended October 31, 2014, except as described in footnotes 1 and 5 below, and the pro forma expenses for the twelve (12) months ended October 31, 2014, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)(2)

	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.91%	0.91%	0.86%	0.96%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.44%	0.56%	0.55%	0.52%	0.54%
Acquired Fund Fees and Expenses	0.01%	—	—	—	—
Other Expenses(5)	0.09%	0.10%	0.10%	0.14%	0.09%

Total Annual Expenses	1.44%	1.57%	1.56%	1.52%	1.59%
Less Fee Waiver	—	—	—	—	(0.05	%)(6)

Net Annual Expenses	1.44%	1.57%	1.56%	1.52%	1.54%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares),” excluding “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters,” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended October 31, 2014. “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters” have been restated and are based on the annualized expenses as a percentage of net assets applicable to common shares of the Acquiring Fund and Target Funds for the six (6) months ended April 30, 2015.
(2)	The purpose of the comparative fee table below, which is presented with the same adjustments and for the same period as the table above, is to assist you in understanding the impact of the Reorganizations on the Funds’ operating expenses, which do not include the costs of leverage.

	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.91%	0.91%	0.86%	0.96%
Acquired Fund Fees and Expenses	0.01%	—	—	—	—
Other Expenses	0.09%	0.10%	0.10%	0.14%	0.09%

Total Operating Expenses	1.00%	1.01%	1.01%	1.00%	1.05%
Less Fee Waiver	—	—	—	—	(0.05%)

Net Operating Expenses	1.00%	1.01%	1.01%	1.00%	1.00%

(3)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s post-restructuring fund-level management fee rate to the Combined Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma assumes additional leverage in an amount expected to be incurred by the Acquiring Fund following the Reorganizations to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund as of April 30, 2015. Combined Fund Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $345,000 (0.06%) for the Acquiring Fund, $570,000 (0.09%) for Municipal Advantage, $265,000 (0.04%) for Premium Income and $700,000 (0.15%) for Dividend Advantage 2. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015.
(4)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for iMTP, VMTP and VRDP Shares, where applicable, and annual liquidity and remarketing fees for VRDP Shares, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal year. Other Expenses for the Acquiring Fund and Municipal Advantage have been restated to exclude one-time expenses related to the Tender Offers which were effective September 19, 2014, and increased actual expenses of each Fund for the most recent fiscal year.

(6)	The Combined Fund Pro Forma net annual expense assumes the fee waiver agreement described below had been in place during the twelve (12) month period ended October 31, 2014. The Adviser has agreed to implement a fee waiver which would begin on the effective date of the Reorganizations and will be phased out over the first year following the effective date of the Reorganizations. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of Managed Assets for the first 90 day period following the Reorganizations; (ii) 0.0375% of Managed Assets for the 91st through 180th day period following the Reorganizations; (iii) 0.025% of Managed Assets for the 181st through 270th day period following the Reorganizations; and (iv) 0.0125% of Managed Assets for the 271st through 365th day period following the Reorganizations. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund’s Investment Management Agreement terminates. The fee waiver of 0.05% set forth in the table above reflects the weighted-average value of the waiver over the twelve (12) month period ended October 31, 2014 as a percentage of net assets applicable to common shares. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$15	$46	$79	$172
Municipal Advantage	$16	$50	$86	$187
Premium Income	$16	$49	$85	$186
Dividend Advantage 2	$15	$48	$83	$181
Combined Fund Pro Forma	$16	$50	$86	$189

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2015:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	9.93%	7.83%	6.26%	11.27%	6.33%	6.25%
Municipal Advantage	9.71%	8.04%	6.01%	9.91%	6.10%	5.62%
Premium Income	11.50%	8.70%	6.49%	12.99%	7.94%	7.27%
Dividend Advantage 2	9.30%	7.77%	6.28%	8.25%	6.07%	5.72%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations. An investment in a Target Fund is also generally subject to each of these principal risks. Under its expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings that may support higher common share distributions. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of the Acquiring Fund represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the OTC markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Discount from Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more municipal securities in the Acquiring Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the

Acquiring Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Acquiring Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Acquiring Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its common shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Acquiring Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Acquiring Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Acquiring Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Acquiring Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Acquiring Fund’s portfolio is generally less than that for corporate equities or bonds, and the Acquiring Fund’s investment performance may therefore be more dependent on the analytical abilities of the Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Acquiring Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to quality as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Acquiring Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Acquiring Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule, are no longer permitted under the TOB trust structure. To be compliant with the Volcker Rule, the TOB trust structure has been modified since the Rule’s adoption to (i) shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Acquiring Fund itself, and (ii) change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Acquiring Fund, may delegate many of these responsibilities to a third party administrator, which would generate additional costs relative to the traditional TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Acquiring Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Acquiring Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Acquiring Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Acquiring Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Acquiring Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Acquiring Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Acquiring Fund’s net asset value.

Market Conditions. The 2007–2009 financial crisis in the United States and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Acquiring Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in special purpose trusts (referred to herein as “TOB trusts”) that hold municipal bonds. See “D. Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to a Fund that holds inverse floating rate securities generally is limited to its investment in such securities. However, in certain circumstances and in the Adviser’s and/or the Sub-Adviser’s discretion, the Acquiring Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Acquiring Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Acquiring Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Acquiring Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Acquiring Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (i) the principal amount of the short-term floating rate securities issued by the TOB trust to (ii) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Acquiring Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Acquiring Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund. Managed Assets means the total assets of the Acquiring Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Acquiring Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in TOB trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Acquiring Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Acquiring Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Acquiring Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust, and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Acquiring Fund.

There is no assurance that the Acquiring Fund’s strategy of investing in inverse floating rate securities will be successful.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Acquiring Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Acquiring Fund seeks to enhance potential common share earnings over time by borrowing, issuing preferred shares or holding inverse floating rate securities at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Acquiring Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Acquiring Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Acquiring Fund provides no assurance that the use of leverage will result in a higher yield or return to common shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Acquiring Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Acquiring Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Acquiring Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Acquiring Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Acquiring Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Acquiring Fund issues preferred shares with relatively short terms to redemption in the future (e.g., iMTP Shares and VMTP Shares), refinancing risk will increase. To the extent that the Acquiring Fund issues preferred shares with a liquidity provider feature (e.g., VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Acquiring Fund is unable to replace existing leverage at all or on favorable terms. If the Acquiring Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Acquiring Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Acquiring Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The Acquiring Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Acquiring Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. The Acquiring Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. The Acquiring Fund is required to maintain certain regulatory asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions. The Acquiring Fund is not and will not be required under its statements of preferences with respect to iMTP Shares, VMTP Shares or VRDP Shares to maintain any particular long-term ratings for such shares. However, a downgrade or termination of one or more ratings of the Acquiring Fund’s preferred shares, whether a long-term rating or, in the case of VRDP Shares, one or more short-term ratings, which primarily reflect the short-term credit rating or ratings of the associated liquidity provider, could result in higher dividend rates and result in the Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, the Acquiring Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

The Acquiring Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, the Acquiring Fund’s investments in leveraged investment companies magnify the Fund’s leverage risk.

As noted above, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Multiple Series Risk. Following the Reorganizations, the Acquiring Fund will have one series of iMTP Shares, one series of VMTP Shares and three series of VRDP Shares outstanding. While the preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are certain differences between the terms applicable to each series. iMTP Shares and VMTP Shares each have a short-term mandatory redemption date while VRDP Shares have a long-term mandatory redemption with a liquidity feature. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Acquiring Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Joint Proxy Statement/Prospectus.

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Acquiring Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Acquiring Fund may be required to dispose of certain assets. If these relief provisions are not available to the Acquiring Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Acquiring Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Acquiring Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Acquiring Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Acquiring Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Acquiring Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Acquiring Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Acquiring Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Acquiring Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Acquiring Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Acquiring Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Acquiring Fund’s common shares and may affect the Fund’s net income. When the Acquiring Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Derivatives Risk, including the Risk of Swaps. The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Acquiring Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected.

The Acquiring Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Acquiring Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Acquiring Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Acquiring Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Acquiring Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Acquiring Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Acquiring Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Acquiring Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Acquiring Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or Sub-Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Adviser and/or Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Acquiring Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk. The Acquiring Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Acquiring Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Acquiring Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Acquiring Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Acquiring Fund’s ability to buy or sell bonds. As a result, the Acquiring Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Acquiring Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk. During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Acquiring Fund to reinvest in lower yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ ability to pay dividends, market price or their overall returns.

Economic Sector Risk. The Acquiring Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Acquiring Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Acquiring Fund’s assets. In addition, the Acquiring Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Acquiring Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Acquiring Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Reliance on Investment Adviser and Sub-Adviser. The Acquiring Fund is dependent upon services and resources provided by the Adviser and the Sub-Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, the Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA-CREF. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Acquiring Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. As part of this initiative, the Board of the Acquiring Fund approved an expanded investment mandate for the Acquiring Fund, and the Board of each Target Fund and the Acquiring Fund approved the Reorganizations. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Reorganizations and the expanded investment mandate of the Acquiring Fund are intended to provide meaningfully higher net earnings, as a result of the Acquiring Funds greater allocation of assets to lower rated securities, that may support higher common share distributions; a more attractive yield and risk profile versus other national municipal closed-end funds in the marketplace, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value; increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; greater liquidity and ease of trading due to substantially more common shares outstanding; and lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Target Funds, and holders of a majority of the Acquiring Fund’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Terms of the Reorganizations

General. The Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund (the “Agreement”), in the form attached as Appendix A, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund VRDP Shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding VRDP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund VRDP Shares held immediately prior to the closing of the Reorganization. The VRDP Shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about December 7, 2015, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. The repositioning of the Acquiring Fund’s portfolio to reflect its new investment policies is expected to occur over time and will depend on market conditions.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. See “Proposal No. 1—Information About the Reorganizations—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Following the Reorganizations, each holder of VRDP Shares of a Target Fund would own the same number of Acquiring Fund VRDP Shares with the same aggregate liquidation preference as the VRDP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially similar terms as the outstanding VRDP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. In addition, all of the VMTP Shares of the Acquiring Fund are currently owned by a single institutional investor.

Valuation of Assets and Liabilities. If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than each Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund of the proposals with respect to the Reorganization in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, (4) the Funds’ receipt of certain customary certificates and legal opinions and (5) the effectiveness of the new investment management agreement and new sub-advisory agreement. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Target Funds and holders of a majority of the Acquiring Fund’s outstanding VMTP Shares, The Funds are not required under the respective statements of preferences with respect to iMTP Shares, VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the iMTP Shares, VMTP Shares or VRDP Shares.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a form of which is attached hereto as Appendix A.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the independent Board Members, has determined that its Fund’s Reorganization would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of such Reorganization. At a meeting held on August 24, 2015 (the “August Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

Since the beginning of the year, the Adviser has been evaluating the national municipal closed-end fund market and, in particular, its leveraged national municipal closed-end funds and their position in the market. As part of this broad initiative, the Adviser has proposed to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds to create fewer funds with greater scale, eliminate overlapping investment mandates of the funds and to better differentiate the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. Consistent with this initiative, the Adviser proposed certain changes to non-fundamental investment policies which included an expanded investment mandate of the Acquiring Fund and proposed the approval of the Reorganization of each Target Fund into the Acquiring Fund. The expanded investment mandate of the Acquiring Fund coupled with the Reorganizations were intended, among other things, to create a combined fund with significantly greater scale and an expanded investment mandate and to provide various benefits to shareholders as outlined in further detail below.

During the course of the year, the Adviser had made presentations, and the Boards had received a variety of materials relating to the proposed expanded investment mandate and Reorganizations, including the rationale therefore. Prior to approving the Reorganizations and related proposals, the independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in private sessions without management present. The Boards considered a number of principal factors presented at the time of the August Meeting or prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees and total expenses;

•	the potential for improved secondary market trading with respect to the common shares;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks. The Boards noted that each Fund is a diversified closed-end fund. Based on the information presented, the Boards noted that the investment objectives of the Acquiring Fund and each Target Fund are substantially similar and that each Fund invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes.

The Boards noted that each of the Funds have a non-fundamental investment policy requiring that under normal circumstances, the respective Fund will invest at least 80% of its managed assets in investment grade municipal securities (which includes Baa/BBB-rated municipal securities) and permitting it to invest up to 20% of its managed assets in below-investment-grade municipal securities. However, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create a notable difference between the investment policies of the Acquiring Fund and the Target Funds relating to exposure to below-investment-grade securities. More specifically, the Board of the Acquiring Fund approved changing the non-fundamental investment policies pursuant to which, under normal circumstances, the Acquiring Fund must invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s Sub-Adviser. The Board of the Acquiring Fund adopted a new non-fundamental policy for the Acquiring Fund permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of the investment, Baa/BBB or below, including below-investment-grade municipal securities or unrated securities judged to be of comparable quality by the Fund’s Sub-Adviser. The Boards recognized that under this expanded investment mandate, it was expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Although the Funds have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, and therefore the current investment risks are similar, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create some differences in investment risks in certain respects. The Boards noted that while the Acquiring Fund’s greater allocation to lower rated municipal securities under its expanded investment mandate is expected to result in meaningfully higher net earnings that may support higher common share distributions, the Acquiring Fund may also be exposed to increased credit risk.

In addition to evaluating the compatibility of the investment strategies and related risks, the Boards considered the portfolio composition of each Fund and the impact of the Reorganizations and restructuring on each Fund’s portfolio, including the shifts in credit quality as well as any shifts in sector allocations, yield, leverage and leverage costs. The Boards also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund, including the secondary market trading of its shares. The Boards also recognized that each Fund utilizes leverage. If the Reorganizations are approved, the Acquiring Fund is expected to buy and sell a portion of its portfolio investments as part of its restructuring and will incur transaction costs. The Boards considered the potential for related gains and losses of such transactions.

In evaluating the Reorganizations and related proposals, the Boards considered the anticipated benefits that the Reorganizations and expanded investment mandate of the Acquiring Fund were intended to provide to shareholders including, among other things, (a) meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions; (b) a more attractive yield and risk profile versus other national municipal closed-end funds in the marketplace, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value; (c) increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; (d) greater liquidity and ease of trading due to substantially more common shares outstanding; and (e) lower fund administrative costs (excluding the costs of leverage) as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser and sub-adviser. The Boards noted that a new portfolio manager will manage the Acquiring Fund upon the effectiveness of the new Investment Management Agreement and will be supported by the same credit team and infrastructure that supports the managers of the Sub-Adviser’s dedicated high yield mandates. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser and substantially similar investment objectives; however, the Acquiring Fund will be following the new expanded investment mandate as noted above.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses. The Boards considered the fees and expense ratios of each of the Funds, including the estimated expenses of the Acquiring Fund following the Reorganizations, the costs of leverage among the Funds and the impact of the Reorganizations on such costs, and the Adviser’s proposed expense waiver.

The Boards reviewed the new proposed Investment Management Agreement of the Acquiring Fund which provides for a higher contractual management fee rate payable at each breakpoint than the contractual fee rate at each comparable breakpoint reflected in each Fund’s current Investment Management Agreement. The Boards recognized that the revised Acquiring Fund’s breakpoint schedule included an additional breakpoint at over $5 billion in assets. With respect to certain Funds, the revised schedule reflected a greater reduction in the fund-level management fee rate at the $2 billion in assets under management threshold. The Boards also considered the Adviser’s proposed fee waiver for the one-year period following the closing of the Reorganizations. The Boards recognized that as of the most recent fiscal year end, the Acquiring Fund’s pro forma expense ratio as a percentage of net assets attributable to common shares (excluding the cost of leverage) would have been the same or lower than the expense ratios of each Fund taking the fee waiver into account. The Boards also recognized that the Acquiring Fund’s larger scale as a result of the Reorganizations was expected to result in lower administrative costs which were anticipated to partially offset any increases in management fees.

In its review, the Boards also reviewed the proposed sub-advisory fee rate for the Acquiring Fund (as a percentage of the Acquiring Fund’s management fee, net of applicable waivers and reimbursements ) after the restructuring and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the new Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the current Sub-Advisory Agreement. The Boards recognized that the higher contractual fee rate schedule was intended to reflect the increased level of ongoing credit research and surveillance required under the Acquiring Fund’s expanded investment mandate as well as to standardize the investment management agreements of Nuveen’s municipal closed-end funds.

Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to increase competitiveness and investor appeal which may enhance secondary market trading prices relative to net asset value as well as provide greater liquidity and ease of trading due to substantially more common shares outstanding.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the applicable Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations. The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganizations and the allocation of such costs between each Fund. The Boards noted that the allocation of the costs of the Reorganizations would be based on the relative expected benefits of the Reorganizations and the expanded investment mandate of the combined fund, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, the respective Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights. The Boards considered that the Acquiring Fund and Dividend Advantage 2 are organized as Massachusetts business trusts and Municipal Advantage and Premium Income are organized as Minnesota corporations. In this regard, the Boards recognized that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. The Boards recognized that the Adviser and the Sub-Adviser will receive additional compensation under the revised fee schedules of the new Investment Management Agreement and new Sub-Advisory Agreement. Other benefits may also include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion. Each Board, including the independent Board Members, approved the Reorganization involving its Fund, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2015, and the pro forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.97295587 common shares of the Acquiring Fund issued for each common share of Municipal Advantage, approximately 0.90657021 common shares of the Acquiring Fund issued for each common shares of Premium Income and approximately 0.99537345 common shares of the Acquiring Fund issued for each common share of Dividend Advantage 2. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 2,688 shares outstanding for Municipal Advantage; 2,622 shares outstanding for Premium Income; 1,960 shares outstanding for Dividend Advantage 2; and 7,270 shares outstanding for Combined Fund Pro Forma	$—	$268,800,000	$262,200,000	$196,000,000	$—		$727,000,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 810 shares outstanding for the Acquiring Fund; and 810 shares outstanding for Combined Fund Pro Forma	$81,000,000	$—	$—	$—	$—		$81,000,000

Institutional MuniFund Term Preferred (iMTP) Shares, $5,000 stated value per share, at liquidation value; 30,000 shares outstanding for the Acquiring Fund; and 30,000 shares outstanding for Combined Fund Pro Forma	$150,000,000	$—	$—	$—	$—		$150,000,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 36,330,025 shares outstanding for Acquiring Fund; 39,327,667 shares outstanding for Municipal Advantage; 43,338,451 shares outstanding for Premium Income; 29,478,412 shares outstanding for Dividend Advantage 2; and 143,225,484 shares outstanding for Combined Fund Pro Forma	$363,300	$393,277	$433,385	$294,784	$(52,491	)(2)	$1,432,255
Paid-in surplus	510,118,546	545,988,556	544,415,831	420,367,578	(1,827,509	)(3)	2,019,063,002

	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Undistributed (Over-distribution of) net investment income	$4,107,338	$1,314,643	$4,919,761	$5,346,417	$(6,041,411	)(4)	$9,646,748
Accumulated net realized gain (loss)	(1,735,406)	(14,950,193)	(5,728,304)	(15,348,121)	—		(37,762,024)
Net unrealized appreciation (depreciation)	61,510,604	72,402,005	81,124,787	55,560,963	—		270,598,359

Net assets attributable to common shares	$574,364,382	$605,148,288	$625,165,460	$466,221,621	$(7,921,411)		$2,262,978,340

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.81	$15.39	$14.43	$15.82			$15.80

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	200,000,000			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	1,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2015, and are presented for informational purposes only. The actual closing date of the Reorganizations is expected to be on or about December 7, 2015, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	Assumes the issuance of 38,264,206, 39,289,259 and 29,341,994 Acquiring Fund common shares in exchange for the net assets of Municipal Advantage, Premium Income and Dividend Advantage 2, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of April 30, 2015, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $1,880,000, which will be borne by the Acquiring Fund, Municipal Advantage, Premium Income and Dividend Advantage 2 in the amounts of $345,000, $570,000, $265,000 and $700,000, respectively.
(4)	Assumes Premium Income and Dividend Advantage 2 make net investment income distributions of $4,126,233 and $1,915,178, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $1,880,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganizations. These estimated expenses will be borne by the Acquiring Fund, Municipal Advantage, Premium Income and Dividend Advantage 2 in the amounts of $345,000 (0.06%), $570,000 (0.09%), $265,000 (0.04%) and $700,000 (0.15%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Dividend Advantage 2, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Municipal Advantage and Premium Income are listed and trade on an exchange, under Minnesota law, only the holders of these Funds’ preferred shares, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VRDP Shares received in the Reorganizations by the holders of VRDP Shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of a Target Fund who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of April 30, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2
Expires October 31, 2016	$—	$—	$3,464,528	$—
Not subject to expiration	1,342,929	10,829,798	—	9,307,647

Total	$1,342,929	$10,829,798	$3,464,528	$9,307,647

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Net capital losses from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments before or after the Reorganizations, including any sales made to take advantage of its ability to hold a greater percentage of lower rated municipal securities, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of a Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares (i.e., iMTP Shares and VMTP Shares) entitled to vote on the matter, voting as a separate class. Holders of preferred shares of each Target Fund are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Target Funds, and holders of a majority of the Acquiring Fund’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. iMTP Shares, VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust or articles of incorporation, as applicable, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page vii.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving notice to the Plan Agent either in writing or by telephone. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
July 2015	$14.02	$13.31	$15.77	$15.35	(11.10)%	(13.51)%
April 2015	$14.60	$13.75	$16.42	$15.81	(10.78)%	(13.50)%
January 2015	$14.52	$13.56	$16.41	$15.67	(11.52)%	(13.62)%
October 2014	$14.21	$13.61	$16.03	$15.33	(8.56)%	(14.72)%

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
July 2014	$14.01	$13.40	$15.40	$15.12	(8.67)%	(12.29)%
April 2014	$13.37	$12.79	$15.08	$14.56	(10.31)%	(12.67)%
January 2014	$12.90	$11.94	$14.62	$14.09	(10.93)%	(15.38)%
October 2013	$12.83	$11.91	$14.32	$13.62	(9.79)%	(13.98)%
July 2013	$14.77	$12.33	$16.09	$14.04	(8.00)%	(12.68)%
April 2013	$15.38	$14.24	$16.09	$15.75	(4.41)%	(9.59)%
January 2013	$16.25	$14.89	$16.49	$15.97	(0.43)%	(6.76)%
October 2012	$15.75	$15.01	$15.99	$15.67	(1.32)%	(5.12)%
July 2012	$15.56	$14.69	$15.91	$15.41	(0.32)%	(5.05)%
April 2012	$15.39	$14.41	$15.39	$15.08	0.52%	(4.70)%
January 2012	$15.04	$14.09	$15.37	$14.46	0.62%	(4.84)%

	Municipal Advantage
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
July 2015	$13.67	$12.99	$15.36	$15.02	(10.80)%	(13.85)%
April 2015	$14.33	$13.56	$15.90	$15.38	(9.68)%	(12.57)%
January 2015	$14.34	$13.56	$15.89	$15.28	(9.75)%	(12.01)%
October 2014	$14.05	$13.41	$15.53	$14.93	(7.50)%	(13.14)%
July 2014	$13.64	$12.97	$15.11	$14.76	(8.53)%	(12.48)%
April 2014	$13.29	$12.72	$14.78	$14.22	(9.46)%	(11.58)%
January 2014	$12.89	$11.80	$14.27	$13.65	(9.22)%	(14.14)%
October 2013	$12.70	$11.81	$14.09	$13.33	(8.67)%	(13.14)%
July 2013	$14.84	$12.40	$16.02	$14.00	(7.08)%	(11.60)%
April 2013	$15.50	$14.33	$15.97	$15.67	(2.76)%	(8.55)%
January 2013	$16.12	$14.97	$16.24	$15.68	(0.31)%	(4.72)%
October 2012	$15.78	$15.03	$15.76	$15.46	0.13%	(3.34)%
July 2012	$15.46	$14.82	$15.71	$15.19	(0.20)%	(3.07)%
April 2012	$15.42	$14.20	$15.21	$14.89	1.72%	(4.89)%
January 2012	$15.14	$14.05	$15.20	$14.32	1.81%	(4.24)%

	Premium Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
July 2015	$13.47	$12.60	$14.40	$14.07	(5.70)%	(10.64)%
April 2015	$13.96	$13.01	$14.93	$14.42	(6.08)%	(10.40)%
January 2015	$13.90	$12.99	$14.92	$14.31	(5.88)%	(9.48)%
October 2014	$13.34	$12.54	$14.54	$13.95	(7.68)%	(11.01)%
July 2014	$12.97	$12.43	$14.02	$13.74	(6.55)%	(10.32)%
April 2014	$12.76	$12.24	$13.70	$13.21	(5.69)%	(8.56)%
January 2014	$12.46	$11.24	$13.24	$12.73	(4.32)%	(11.70)%
October 2013	$12.11	$11.17	$12.97	$12.30	(5.17)%	(10.78)%
July 2013	$14.46	$11.65	$14.64	$12.74	(1.17)%	(8.74)%
April 2013	$14.92	$13.70	$14.60	$14.33	2.90%	(4.49)%
January 2013	$15.00	$13.97	$14.90	$14.46	2.18%	(3.39)%
October 2012	$14.78	$13.93	$14.51	$14.22	2.50%	(2.99)%
July 2012	$14.48	$13.67	$14.43	$14.01	1.84%	(3.05)%
April 2012	$13.88	$12.88	$14.00	$13.71	(0.29)%	(6.33)%
January 2012	$13.93	$12.70	$13.95	$13.03	0.82%	(3.35)%

	Dividend Advantage 2
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
July 2015	$14.04	$13.36	$15.79	$15.44	(11.05)%	(13.62)%
April 2015	$14.74	$13.91	$16.33	$15.81	(9.59)%	(12.75)%
January 2015	$14.73	$13.90	$16.32	$15.69	(9.74)%	(11.85)%
October 2014	$14.17	$13.62	$15.93	$15.37	(10.43)%	(12.16)%
July 2014	$14.26	$13.44	$15.58	$15.21	(8.46)%	(12.21)%
April 2014	$13.84	$13.40	$15.27	$14.74	(7.75)%	(10.48)%
January 2014	$13.55	$12.27	$14.79	$14.22	(7.95)%	(13.91)%
October 2013	$13.20	$12.20	$14.57	$13.78	(8.11)%	(13.58)%
July 2013	$15.31	$12.86	$16.37	$14.42	(6.48)%	(11.71)%
April 2013	$15.69	$14.75	$16.34	$16.10	(3.92)%	(8.44)%
January 2013	$16.16	$15.07	$16.54	$16.10	(1.28)%	(6.73)%
October 2012	$16.49	$15.37	$16.09	$15.79	3.26%	(3.09)%
July 2012	$16.11	$14.98	$16.00	$15.51	0.82%	(4.16)%
April 2012	$15.45	$14.40	$15.51	$15.19	0.39%	(5.45)%
January 2012	$15.15	$13.88	$15.29	$14.41	2.20%	(4.53)%

On October 1, 2015, the closing sale prices of the Acquiring Fund, Municipal Advantage, Premium Income and Dividend Advantage 2 common shares were $13.62, $13.26, $13.01 and $13.51, respectively. These prices represent discounts to net asset value for the Acquiring Fund, Municipal Advantage, Premium Income and Dividend Advantage 2 of (13.14)%, (13.28)%, (9.21)% and (14.00)%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of VRDP Shares to Be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each Target Fund (the “New VRDP Shares”) will be substantially similar, as of the closing of the Reorganizations, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of each series of New VRDP Shares will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares immediately prior to the closing of the Reorganizations.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Each series of New VRDP Shares will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give seven days’ notice on any business day to tender the securities for remarketing. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences (the “Statement”) of each series of New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by an entity acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The initial term of the purchase agreement with the liquidity provider for each series of New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for each series of New VRDP Shares, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the Statement and fee agreement with the liquidity provider for each series of New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. If the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider with respect to each series of New VRDP Shares, and such failure is not cured by the applicable cure date, the Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the minimum asset coverage requirement. The number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Each series of New VRDP Shares will have equal priority with each other and the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s Outstanding Preferred Shares and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Each of the Acquiring Fund and Dividend Advantage 2 is organized as a Massachusetts business trust. Each of Municipal Advantage and Premium Income is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

Each of the Acquiring Fund and Dividend Advantage 2 is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each of Municipal Advantage and Premium Income is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Massachusetts Business Trusts

Each of the Acquiring Fund and Dividend Advantage 2 is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Dividend Advantage 2.

Shareholder Voting.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each of the Acquiring Fund and Dividend Advantage 2 provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each of the Acquiring Fund and Dividend Advantage 2, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Municipal Advantage and Premium Income are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each of Municipal Advantage and Premium Income contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each of Municipal Advantage and Premium Income provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on an annual or other less frequent periodic basis at such date and time as the board of directors by resolution shall designate, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each of Municipal Advantage and Premium Income do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each of Municipal Advantage and Premium Income provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each of Municipal Advantage and Premium Income do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940

Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of each of Municipal Advantage and Premium Income, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Municipal Advantage and Dividend Advantage 2 are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. Premium Income’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Adviser (or, in the case of the Acquiring Fund, the Sub-Adviser). Each Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser (or, in the case of the Acquiring Fund, the Sub-Adviser). No more than 10% of the Managed Assets of any Target Fund may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of the Acquiring Fund, the Adviser).

Following the restructuring, under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Each Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to common shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of July 31, 2015, the effective maturity of the portfolio of the Acquiring Fund was 25.24 years.

The Acquiring Fund has not established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of the Acquiring Fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Fund. The suitability of an investment in the Acquiring Fund will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments. Special considerations apply to corporate investors. See “Federal Income Tax Matters” in the Reorganization SAI.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Federal Income Tax Matters” in the Reorganization SAI.

Portfolio Investments

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Acquiring Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote FOR the approval of the Reorganization(s).

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (COMMON AND PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares to each of Municipal Advantage, Premium Income and Dividend Advantage 2 into the Acquiring Fund. Subject to notice of issuance, the Acquiring Fund will list such shares on the NYSE. At the same time, the Acquiring Fund also intends to transfer the listing of its existing common shares from the NYSE MKT to the NYSE. In addition, the Acquiring Fund will issue VRDP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund VRDP Shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund VRDP Shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to, among other reasons, the increased size of the combined fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. If shareholders of the Funds approve the Reorganizations, after the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. As set forth in Proposal No. 1, the Board of the Acquiring Fund also approved certain changes to the non-fundamental investment policies of the Acquiring Fund. While the expanded investment mandate is intended to provide for increased returns, it is also expected to increase credit risk.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement for the iMTP Shares and the Statement for the VMTP Shares each generally requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions, including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders, as well as approval of a new investment management agreement and new sub-advisory agreement.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

(COMMON AND PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Background

Under an investment management agreement between Nuveen Fund Advisors and the Acquiring Fund (the “Current Investment Management Agreement”), Nuveen Fund Advisors serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. The Current Investment Management Agreement, which is dated October 1, 2014, was approved by the shareholders of the Acquiring Fund on August 5, 2014 and was last approved for continuance by the Board on July 28, 2015.

Nuveen Fund Advisors has entered into an investment sub-advisory agreement (the “Current Sub-Advisory Agreement”) with respect to the Acquiring Fund with Nuveen Asset Management, under which Nuveen Asset Management serves as the Fund’s sub-adviser and oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. The Current Sub-Advisory Agreement, which is dated October 1, 2014, was approved by the shareholders of the Acquiring Fund on August 5, 2014 and was last approved for continuance by the Board on July 28, 2015.

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the expansion of the Acquiring Fund’s investment mandate.

Pursuant to the Acquiring Fund’s current investment policies, under normal circumstances, the Acquiring Fund must invest at least 80% of its Managed Assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser.

Under the expanded investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its Managed Assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Sub-Adviser.

The current and new investment policies set forth above are non-fundamental policies. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes. These investment policies apply at the time of investment. Further information regarding the Reorganizations and the changes to the Acquiring Fund’s investment policies are described above under “Proposal No. 1.”

In order to standardize the investment management agreements of Nuveen’s municipal closed-end funds and as a result of the increased level of ongoing credit research and surveillance arising from the Acquiring Fund’s expanded investment mandate, Nuveen Fund Advisors proposed a new investment management agreement between Nuveen Fund Advisors and the Acquiring Fund (the “New Investment Management Agreement”). The New Investment Management Agreement will result in a higher management fee rate payable at each current breakpoint level in the Acquiring Fund’s fund-level management fee schedule, but will add a new breakpoint in the management fee schedule above $5 billion of average daily managed assets. In addition, Nuveen Fund Advisors proposed a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management on behalf of the Acquiring Fund (the “New Sub-Advisory Agreement”), pursuant to which the portion of the management fee payable by Nuveen Fund Advisors to Nuveen Asset Management would increase from 38.4615% to 42.8572%.

At its August 24, 2015 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), the Board, including the Board Members who are not parties to the Current Investment Management Agreement, the New Investment Management Agreement or any sub-advisory agreement entered into by Nuveen Fund Advisors with respect to the Acquiring Fund or who are not otherwise “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (the “Independent Board Members”), unanimously approved the New Investment Management Agreement and the New Sub-Advisory Agreement and unanimously recommended approval of the New Investment Management Agreement and the New Sub-Advisory Agreement by shareholders. As further described below under “C. Board Considerations,” the Board concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement were fair and reasonable and the Adviser’s and Sub-Adviser’s fees are reasonable in light of the services to be provided to the Acquiring Fund.

Section 15(a) of the 1940 Act provides that any person serving as an investment adviser of a registered investment company must do so pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company and, among other things, precisely describes all compensation to be paid thereunder. Generally, any increase in the fee rate under an investment advisory agreement constitutes a material amendment to the agreement that requires shareholder approval. Accordingly, the New Investment Management Agreement must be approved by the Acquiring Fund’s shareholders in order for it to become effective.

The New Investment Management Agreement and the New Sub-Advisory Agreement will take effect if approved by shareholders of the Acquiring Fund, whether or not the Reorganizations are consummated. If the Reorganizations are consummated, the New Investment Management Agreement and the New Sub-Advisory Agreement will take effect as of the closing of the Reorganizations. If the Reorganizations are not consummated, the New Investment Management Agreement and the New Sub-Advisory Agreement will take effect as of the first day of the month following a determination that the closing conditions of the Reorganizations will not be satisfied.

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Comparison of Current Investment Management Agreement and New Investment Management Agreement

With the exception of the fee schedule and the date of effectiveness, the terms of the New Investment Management Agreement are identical to those of the Current Investment Management Agreement. If approved by shareholders of the Acquiring Fund, the New Investment Management Agreement will become effective as set forth above and will expire on August 1, 2016, unless continued. The New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved by the Board of Trustees at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Investment Management Agreement is attached hereto as Appendix C.

Below is a comparison of certain terms of the Current Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The types of investment management services to be provided by the Adviser to the Acquiring Fund under the New Investment Management Agreement will be identical to those services currently provided by the Adviser to the Fund under the Current Investment Management Agreement. Both the Current Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Acquiring Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board.

Fees. Under the Current Investment Management Agreement and the New Investment Management Agreement, the Acquiring Fund pays to the Adviser an investment management fee that consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within the Fund. This pricing structure enables the Acquiring Fund’s shareholders to benefit from growth in assets within the Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for the Acquiring Fund under the Current Investment Management Agreement, payable monthly, is calculated according to the following schedule:

Fund-Level Fee Schedule Under the Current Investment Management Agreement

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

The annual fund-level fee rate for the Acquiring Fund under the New Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Fund-Level Fee Schedule Under the New Investment Management Agreement

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The Acquiring Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2014, the complex-level fee rate for the Acquiring Fund was 0.1643%.

The complex-level fee schedule is identical under the Current Investment Management Agreement and New Investment Management Agreement. The annual complex-level fee for the Acquiring Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**

For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

For the fiscal year ended October 31, 2014, the Acquiring Fund had Managed Assets of $914,540,801. During the fiscal year ended October 31, 2014, the Acquiring Fund paid $5,403,049 in management fees to the Adviser under the Current Investment Management Agreement. If the New Investment Management Agreement had been in place during the fiscal year ended October 31, 2014, the Acquiring Fund would have paid $5,860,319 in management fees to the Adviser. The management fees payable under the New Investment Management Agreement during the fiscal year ended October 31, 2014 would have been approximately 8% higher than the management fees paid under the Current Investment Management Agreement during the same fiscal year.

The information in the table below reflects the fees and expenses under the Current Investment Management Agreement for the Acquiring Fund’s fiscal year ended October 31, 2014, as adjusted as described in footnote 1 below, and the pro-forma expenses under the New Investment Management Agreement for the twelve (12) months ended October 31, 2014 (without giving effect to the Reorganizations). The figures in the Example below are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Acquiring Fund’s actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund (Current Investment Management Agreement)	Acquiring Fund (New Investment Management Agreement)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.98%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	0.44%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.01%
Other Expenses(3)	0.09%	0.09%

Total Annual Expenses	1.44%	1.52%
Less Fee Waiver	—	(0.05	)%(4)

Net Annual Expenses	1.44%	1.47%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares),” excluding “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters,” are based on the expenses of the Acquiring Fund for the twelve (12) months ended October 31, 2014. “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters” are based on the annualized expenses as a percentage of net assets applicable to common shares of the Acquiring Fund for the six (6) months ended April 30, 2015. This table does not reflect the impact of the Reorganizations. See the Comparative Fee Table on page 18 for pro forma fees and expenses of the combined fund following the Reorganizations.
(2)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for iMTP and VMTP Shares. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require the Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by the Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Fund’s use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.

(3)	Other Expenses are estimated based on actual expenses from the fiscal year ended October 31, 2014. Other Expenses of the Acquiring Fund have been restated to exclude a one-time expense related to a tender offer that was effective September 19, 2014, and increased actual expenses for the most recent fiscal year.
(4)	The Acquiring Fund’s net annual expense assumes the fee waiver schedule described below had been in place during the twelve (12) month period ended October 31, 2014. The Adviser has agreed to implement a fee waiver which would begin on the effective date of the New Investment Management Agreement and will be phased out over the first year following the effective date of the New Investment Management Agreement. The waiver would be subject to the following schedule and annual rates: (i) 0.05% of Managed Assets for the first 90 day period following the effective date of the New Investment Management Agreement; (ii) 0.0375% of Managed Assets for the 91st through 180th day period following the effective date of the New Investment Management Agreement; (iii) 0.025% of Managed Assets for the 181st through 270th day period following the effective date of the New Investment Management Agreement; and (iv) 0.0125% of Managed Assets for the 271st through 365th day period following the effective date of the New Investment Management Agreement. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund’s Investment Management Agreement terminates. The fee waiver of 0.05% set forth in the table above reflects the weighted-average value of the waiver over the twelve (12) month period ended October 31, 2014 as a percentage of net assets applicable to common shares. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund (Current Investment Management Agreement)	$15	$46	$79	$172
Acquiring Fund (New Investment Management Agreement)	$15	$48	$82	$181

Other Services. Under the Current Investment Management Agreement and the New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Current Investment Management Agreement and the New Investment Management Agreement provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Current Investment Management Agreement of the Acquiring Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Acquiring Fund approve the New Investment Management Agreement, the New Investment Management Agreement will have an initial term ending August 1, 2016. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Investment Management Agreement and the New Investment Management Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Acquiring Fund or Adviser on no less than sixty (60) days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. The Acquiring Fund may terminate the New Investment Management Agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Appendix F includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by the Adviser with similar investment objectives to the Acquiring Fund.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix E.

Shareholder Approval

To become effective, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Acquiring Fund, with the holders of common shares and preferred shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (1) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (2) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Investment Management Agreement was approved by the Board of the Acquiring Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of the Acquiring Fund also determined to submit the New Investment Management Agreement for consideration by the shareholders of the Acquiring Fund.

The Board of the Acquiring Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Comparison of Current Sub-Advisory Agreement and New Sub-Advisory Agreement

With the exception of the fees payable to the Sub-Adviser by the Adviser thereunder and the date of effectiveness, the terms of the New Sub-Advisory Agreement are identical to those of the

Current Sub-Advisory Agreement. If approved by shareholders of the Acquiring Fund, the New Sub-Advisory Agreement for the Acquiring Fund will expire on August 1, 2016, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Acquiring Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Sub-Advisory Agreement is attached hereto as Appendix D.

Below is a comparison of certain terms of the Current Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. The types of sub-advisory services to be provided by the Sub-Adviser to the Acquiring Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Acquiring Fund under the Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Acquiring Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will monitor the Acquiring Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Reorganizations or the changes to the Acquiring Fund’s investment policies described above will have any adverse effect on the performance of the Sub-Adviser’s obligations under the New Sub-Advisory Agreement, but the Fund’s expanded investment mandate will require an increased level of ongoing credit research and surveillance by the Sub-Adviser.

Brokerage. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Acquiring Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. For the services provided pursuant to the Current Sub-Advisory Agreement, the Adviser currently pays the Sub-Adviser a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Acquiring Fund to the Adviser. For the services provided pursuant to the New Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee, payable monthly, equal to 42.8572% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to the Adviser.

During the fiscal year ended October 31, 2014, the Adviser paid the Sub-Adviser $7,821,658 in fees under the Current Sub-Advisory Agreement. If the New Sub-Advisory Agreement had been in place during the fiscal year ended October 31, 2014, the Adviser would have paid the Sub-Adviser $8,715,582 in fees during that fiscal year. The fees payable under the New Sub-Advisory Agreement during the fiscal year ended October 31, 2014 would have been approximately 11% higher than the fees paid under the Current Sub-Advisory Agreement during the same fiscal year.

Payment of Expenses. Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Current Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Acquiring Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on August 1, 2016, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser on no less than sixty (60) days’ written notice. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement may also be terminated by action of the Acquiring Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are also terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the Sub-Adviser set forth in the agreement.

Information About the Sub-Adviser

Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to the Acquiring Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Appendix F includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by the Sub-Adviser with similar investment objectives to the Acquiring Fund.

Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix E.

Affiliated Brokerage and Other Fees

The Acquiring Fund paid no brokerage commissions within the last fiscal year to (1) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (2) any broker an affiliated person of which is an affiliated person of the Acquiring Fund, the Adviser or the Sub-Adviser.

During the Acquiring Fund’s last fiscal year, the Fund made no material payments to the Adviser or the Sub-Adviser or any affiliated person of the Adviser or the Sub-Adviser for services provided to the Fund (other than pursuant to the Current Investment Management Agreement or the Current Sub-Advisory Agreement).

Shareholder Approval

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Acquiring Fund, with the holders of common shares and preferred shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (1) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (2) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Sub-Advisory Agreement was approved by the Board of the Acquiring Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of the Acquiring Fund also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Acquiring Fund.

The Board of the Acquiring Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

The Board of the Acquiring Fund, including the Independent Board Members, is responsible for approving the investment management agreement between the Acquiring Fund and the Adviser and the sub-advisory agreement between the Adviser and Sub-Adviser on behalf of the Acquiring Fund and their periodic continuation. Pursuant to the 1940 Act, the Board is required to consider the continuation of the investment management and sub-advisory agreements for the Acquiring Fund on an annual basis. Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Current Investment Management Agreement and the Current Sub-Advisory Agreement (collectively, the “Current Advisory Agreements”) for the Acquiring Fund for an additional one-year period.

Since the approval of the continuance of the Current Advisory Agreements, the Adviser has proposed the Reorganization of each Target Fund into the Acquiring Fund and certain proposals which, among other things, proposed certain investment policy changes which would provide the Acquiring Fund with an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its Managed Assets in lower rated municipal securities. In connection with the proposed changes, the

Adviser proposed the New Investment Management Agreement and New Sub-Advisory Agreement (collectively, the “New Advisory Agreements”), and the Board of the Acquiring Fund was asked to consider the approval of the New Advisory Agreements. Accordingly, at an in-person meeting held on August 24, 2015 (the “August Meeting”), such Board, including a majority of the Independent Board Members, considered and approved the New Advisory Agreements and recommended that shareholders of the Acquiring Fund approve the New Advisory Agreements.

In connection with their review of the Current Advisory Agreements, the Independent Board Members received extensive information regarding the Adviser and Sub-Adviser (each a “Fund Adviser” and collectively, the “Fund Advisers”) including, among other things: the nature, extent and quality of services provided by the Fund Advisers; the organization and operations of the Fund Advisers; a review of the Acquiring Fund’s performance (including performance comparisons against the performance of its peer group and appropriate benchmark); a comparison of Acquiring Fund fees and expenses relative to peers; a description and assessment of shareholder services levels for the Acquiring Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. The Board considered the knowledge gained at the May Meeting as well as from other meetings and interactions with the Fund Advisers throughout the year in evaluating the New Advisory Agreements.
At the August Meeting and prior meetings, the Adviser made a presentation to and responded to questions from the Board of the Acquiring Fund regarding the proposed Reorganizations, the expanded investment mandate, and the New Advisory Agreements. Prior to the August Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Acquiring Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees for the services to be provided to the Acquiring Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Acquiring Fund’s New Advisory Agreements. The Independent Board Members’ considerations were based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nature, Extent and Quality of Services

In considering the New Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to the Acquiring Fund as well as other Nuveen funds overseen by the Board Members, the Board of the Acquiring Fund has a good understanding of each Fund Adviser’s organization, operations and personnel.

The Board recognized that the types of investment management services to be provided by the Adviser to the Acquiring Fund under the New Investment Management Agreement will be identical to those currently provided to the Fund under the Current Investment Management Agreement. In this regard, in addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates provide to the Acquiring Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser. Similarly, the Board recognized that the types of sub-advisory services to be provided by the Sub-Adviser to the Acquiring Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Acquiring Fund under the Current Sub-Advisory Agreement. In this regard, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Acquiring Fund. The Board, however, recognized the increased level of credit research and surveillance required by the Acquiring Fund’s expanded investment mandate. The Board is also familiar with the Sub-Adviser’s investment team. The Board noted that a new portfolio manager, who currently serves as the portfolio manager on other Nuveen funds, was expected to become the portfolio manager of the Acquiring Fund following the Reorganizations and would continue to be supported by the same credit team and infrastructure that supports managers of the Sub-Adviser’s dedicated high yield mandate. The Board also recognized that the Sub-Adviser had the capabilities and experience to be able to execute efficiently the required portfolio transition and manage the Acquiring Fund’s portfolio under the new investment mandate.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each New Advisory Agreement were satisfactory.

Investment Performance

The Board, including the Independent Board Members, considered the performance history of the Acquiring Fund over various time periods. The Board reviewed the Acquiring Fund’s historic investment performance based on net asset value and on market returns for the one-, three- and five-year periods ending June 30, 2015. The Board also reviewed performance data reflecting the Acquiring Fund’s trading discount to net asset value. This performance information supplemented the Fund performance information provided to the Board at each of its quarterly meetings, including the May Meeting. At the August Meeting and at prior meetings, the Independent Board Members have recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore has devoted significant time and focus evaluating the premium and discount levels of the Nuveen closed-end funds at each of the quarterly meetings throughout the year. At the prior meetings, the Board reviewed, among other things, the Acquiring Fund’s discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper category. The Board considered that the Reorganizations and expanded investment mandate were intended, in part, to provide meaningfully higher net earnings, as a result of the Acquiring Funds greater allocation of assets to lower rated securities, that may support higher common share distributions. The Board recognized that the past performance of the Acquiring Fund does not necessarily indicate future performance, and that the performance of the Acquiring Fund may be expected to differ from historic results as a result of the expanded investment mandate.

Fees, Expenses and Profitability

Fees and Expenses. In evaluating the management fees and expenses that the Acquiring Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee schedule, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee, the net management fee (after fee waiver) and estimated net total expense ratio for the Acquiring Fund, as well as comparative fee and expense data pertaining to the Acquiring Fund’s peers in the Lipper category in which the restructured Acquiring Fund was anticipated to be classified (i.e., Lipper High Yield Municipal Fund category). The Independent Board Members also reviewed the proposed fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and the proposed fee waiver expected to be provided.

The Board recognized that the New Investment Agreement provides a higher contractual management fee rate payable at each current fund-level breakpoint level in the Acquiring Fund’s fund-level management fee schedule. The Board further noted that the revised fund-level breakpoint schedule includes a new breakpoint in the Acquiring Fund’s management fee schedule above $5 billion in assets. With respect to certain Funds, the new schedule includes a greater reduction in the fund-level management fee rate at the $2 billion in assets under management threshold compared to such breakpoint in such Fund’s current breakpoint schedule. The Board also considered that the fund-level fee under the New Investment Management Agreement would be based on “managed assets” as such term is used in the investment management agreements of newer Nuveen municipal closed-end funds and which includes assets attributable to all forms of leverage. The Independent Board Members also considered the fee waiver proposed by the Adviser.

The Independent Board Members further reviewed the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s management fee net of applicable waivers and reimbursements) and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the New Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the Current Sub-Advisory Agreement.

The Board considered the rationale for the revised fee schedule under the New Investment Management Agreement and recognized that it was designed, in part, to reflect the increased level of ongoing credit research and surveillance required in managing the Acquiring Fund under the expanded investment mandate as well as to standardize the Acquiring Fund’s New Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. The Board noted that the Acquiring Fund’s proposed net management fee (after fee waiver) was anticipated to be comparable and pro forma net total expense ratio (excluding costs of leverage) was anticipated to be below the average of the Lipper High Yield Municipal Fund category. In addition, the Board compared the proposed fee schedule to the existing fee schedules the Adviser assesses to Nuveen funds that follow a low/medium investment grade mandate and to Nuveen funds that follow a high investment grade mandate and recognized that the proposed management fee schedule for the Acquiring Fund after restructuring was midway between these schedules.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Acquiring Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

Comparisons with the Fees of Other Clients. Due to their experience with overseeing the Acquiring Fund and other Nuveen funds, the Independent Board Members were also familiar with the nature of services and fees a Fund Adviser assessed to other types of clients. Such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser. At the May Meeting, the Board had reviewed the range of advisory fee rates and average fee the Sub-Adviser assessed municipal retail wrap accounts and municipal institutional accounts as well as the effective sub-advisory fee rate assessed the passively managed ETF.

In general terms, the overall management fee paid by the Acquiring Fund can be divided into two components, the fee retained by the Adviser and the fee the Adviser pays to the Sub-Adviser. In general, the fee to the Adviser will reflect, in part, the administrative services it will provide to support the Acquiring Fund, and while some administrative services may occur at the sub-adviser level, the sub-advisory fee will generally reflect the portfolio management services provided by the Sub-Adviser. The Board noted that higher fee levels generally reflected higher levels of services provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. In evaluating the comparisons of fees paid by funds compared to other types of clients, the Independent Board Members have noted, at the August Meeting or at prior meetings, that the fee rates charged to a fund (such as the Acquiring Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Acquiring Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Acquiring Fund) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen affiliated sub-adviser. Given the inherent differences in the various products, particularly the extensive services to be provided to the Acquiring Fund, the Independent Board Members believe such facts justify the different levels of fees.

Profitability of Fund Advisers. In conjunction with their review of the Current Advisory Agreements at the May Meeting, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the May Meeting or at prior meetings, the Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years; the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years; the allocation methodology used in preparing the profitability data; a history of the adjustments to the methodology due to changes in business over time; and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described below, the Sub-Adviser for the 2014 calendar year. In reviewing profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members have also considered, at the May Meeting or at prior meetings, the profitability of Nuveen in comparison to the adjusted operating margin of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The

Independent Board Members had noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, had recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members had determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members had also recognized the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Board recognized that the Adviser would receive additional compensation under the higher management fee rate in the New Investment Advisory Agreement for its services.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also had reviewed profitability analysis reflecting the revenues, expenses, and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year 2014. The Board noted that the Adviser would pay an increased portion of the management fee to the Sub-Adviser under the New Sub-Advisory Agreement.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Acquiring Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Acquiring Fund. See “Indirect Benefits” below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Acquiring Fund.

Based on their review, the Independent Board Members were satisfied that the Adviser’s and Sub-Adviser’s level of profitability was reasonable in light of the respective services to be provided to the Acquiring Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Acquiring Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the fund-level breakpoints in the advisory fee schedule as described above that reduce advisory fees as the Acquiring Fund’s asset levels increase. The Independent Board Members noted, however, that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Acquiring Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Acquiring Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

The Board also recognized that although the contractual management fees of the Acquiring Fund will increase under the New Investment Management Agreement, the Acquiring Fund’s larger scale following the Reorganizations is expected to result in lower administrative costs (excluding the costs of leverage), which are anticipated to partially offset any increases in the management fees. Further, the Adviser has agreed to waive a portion of its management fee for a period of one year following the closing of the Reorganizations. The purpose of the waiver is to phase in the new management fee over a period of one year. The waiver is not expected to be continued.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Acquiring Fund’s shareholders when assets under management increase.

Indirect Benefits

In evaluating fees, the Independent Board Members also considered, among other things, information received at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Acquiring Fund. In this regard, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Acquiring Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Acquiring Fund and other clients. The Fund’s portfolio transactions will be determined by the Sub-Adviser. While the Independent Board Members considered that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it receives research from brokers, the Board recognized that fixed income securities, such as municipal securities, generally trade on a principal basis that does not generate soft dollar credits.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Acquiring Fund were reasonable and within acceptable parameters.

Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Acquiring Fund and that the New Investment Management Agreement and New Sub-Advisory Agreement should be and were approved on behalf of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See the Reorganization SAI under “Management of the Funds.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including iMTP Shares, VMTP Shares and VRDP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including iMTP Shares, VMTP Shares and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund iMTP Shares

General

The Acquiring Fund currently has outstanding 30,000 iMTP, Series 2017 Shares, par value $0.01 per share, with a total liquidation preference per share of $5,000, which will remain outstanding following the completion of the Reorganizations. The iMTP Shares were offered and sold by the Acquiring Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act, to refinance and redeem a portion of the Fund’s then-outstanding VMTP Shares, Series 2014 and MuniFund Term Preferred Shares, Series 2016.

Dividends

The holders of the iMTP Shares are entitled to receive cumulative cash dividends and distributions on such shares when, as and if declared by, or under authority granted by, the Acquiring Fund’s Board. The amount of dividends per iMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the iMTP Shares.

Redemption

The iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the iMTP Shares on October 1, 2017, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price equal to the liquidation preference per share ($5,000) plus an amount equal to accumulated but unpaid dividends thereon. The iMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price equal to the liquidation preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the optional redemption date (whether or not earned by the Acquiring Fund, but excluding interest thereon), plus a redemption premium ranging from 0.0% to 1.0% of the liquidation preference amount. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem a number of iMTP Shares or other preferred shares necessary to regain compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the statement establishing and fixing the rights and preferences of iMTP Shares, or as otherwise required by applicable law, (1) each holder of iMTP Shares is entitled to one vote for each iMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the iMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including iMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including iMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

The holders of the iMTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the iMTP Shares or the holders of the iMTP Shares. The holders of the iMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the iMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The iMTP Shares are senior securities in priority to the Acquiring Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The iMTP Shares have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund outstanding, including the outstanding VMTP Shares and the New VRDP Shares to be issued in connection with the Reorganizations.

Description of Outstanding Acquiring Fund VMTP Shares

General

The Acquiring Fund currently has outstanding 810 VMTP, Series 2017 Shares, par value $0.01 per share, with a total liquidation preference per share of $100,000, which will remain outstanding following the completion of the Reorganizations. The VMTP Shares were offered and sold by the Acquiring Fund to a qualified institutional buyer pursuant to Rule 144A under the Securities Act, to refinance and redeem a portion of the Fund’s then-outstanding VMTP Shares, Series 2014 and MuniFund Term Preferred Shares, Series 2016.

Dividends

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

Redemption

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the VMTP Shares on April 1, 2017, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon, plus a certain redemption premium. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the statement establishing and fixing the rights and preferences of VMTP Shares, or as otherwise required by applicable law, (1) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2i) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VMTP Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the iMTP Shares and the New VRDP Shares to be issued in connection with the Reorganizations.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares

(other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest, and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares and New VRDP Shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended October 31, 2014 are incorporated herein. The financial statements as of and for the year ended October 31, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph

Street, Chicago, Illinois 60601. During the fiscal year ended October 31, 2014, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Funds for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of the Acquiring Fund and Dividend Advantage 2 as of August 24, 2015 and of Municipal Advantage and Premium Income as of September 10, 2015.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	36,312,525
Preferred shares	Unlimited	—	30,000(iMTP) 810(VMTP)
Municipal Advantage:
Common shares	200,000,000	—	39,289,967
Preferred shares	1,000,000	—	2,688(VRDP)
Premium Income:
Common shares	200,000,000	—	43,338,451
Preferred shares	1,000,000	—	2,622(VRDP)
Dividend Advantage 2:
Common shares	Unlimited	—	29,453,512
Preferred shares	Unlimited	—	1,960(VRDP)

The common shares of the Acquiring Fund and Dividend Advantage 2 are listed and trade on the NYSE MKT under the ticker symbols NZF and NXZ, respectively. The common shares of Municipal Advantage and Premium Income are listed and trade on the NYSE under the ticker symbols NMA and NPT, respectively. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. Neither the iMTP Shares or VMTP Shares of the Acquiring Fund nor the VRDP Shares of Municipal Advantage, Premium Income or Dividend Advantage 2 are listed on any exchange.

Shareholders of the Acquiring Fund and the Target Funds

As of December 31, 2014, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Acquiring Fund and Dividend Advantage 2 on or before August 24, 2015 and with respect to Municipal Advantage and Premium Income on or before September 10, 2015. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of September 10, 2015 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—
Common Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 187 Sully’s Trail, Pittsford, New York 14534	3,114,095	8.57%	2.16%	N/A

Acquiring Fund—
VMTP Shares	Citibank, N.A., Citicorp, Citigroup Inc.[1] 399 Park Avenue, New York, NY 10022	810	100.00%	100.00%	2.13%

Premium Income —
Common Shares	Morgan Stanley, Morgan Stanley Smith Barney LLC[2] 1585 Broadway, New York, NY 10036	2,427,833	5.60%	1.55%	N/A

(1)	Citibank N.A., Citicorp, and Citigroup Inc. filed their Schedule 13G jointly and each owns an equal amount of the number of shares listed above.
(2)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and each owns an equal amount of the number of shares listed above.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agents for the VRDP Shares of the Target Funds, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Target Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Target Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: Municipal Advantage (Series 1): [•] ([•] shares ([•]%)); Premium Income (Series 1): [•] ([•] shares ([•]%)); Dividend Advantage 2 (Series 2): [•] ([•] shares ([•]%)). Based on the preferred shares outstanding of the Acquiring Fund and Dividend Advantage 2 as of August 24, 2015 and of Municipal Advantage and Premium Income as of September 10, 2015, each holder of VRDP Shares listed in the foregoing sentence would own less than [•]% of the estimated pro forma preferred shares of the combined fund.

Expenses of Proxy Solicitation

Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The cost of preparing, printing and mailing the enclosed proxy,

accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies paid by the Funds will be divided pro rata among the Funds based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2016 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2016 annual meeting or the tenth business day following the date the 2016 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2016 annual meeting of shareholders in August 2016. If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2016 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2016 annual meeting of shareholders, expected to be held in August 2016.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 9, 2015

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2015, by and among Nuveen Dividend Advantage Municipal Fund 3, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Municipal Advantage Fund, Inc., a Minnesota corporation (“Municipal Advantage” or a “Target Fund”), Nuveen Premium Income Municipal Fund 4, Inc., a Minnesota corporation (“Premium Income” or a “Target Fund”), and Nuveen Dividend Advantage Municipal Fund 2, a Massachusetts business trust (“Dividend Advantage 2” or a “Target Fund” and, together with Municipal Advantage and Premium Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and, collectively with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares received by the Target Fund to the holders of common shares and VRDP Shares, respectively, of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to such Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund VRDP Shares as the number of VRDP Shares of such Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VRDP Shares of Municipal Advantage or Premium Income with respect to which Dissenters’ Rights, as defined in Section 1.2, have been properly exercised) and having substantially similar terms as the VRDP Shares of the Target Fund as of the Closing (as defined below), and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund VRDP Shares to be issued to each Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. With respect to each Reorganization, the foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividend or dividends set forth in Section 8.5 and, with respect to Municipal Advantage and Premium Income only, all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund’s Board of Directors or its officers reasonably expect to exist against such Target Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing; provided, however, that if more than one of the Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the applicable Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of such Target Fund’s Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend or dividends set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by holders of VRDP Shares of Municipal Advantage or Premium Income.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends will accumulate on the existing VRDP Shares of a Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund VRDP Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on its VRDP Shares up to and including the day immediately preceding the Closing Date, and such dividends will be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. Each Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), (a) each Target Fund will distribute in complete liquidation of such Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and (ii) to its VRDP shareholders of record (“Target Fund VRDP Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VRDP Shares of Municipal Advantage or Premium Income who have properly exercised Dissenters’ Rights with respect to the applicable Target Fund’s Reorganization, one Acquiring Fund VRDP Share received by such Target Fund (together with any Interim Dividends) in exchange for each VRDP Share of the Target Fund held by such Target Fund VRDP Shareholder immediately prior to the Closing; and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund VRDP Shareholder, the same number of Acquiring Fund VRDP Shares as the number of VRDP Shares of the Target Fund held by such Target Fund VRDP Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VRDP Shares of Municipal Advantage or Premium Income with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York

Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of any such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing will occur on December 7, 2015, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund will cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        With respect to its common shares, each Target Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of such Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Common Shareholder immediately prior to the Closing. With respect to its VRDP Shares, each Target Fund will issue and deliver, or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Target Fund and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund VRDP Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Secretary of each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of October 31, 2014, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of April 30, 2015, and for the six-month period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the

Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B hereto. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that, with respect to Dividend Advantage 2, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Acquiring Fund VMTP Statement”), Statement Establishing and Fixing the Rights and Preferences of Institutional MuniFund Term Preferred Shares (“Acquiring Fund iMTP Statement”) or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2014, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2015, and for the six-month period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America. and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the

Acquiring Fund as of April 30, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Each of Municipal Advantage and Premium Income will notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days, after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”) and one or more proxy statements relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund VRDP Shareholders and related matters (each, a “Proxy Statement”). Each Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). Each Registration Statement and Proxy Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of each Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        Each Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common and preferred shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws and Target Fund VRDP Statement. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, Acquiring Fund VMTP Statement and Acquiring Fund iMTP Statement.

8.2        As of the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents, or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         Each Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws, Acquiring Fund VMTP Statement or Acquiring Fund iMTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws, Acquiring Fund VMTP Statement and Acquiring Fund iMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        Each of Municipal Advantage and Premium Income has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Dividend Advantage 2 has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(c)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws or Target Fund VRDP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, By-Laws and Target Fund VRDP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization will have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VRDP Shares of Municipal Advantage or Premium Income who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VRDP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue.

8.9        The new Investment Management Agreement between the Adviser and the Acquiring Fund and the new Sub-Investment Advisory Agreement between the Adviser and Nuveen Asset Management, LLC with respect to the Acquiring Fund, each as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shall have been approved by the Board of Trustees and the shareholders of the Acquiring Fund.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to each of the Acquiring Fund and Dividend Advantage 2, it is expressly agreed that the obligations of the Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each such Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the Acquiring Fund or Dividend Advantage 2, as applicable, as provided in such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN MUNICIPAL ADVANTAGE FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Target Fund	Target Fund VRDP Shares Outstanding	Acquiring Fund VRDP Shares to be Issued in the Reorganizations
Municipal Advantage	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: March 1, 2040	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: March 1, 2040
Premium Income	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: March 1, 2040	VRDP Shares, Series 2 $100,000 liquidation preference per share Final Mandatory Redemption Date: March 1, 2040
Dividend Advantage 2	VRDP Shares, Series 2 $100,000 liquidation preference per share Final Mandatory Redemption Date: August 1, 2040	VRDP Shares, Series 3 $100,000 liquidation preference per share Final Mandatory Redemption Date: August 1, 2040

EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Municipal Advantage	200,000,000	1,000,000
Premium Income	200,000,000	1,000,000
Dividend Advantage 2	Unlimited	Unlimited

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years and for the six months ended April 30, 2015.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share or preferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements as of October 31, 2014, including the financial highlights for the fiscal year then ended, have been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such reports. Also included is selected data for the six months ended April 30, 2015, which is unaudited, and appears in the Fund’s 2015 Semi-Annual Report. A copy of the Annual and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended October 31
Per Share Operating Performance	2015(g)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Beginning Common Share NAV	$15.82	$14.32	$15.99	$14.53	$14.74	$14.19	$12.10	$15.03	$15.54	$15.32	$15.36
Investment Operations:
Net Investment Income (Loss)	0.41	0.72	0.71	0.78	0.98	1.06	1.08	1.06	1.07	1.07	1.06
Net Realized/ Unrealized Gain (Loss)	(0.04)	1.47	(1.63)	1.67	(0.18)	0.52	1.91	(2.95)	(0.44)	0.29	0.01
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	—	—	—	—	(0.01)	(0.02)	(0.05)	(0.27)	(0.27)	(0.24)	(0.15)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	—	—	—	—	— *	— *	—	—	(0.01)	—	—

Total	0.37	2.19	(0.92)	2.45	0.79	1.56	2.94	(2.16)	0.35	1.12	0.92

Less Distributions to Common Shareholders:
From Net Investment Income	(0.38)	(0.72)	(0.75)	(0.95)	(0.98)	(0.95)	(0.85)	(0.77)	(0.84)	(0.90)	(0.96)
From Accumulated Net Realized Gains	—	—	—	(0.04)	(0.02)	(0.06)	—	—	(0.02)	—	—

Total	(0.38)	(0.72)	(0.75)	(0.99)	(1.00)	(1.01)	(0.85)	(0.77)	(0.86)	(0.90)	(0.96)

Common Share:
Discount Per Share Repurchased and Retired	$—	$— *	$—	$—	$—	$—	$—	$—	$—	$—	$—
Discount Per Share Repurchased through Tender Offer	$—	$0.03	$—	$—	$—	$—	$—	$—	$—	$—	$—

Ending NAV	$15.81	$15.82	$14.32	$15.99	$14.53	$14.74	$14.19	$12.10	$15.03	$15.54	$15.32

Ending Share Price	$14.10	$13.80	$12.66	$15.73	$14.17	$14.58	$13.38	$10.72	$13.85	$15.88	$14.41

Common Share Total Returns:
Based on NAV(b)	2.33%	15.90%	(5.93)%	17.33%	5.83%	11.41%	25.08%	(14.99)%	2.31%	7.57%	6.09%
Based on Share Price(b)	4.96%	15.07%	(15.08)%	18.48%	4.59%	17.04%	33.89%	(17.85)%	(7.72)%	16.90%	6.11%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$574,364	$574,721	$578,508	$645,993	$587,047	$595,413	$573,088	$488,561	$606,908	$626,836	$617,358
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)
Expenses(e)	1.40%**	1.73%	1.71%	1.76%	1.53%	1.17%	1.26%	1.34%	1.32%	1.13%	1.13%
Net Investment Income (Loss)	5.14%**	4.78%	4.66%	5.06%	6.93%	7.21%	7.98%	7.08%	6.65%	6.51%	6.39%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	N/A	N/A	1.46%	1.02%	1.04%	1.04%	0.94%	0.68%	0.69%
Net Investment Income (Loss)	N/A	N/A	N/A	N/A	7.00%	7.36%	8.20%	7.37%	7.02%	6.96%	6.83%
Portfolio Turnover Rate(f)	9%	14%	14%	22%	30%	7%	2%	7%	14%	9%	3%

Acquiring Fund (Continued)	Year Ended October 31
Per Share Operating Performance	2015(g)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$236,950	$236,950	$270,775	$312,000	$312,000	$312,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$87,821	$85,465	$70,108	$73,630	$75,227	$74,468
Institutional MuniFund Term Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$150,000	$150,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $5,000 Share	$17,432	$17,440	$—	$—	$—	$—	$—	$—	$—	$—	$—
MuniFund Term Preferred Shares at the End of Period(h):
Aggregate Amount Outstanding (000)	$—	$—	$70,000	$70,000	$70,000	$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$—	$—	$34.19	$37.01	$34.54	$—	$—	$—	$—	$—	$—
Variable MuniFund Term Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$81,000	$81,000	$169,200	$169,200	$169,200	$—	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$348,643	$348,797	$341,851	$370,064	$345,421	$—	$—	$—	$—	$—	$—
iMTP, MTP and/or VMTP Shares at the End of Period
Asset Coverage Per $1 Liquidation Preference	$3.49	$3.49	$3.42	$3.70	$3.45	$—	$—	$—	$—	$—	$—

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on Common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gain distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 - Fund Shares, Preferred Shares, in the most recent shareholder report) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, in the most recent shareholder report), where applicable, as follows:

Year Ended 10/31:
2015(g)	0.44	%**
2014	0.72
2013	0.75
2012	0.77
2011	0.48
2010	0.09
2009	0.11
2008	0.19
2007	0.19
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	For the six months ended April 30, 2015. Unaudited.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
(h)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011
Series 2016 (NZF PRC)
Ending Market Value Per Share	$—		$10.10	$10.14	$10.14
Average Market Value Per Share	10.05	(j)	$10.10	$10.12	$10.05	(i)

(i)	For the period December 20, 2010 (first issuance date of shares) through October 31, 2011.
(j)	For the period November 1, 2013 through April 11, 2014.

Target Funds

The following Financial Highlights table is intended to help a prospective investor understand each Target Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share or preferred share of each Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of each Fund (assuming reinvestment of all dividends). The Funds’ annual financial statements as of October 31, 2014, including the financial highlights for the fiscal year then ended, have been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such reports. Also included is selected data for the six months ended April 30, 2015, which is unaudited, and appears in the Funds’ 2015 Semi-Annual Report. A copy of the Annual and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

Municipal Advantage	Year Ended October 31
Per Share Operating Performance	2015(f)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Beginning Common Share NAV	$15.41	$14.04	$15.76	$14.37	$14.79	$14.08	$12.12	$15.20	$15.88	$15.70	$16.02
Investment Operations:
Net Investment Income (Loss)	0.40	0.80	0.80	0.86	0.93	1.01	1.10	1.08	1.07	1.08	1.09
Net Realized/ Unrealized Gain (Loss)	(0.02)	1.34	(1.69)	1.64	(0.27)	0.76	1.76	(3.06)	(0.63)	0.27	(0.24)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	—	—	—	—	—	(0.01)	(0.06)	(0.30)	(0.29)	(0.26)	(0.16)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	—	—	—	—	—	— *	—	(0.01)	—	—	—

Total	0.38	2.14	(0.89)	2.50	0.66	1.76	2.80	(2.29)	0.15	1.09	0.69

Less Distributions to Common Shareholders:
From Net Investment Income	(0.40)	(0.80)	(0.83)	(0.97)	(1.00)	(0.98)	(0.84)	(0.77)	(0.83)	(0.90)	(1.00)
From Accumulated Net Realized Gains	—	—	—	(0.14)	(0.08)	(0.07)	—	(0.02)	—	(0.01)	(0.01)

Total	(0.40)	(0.80)	(0.83)	(1.11)	(1.08)	(1.05)	(0.84)	(0.79)	(0.83)	(0.91)	(1.01)

Common Share:
Discount Per Share Repurchased through Tender Offer	$—	$0.03	$—	$—	$—	$—	$—	$—	$—	$—	$—

Ending NAV	$15.39	$15.41	$14.04	$15.76	$14.37	$14.79	$14.08	$12.12	$15.20	$15.88	$15.70

Ending Share Price	$13.77	$13.74	$12.52	$15.67	$14.05	$14.92	$13.41	$11.41	$13.95	$15.85	$15.19

Common Share Total Returns:
Based on NAV(b)	2.47%	15.93%	(5.87)%	17.99%	5.05%	12.90%	23.89%	(15.65)%	1.06%	7.16%	4.42%
Based on Share Price(b)	3.15%	16.64%	(15.21)%	20.05%	1.90%	19.58%	25.70%	(13.16)%	(7.08)%	10.68%	3.29%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$605,148	$605,865	$613,392	$688,803	$626,616	$642,364	$608,813	$523,602	$656,806	$683,675	$675,678
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	1.53%**	1.71%	1.69%	1.75%	2.01%	1.66%	1.31%	1.38%	1.40%	1.18%	1.17%
Net Investment Income (Loss)	5.18%**	5.45%	5.31%	5.67%	6.76%	7.04%	8.51%	7.50%	6.87%	6.92%	6.81%
Portfolio Turnover Rate(e)	3%	8%	17%	18%	14%	16%	9%	13%	10%	11%	8%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$293,200	$341,650	$358,000	$358,000	$358,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$—	$76,911	$63,314	$70,866	$72,743	$72,184
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$268,800	$268,800	$296,800	$296,800	$296,800	$296,800	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$325,130	$325,396	$306,668	$332,076	$311,124	$316,430	$—	$—	$—	$—	$—

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on Common share equivalents.

(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gain distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4—Fund Shares, Preferred Shares, in the most recent shareholder report) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, in the most recent shareholder report), where applicable, as follows:

Year Ended 10/31:
2015(f)	0.56	%**
2014	0.68
2013	0.71
2012	0.76
2011	0.96
2010	0.60
2009	0.09
2008	0.17
2007	0.23
2006	—
2005	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2015. Unaudited.
*	Rounds to less than $0.01 per share.
**	Annualized.

Premium Income	Year Ended October 31
Per Share Operating Performance	2015(f)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Beginning Common Share NAV	$14.42	$12.97	$14.51	$13.07	$13.31	$12.58	$10.59	$13.22	$13.69	$13.38	$13.54
Investment Operations:
Net Investment Income (Loss)	0.39	0.79	0.81	0.83	0.82	0.87	0.91	0.91	0.90	0.90	0.91
Net Realized/ Unrealized Gain (Loss)	0.03	1.48	(1.53)	1.46	(0.21)	0.70	1.83	(2.67)	(0.45)	0.35	(0.10)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	—	—	—	—	—	(0.01)	(0.05)	(0.28)	(0.28)	(0.25)	(0.16)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	—	—	—	—	—	—	—	—	—	—	—

Total	0.42	2.27	(0.72)	2.29	0.61	1.56	2.69	(2.04)	0.17	1.00	0.65

Less Distributions to Common Shareholders:
From Net Investment Income	(0.41)	(0.82)	(0.82)	(0.85)	(0.85)	(0.83)	(0.70)	(0.59)	(0.64)	(0.69)	(0.81)
From Accumulated Net Realized Gains	—	—	—	—	—	—	—	—	—	—	—

Total	(0.41)	(0.82)	(0.82)	(0.85)	(0.85)	(0.83)	(0.70)	(0.59)	(0.64)	(0.69)	(0.81)

Common Share:
Discount Per Share Repurchased and Retired	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Ending NAV	$14.43	$14.42	$12.97	$14.51	$13.07	$13.31	$12.58	$10.59	$13.22	$13.69	$13.38

Ending Share Price	$13.51	$13.30	$12.00	$14.48	$12.76	$13.34	$11.69	$9.24	$11.77	$12.80	$12.31

Common Share Total Returns:
Based on NAV(b)	2.85%	18.09%	(5.16)%	17.96%	5.13%	12.77%*	26.11%	(15.97)%	1.25%	7.72%	4.87%
Based on Share Price(b)	4.72%	18.23%	(11.86)%	20.63%	2.63%	21.76%	35.01%	(17.19)%	(3.30)%	9.89%	3.07%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$625,165	$625,125	$562,020	$628,367	$565,529	$575,949	$543,812	$457,866	$571,427	$591,941	$578,517
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	1.51%**	1.64%	1.69%	1.75%	1.99%	1.67%	1.33%	1.62%	1.69%	1.25%	1.26%
Net Investment Income (Loss)	5.45%**	5.80%	5.85%	5.93%	6.71%	6.76%	7.89%	7.19%	6.68%	6.70%	6.63%
Portfolio Turnover Rate(e)	6%	13%	17%	9%	11%	16%	6%	10%	14%	9%	7%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$259,050	$302,200	$338,400	$338,400	$338,400
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$—	$77,481	$62,878	$67,215	$68,731	$67,739
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$262,200	$262,200	$262,200	$262,200	$262,200	$262,200	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$338,431	$338,415	$314,348	$339,652	$315,686	$319,660	$—	$—	$—	$—	$—

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on Common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gain distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4–Fund Shares, Preferred Shares, in the most recent shareholder report) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3–Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, in the most recent shareholder report), where applicable, as follows:

Year Ended 10/31:
2015(f)	0.55	%**
2014	0.63
2013	0.70
2012	0.75
2011	0.94
2010	0.59
2009	0.10
2008	0.37
2007	0.46
2006	—
2005	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2015. Unaudited.
*	During the fiscal year ended October 31, 2010, the Fund received payments from the Adviser of $240 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return Based on Common Share NAV.
**	Annualized.

Dividend Advantage	Year Ended October 31
Per Share Operating Performance	2015(g)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Beginning Common Share NAV	$15.82	$14.57	$16.09	$14.50	$14.76	$14.45	$12.71	$15.55	$16.02	$15.80	$15.63
Investment Operations:
Net Investment Income (Loss)	0.38	0.85	0.87	0.88	0.99	1.02	1.04	1.05	1.13	1.12	1.13
Net Realized/ Unrealized Gain (Loss)	0.04	1.24	(1.58)	1.84	(0.29)	0.26	1.59	(2.81)	(0.43)	0.32	0.22
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	—	—	—	—	—	—	—	(0.20)	(0.27)	(0.24)	(0.15)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	—	—	—	—	—	—	—	—	—	—	—

Total	0.42	2.09	(0.71)	2.72	0.70	1.28	2.63	(1.96)	0.43	1.20	1.20

Less Distributions to Common Shareholders:
From Net Investment Income	(0.42)	(0.84)	(0.81)	(0.95)	(0.96)	(0.97)	(0.89)	(0.88)	(0.90)	(0.98)	(1.03)
From Accumulated Net Realized Gains	—	—	—	(0.18)	—	—	—	—	—	—	—

Total	(0.42)	(0.84)	(0.81)	(1.13)	(0.96)	(0.97)	(0.89)	(0.88)	(0.90)	(0.98)	(1.03)

Common Shares:
Ending NAV	$15.82	$15.82	$14.57	$16.09	$14.50	$14.76	$14.45	$12.71	$15.55	$16.02	$15.80

Ending Share Price	$14.11	$14.12	$12.99	$15.63	$13.90	$14.67	$14.14	$12.35	$15.48	$16.50	$15.64

Common Share Total Returns:
Based on NAV(b)	2.67%	14.72%	(4.58)%	19.46%	5.24%	9.12%	21.41%	(13.23)%	2.76%	7.86%	7.83%
Based on Share Price(b)	2.93%	15.56%	(12.04)%	21.15%	1.70%	10.89%	22.63%	(15.21)%	(0.78)%	11.95%	8.58%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$466,222	$466,287	$429,385	$474,432	$427,085	$434,764	$425,253	$373,940	$456,992	$470,189	$462,862
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)
Expenses(e)	1.47%**	1.60%	1.53%	1.64%	1.78%	1.79%	1.91%	1.71%	1.25%	1.11%	1.12%
Net Investment Income (Loss)	4.80%**	5.66%	5.58%	5.70%	7.08%	6.85%	7.59%	6.82%	6.83%	6.70%	6.66%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	N/A	N/A	1.75%	1.68%	1.73%	1.45%	0.93%	0.72%	0.68%
Net Investment Income (Loss)	N/A	N/A	N/A	N/A	7.11%	6.95%	7.77%	7.08%	7.16%	7.09%	7.11%
Portfolio Turnover Rate(f)	10%	12%	22%	15%	40%	5%	2%	10%	5%	5%	2%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$—	$—	$222,000	$222,000	$222,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$—	$—	$—	$76,463	$77,949	$77,124
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$196,000	$196,000	$196,000	$196,000	$196,000	$196,000	$196,000	$196,000	$—	$—	$—
Asset Coverage Per $100,000 Share	$337,868	$337,902	$319,074	$342,057	$317,900	$321,819	$316,966	$290,785	$—	$—	$—

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on Common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gain distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees and expenses.

(e)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4–Fund Shares, Preferred Shares, in the most recent shareholder report) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3–Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, in the most recent shareholder report), where applicable, as follows:

Year Ended 10/31:
2015(g)	0.52	%**
2014	0.60
2013	0.62
2012	0.65
2011	0.78
2010	0.78
2009	0.83
2008	0.49
2007	0.14
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	For the six months ended April 30, 2015. Unaudited.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

APPENDIX C

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this          day of             , by and between NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3, a Massachusetts business trust (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	.5000%
For the next $125 million	.4875%
For the next $250 million	.4750%
For the next $500 million	.4625%
For the next $1 billion	.4500%
For the next $3 billion	.4250%
For managed assets over $5 billion	.4125%

1

“Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i) in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii) that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund a “Target Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Target Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i. In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Target Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii. In the case of Target Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) a Target Fund’s net assets as of the effective date of such Fund’s Acquisition;

iii. In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i. “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Target Funds.

ii. “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Target Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Target Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii. “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until August 1, 2016, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.        This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

by:
Vice President

Attest:

NUVEEN FUND ADVISORS, LLC

by:
Managing Director

Attest:

APPENDIX D

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT (Nuveen Dividend Advantage Municipal Fund 3 (NZF))

THIS AGREEMENT is made as of the             day of             , between Nuveen Fund Advisors, LLC, Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser for the Nuveen Dividend Advantage Municipal Fund 3 (the “Fund”), pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser.    The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of the Fund, each as amended to date (the

“Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting.    The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and the Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)        The Sub-Adviser will keep the Adviser informed of developments materially affecting the Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)        The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of the Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)        The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i) a report of any material changes to the Sub-Adviser Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii) a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. The Adviser understands that investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to 42.8572% of the fees (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to the Adviser under the Advisory Agreement for the Fund. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall become effective on such date and shall continue in effect until August 1, 2016. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of the Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification.    (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)        The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund and its respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative,

reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a) Neither the Adviser, on its own behalf or on behalf of the Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to a fund under common control with a Fund with respect to transactions for a Fund in securities or other assets.

16.        Instructions to Custodian.    The Sub-Adviser shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17.        Representations and Warranties.    (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i) has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of the Fund and the Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act. Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds to Appendix A and the compensation to the Sub-Adviser for such additional Funds to Appendix B, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and Appendix B and performance of each parties obligations hereunder with respect to such new Funds.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Adviser’s Name.    The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause the Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

APPENDIX E

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISER

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV	333 West Wacker Drive Chicago, Illinois 60606	Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Sherri A. Hlavacek
	Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, Illinois 60606	Co-President	Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Nuveen Asset Management	Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, Illinois 60606	Chairman	Gifford R. Zimmerman Sherri A. Hlavacek Kevin J. McCarthy Kathleen L. Prudhomme
	William T. Huffman	333 West Wacker Drive Chicago, Illinois 60606	President	Thomas S. Schreier, Jr.

E-1

APPENDIX F

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY THE ADVISER AND THE SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES AS THE ACQUIRING FUND

None.

F-1

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NZF1115

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on November 9, 2015

Please detach at perforation before mailing.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Dividend Advantage Municipal Fund 3, revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Dividend Advantage Municipal Fund 3 which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Dividend Advantage Municipal Fund 3 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NZF_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Dividend Advantage Municipal Fund 3

Shareholders Meeting to Be Held on November 9, 2015.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

2.	To approve the issuance of additional common shares in connection with the reorganization of each of Nuveen Municipal Advantage Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc. and Nuveen Dividend Advantage Municipal Fund 2 into Nuveen Dividend Advantage Municipal Fund 3 pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3(a).	To approve a new investment management agreement between Nuveen Dividend Advantage Municipal Fund 3 and Nuveen Fund Advisors, LLC.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Nuveen Dividend Advantage Municipal Fund 3.	☐	☐	☐
WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NZF_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Dividend Advantage Municipal Fund 3, revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Dividend Advantage Municipal Fund 3 which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Dividend Advantage Municipal Fund 3 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NZF_Pref_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Dividend Advantage Municipal Fund 3

Shareholders Meeting to Be Held on November 9, 2015.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization pursuant to which each of Nuveen Municipal Advantage Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc. and Nuveen Dividend Advantage Municipal Fund 2 (each, a “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of each Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

2.	To approve the issuance of additional common shares in connection with the reorganization of each of Nuveen Municipal Advantage Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc. and Nuveen Dividend Advantage Municipal Fund 2 into Nuveen Dividend Advantage Municipal Fund 3 pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3(a).	To approve a new investment management agreement between Nuveen Dividend Advantage Municipal Fund 3 and Nuveen Fund Advisors, LLC.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Nuveen Dividend Advantage Municipal Fund 3.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NZF_Pref_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on November 9, 2015

Please detach at perforation before mailing.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Dividend Advantage Municipal Fund 2, revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Dividend Advantage Municipal Fund 2 which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Dividend Advantage Municipal Fund 2 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NXZ_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Dividend Advantage Municipal Fund 2

Shareholders Meeting to Be Held on November 9, 2015.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Dividend Advantage Municipal Fund 2 (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NXZ_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on November 9, 2015

Please detach at perforation before mailing.

NUVEEN MUNICIPAL ADVANTAGE FUND, INC.	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Municipal Advantage Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Municipal Advantage Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Municipal Advantage Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NMA_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Municipal Advantage Fund, Inc.

Shareholders Meeting to Be Held on November 9, 2015.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Municipal Advantage Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NMA_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on November 9, 2015

Please detach at perforation before mailing.

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Premium Income Municipal Fund 4, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premium Income Municipal Fund 4, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premium Income Municipal Fund 4, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

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Signature and Title, if applicable

Signature (if held jointly)

Date	NPT_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premium Income Municipal Fund 4, Inc.

Shareholders Meeting to Be Held on November 9, 2015.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premium Income Municipal Fund 4, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NPT_26999_093015

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration stated filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 2, 2015

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)

NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

AND

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income”) and Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Municipal Advantage and Premium Income, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund VRDP Shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [•], 2015 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2015.

i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”) without the approval of shareholders.

The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Municipal Advantage and Dividend Advantage 2 are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. Premium Income’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser (or, in the case of the Acquiring Fund, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the Funds’ sub-adviser). Each Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser (or, in the case of the Acquiring Fund, the Sub-Adviser). No more than 10% of the Managed Assets of Municipal Advantage or Dividend Advantage 2 may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of the Acquiring Fund, the Adviser).

As part of the Acquiring Fund’s expanded investment mandate, under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Each Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Acquiring Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income taxes. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)	U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return,

and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1)	Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2)	Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3)	Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4)	Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5)	Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6)	Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Acquiring Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Acquiring Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Acquiring Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Acquiring Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Acquiring Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. The Acquiring Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. Successful implementation of most hedging strategies would generate taxable income.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Acquiring may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Acquiring Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Acquiring Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Acquiring Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Acquiring Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Acquiring Fund’s ability to enter into swaps in the OTC market. These developments could cause the Acquiring Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Acquiring Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Acquiring Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Acquiring Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Acquiring Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten,

extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Acquiring Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash – rather than any security – equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Acquiring Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Futures Options and Swaps.    The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Acquiring Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Acquiring Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Acquiring Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less. None of the fundamental investment restrictions of the Acquiring Fund are proposed to be changed in connection with the Reorganizations or expanded investment mandate.

Except as described below, each Fund may not:

	Acquiring Fund and Dividend Advantage 2	Municipal Advantage and Premium Income
1.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

2.	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made.

3.	Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.	Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph 2 above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Fund’s prospectus.

	Acquiring Fund and Dividend Advantage 2	Municipal Advantage and Premium Income
4.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.

5.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal obligations other than those municipal obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein or foreclosing upon and selling such security.

7.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

8.	Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.	Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

9.	With respect to the Acquiring Fund only, issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.	—

10.	—	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph 2 above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.

11.	—	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

	Acquiring Fund and Dividend Advantage 2	Municipal Advantage and Premium Income
12.	—	Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph 1 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund, except as otherwise indicated, may not:

(1)        Except Premium Income, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Except Premium Income, enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser (or, in the case of Municipal Advantage and Premium Income, the Sub-Adviser) determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended October 31, 2014 and October 31, 2013, the portfolio turnover rates of the Funds were as follows:

Fund	2014	2013
Acquiring Fund	14%	14%
Municipal Advantage	8%	17%
Premium Income	13%	17%
Dividend Advantage 2	12%	22%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is eleven (11), two of whom are an “interested persons” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “Independent Board Members”). None of the Independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

With respect to the Acquiring Fund and Dividend Advantage 2, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2016 annual meeting, the Class II Board Members serving until the 2017 annual meeting and the Class III Board Members serving until the 2018 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Jack B. Evans and Thomas S. Schreier, Jr. are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter and William J. Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

With respect to Municipal Advantage and Premium Income, Board Members serve annual terms until the next annual meeting or until their successors have been duly elected and qualified.

Board Members Adams, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth currently serve as the Board Members elected by holders of common shares and preferred shares, voting together as a single class, and Board Members Hunter and Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of August 1, 2015, the independent and interested Board Members of the Funds are directors or trustees, as the case may be, of 107 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 87 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of MedAmerica Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual or Class III Board Member until 2018 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Annual or Class II Board Member until 2017 Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class II Board Member until 2017 Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	Term: Annual or Class I Board Member until 2016(4) Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; nonprofit board member and former governance consultant; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Annual or Class II Board Member until 2017 Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are “interested persons” of the Funds

William Adams IV(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Annual or Class II Board Member until 2017 Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195	None

Thomas S. Schreier, Jr.(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class III Board Member until 2018 Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Director of Allina Health and a member of its Finance, Audit and Investment Committees; Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Ms. Stringer has announced her intention to retire from the Board as of December 31, 2015. She will continue to serve as a Class I Board Member until her retirement on December 31, 2015.
(5)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	88

Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services, of Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2010-2014), of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Sherri A. Hlavacek 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President and Treasurer	Term: Annual Length of Service: Since 2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	196

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of October 1, 2015.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. During the fiscal year ended October 31, 2014, the Executive Committee met two times for the Acquiring Fund, one time for Municipal Advantage and did not meet for Premium Income or Dividend Advantage 2.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2015, the members of the Dividend Committee are William C. Hunter, Chair, Jack B. Evans, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended October 31, 2014, the Dividend Committee met 6 times.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. During the fiscal year ended October 31, 2014, the Closed-End Funds Committee met 4 times.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2015, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended October 31, 2014, the Audit Committee met 4 times.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. As of

January 1, 2015, the members of the Compliance Committee are Virginia L. Stringer, Chair, William C. Hunter, John K. Nelson and Judith M. Stockdale. During the fiscal year ended October 31, 2014, the Compliance Committee met 6 times.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended October 31, 2014, the Nominating and Governance Committee met 6 times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. He is a Director of Allina Health and a member of its Finance, Audit and Investment Committees. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company. Ms. Stringer joined the Board in 2011.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Pursuant to the organizational documents of the Acquiring Fund and Dividend Advantage 2, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of iMTP Shares, VMTP Shares and VRDP Shares), voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Pursuant to the organizational documents of each of Municipal Advantage and Premium Income, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares (including holders of VRDP Shares), voting separately as a single class, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2014:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Family of Investment Companies(1)
William Adams IV	None	None	None	None	over $	100,000
Jack B. Evans	None	None	None	None	over $	100,000
William C. Hunter	None	None	None	None	over $	100,000
David J. Kundert	None	None	None	None	over $	100,000
John K. Nelson	None	None	None	None	over $	100,000
William J. Schneider	None	None	None	None	over $	100,000
Thomas S. Schreier, Jr.	None	None	None	None	over $	100,000
Judith M. Stockdale	None	None	None	None	over $	100,000
Carole E. Stone	None	None	None	None	over $	100,000
Virginia L. Stringer	None	None	None	None	over $	100,000
Terence J. Toth	None	None	None	None	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2014, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Compensation

Effective January 1, 2015, Independent Board Members receive a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$3,681	$3,451	$3,669	$3,385	$4,033	$3,637	$3,605	$3,377	$3,700
Municipal Advantage	2,826	2,576	2,754	2,502	3,206	2,742	2,734	2,494	2,837
Premium Income	2,377	2,150	2,303	2,083	2,722	2,272	2,292	2,075	2,386
Dividend Advantage	1,792	1,621	1,736	1,570	2,052	1,713	1,728	1,564	1,798
Total Compensation from Nuveen Funds Paid to Board Members(2)	$316,080	$286,000	$305,850	$275,500	$353,138	$299,890	$287,819	$279,500	$313,964

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$427	$—	$3,669	$—	$4,033	$925	$1,820	$—	$1,721
Municipal Advantage	344	—	2,754	—	3,206	635	1,380	—	1,268
Premium Income	293	—	2,303	—	2,722	510	1,157	—	1,055
Dividend Advantage	221	—	1,736	—	2,052	384	872	—	795

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2014 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC, is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2014	2013	2012
Gross Advisory Fees	$5,403,049	$5,524,643	$5,583,351
Waiver	$—	$—	$—

Net Advisory Fees	$5,403,049	$5,524,643	$5,583,351

Municipal Advantage	2014	2013	2012
Gross Advisory Fees	$5,737,415	$5,936,187	$5,993,773
Waiver	$—	$—	$—

Net Advisory Fees	$5,737,415	$5,936,187	$5,993,773

Premium Income	2014	2013	2012
Gross Advisory Fees	$5,374,302	$5,440,030	$5,483,876
Waiver	$—	$—	$—

Net Advisory Fees	$5,374,302	$5,440,030	$5,483,876

Dividend Advantage 2	2014	2013	2012
Gross Advisory Fees	$3,821,564	$3,907,678	$3,917,011
Waiver	$—	$—	$—

Net Advisory Fees	$3,821,564	$3,907,678	$3,917,011

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

With respect to each Fund, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the fiscal year ended October 31, 2014 were $2,078,094 for the Acquiring Fund, $2,206,696 for Municipal Advantage, $2,067,037 for Premium Income and $1,469,831 for Dividend Advantage 2.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund, Thomas C. Spalding, CFA, is the portfolio manager of Municipal Advantage and Dividend Advantage 2, and Christopher L. Drahn, CFA, is the portfolio manager of Premium Income. Upon the effectiveness of the Reorganizations, Scott R. Romans, Ph.D. is expected to become the portfolio manager of the Acquiring Fund.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of May 31, 2015:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul L. Brennan	Registered Investment Companies	14	$18.57 billion
	Other Pooled Investment Vehicles	2	$351 million
	Other Accounts	2	$57.1 million

Thomas C. Spalding	Registered Investment Companies	14	$9.94 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$23.7 million

Christopher L. Drahn	Registered Investment Companies	8	$2.83 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$117 million

Scott R. Romans	Registered Investment Companies	16	$9.035 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$2 million

*	Assets are as of May 31, 2015. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that link a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen

Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of May 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in Municipal Advantage	Dollar Range of Equity Securities Beneficially Owned in Premium Income	Dollar Range of Equity Securities Beneficially Owned in Dividend Advantage 2
Paul L. Brennan	$50,001-$100,000	$0	$0	$0
Thomas C. Spalding	$0	$100,001-$500,000	$0	$100,001-$500,000
Christopher L. Drahn	$0	$0	$0	$0

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Trustees or Directors, as applicable, who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2014	2013	2012
Acquiring Fund	$—	$—	$—
Municipal Advantage	$—	$—	$—
Premium Income	$—	$—	$—
Dividend Advantage 2	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that the Acquiring Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring

Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Acquiring Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest, and penalties.

EXPERTS

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended October 31, 2014 are incorporated herein. The financial statements as of and for the year ended October 31, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph, Chicago, Illinois 60601.

During the fiscal year ended October 31, 2014, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Funds for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

Pro Forma Financial Statements for the Reorganization of Nuveen Municipal Advantage Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc. and Nuveen Dividend Advantage Municipal Fund 2 (the “Target Funds”) into Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”)

Pro Forma Portfolio of Investments (Unaudited)

April 30, 2015

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
					Municipal Bonds - 146.1% (99.8% of Total Investments)
					Alabama - 1.3% (0.9% of Total Investments)
$-	$-	$11,895	$-	$11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System - Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	7/15 at 100.00	Aaa		$-	$-	$11,943,294	$-		$11,943,294
3,500	-	-	-	3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+		3,705,870	-	-	-		3,705,870
-	-	-	2,030	2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+		-	-	-	2,147,801		2,147,801
-	-	5,000	-	5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+		-	-	5,290,150	-		5,290,150
-	-	1,000	-	1,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		-	-	1,003,610	-		1,003,610
-	-	1,000	-	1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	BBB	(4)	-	-	1,004,100	-		1,004,100
-	-	1,500	-	1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 - AGM Insured	7/15 at 100.00	AA		-	-	1,506,345	-		1,506,345
-	-	2,375	-	2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB		-	-	2,742,626	-		2,742,626

3,500	-	22,770	2,030	28,300	Total Alabama				3,705,870	-	23,490,125	2,147,801		29,343,796

					Alaska - 0.9% (0.6% of Total Investments)
-	-	-	1,000	1,000	Alaska Municipal Bond Bank, General Obligation Bonds, Qualified 501 Series 2013B-2, 5.000%, 6/01/30	6/18 at 100.00	AA+		-	-	-	1,103,810		1,103,810
-	1,690	-	-	1,690	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2006, 5.000%, 8/01/17 - FGIC Insured	8/16 at 100.00	AA-		-	1,788,003	-	-		1,788,003
-	-	-	3,000	3,000	Anchorage, Alaska, General Obligation Bonds, Schools Refunding Series 2004B, 5.250%, 12/01/15 - AMBAC Insured	No Opt. Call	AAA		-	-	-	3,089,340		3,089,340
-	-	-	2,290	2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 - NPFG Insured	5/17 at 100.00	AA		-	-	-	2,450,872		2,450,872
-	2,495	-	-	2,495	CivicVentures, Alaska, Revenue Bonds, Anchorage Convention Center Series 2006, 5.000%, 9/01/34 - NPFG Insured	9/15 at 100.00	AA-		-	2,530,629	-	-		2,530,629
-	-	-	2,455	2,455	North Slope Borough, Alaska, General Obligation Bonds, Series 2007A, 5.000%, 6/30/16 - NPFG Insured	No Opt. Call	Aa2		-	-	-	2,588,994		2,588,994
-	675	-	-	675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A,	6/23 at 100.00	Ba1		-	675,115	-	-		675,115

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$1,000	$3,595	$-	$2,285	$6,880	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A,	6/46 at 100.00	B2		$790,820	$2,842,998	$-	$1,807,024		$5,440,842

1,000	8,455	-	11,030	20,485	Total Alaska				790,820	7,836,745	-	11,040,040		19,667,605

					Arizona - 3.0% (2.0% of Total Investments)
-	-	1,300	-	1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3		-	-	1,401,322	-		1,401,322
-	3,465	-	-	3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 - NPFG Insured	7/17 at 100.00	AA-		-	3,752,907	-	-		3,752,907
2,060	-	-	-	2,060	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2		2,270,038	-	-	-		2,270,038
-	-	10,450	-	10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A1		-	-	11,182,649	-		11,182,649
3,390	-	-	-	3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 3151, 13.478%, 7/01/16 (IF)	No Opt. Call	AAA		4,626,367	-	-	-		4,626,367
-	4,905	-	-	4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A		-	5,175,167	-	-		5,175,167
5,000	-	-	-	5,000	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) - FGIC Insured,	7/15 at 100.00	AA+	(4)	5,040,750	-	-	-		5,040,750
-	2,500	-	-	2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) - FGIC Insured	7/15 at 100.00	AA+	(4)	-	2,520,375	-	-		2,520,375
-	-	-	4,500	4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+		-	-	-	4,905,540		4,905,540
-	10,700	-	-	10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA-		-	11,769,251	-	-		11,769,251
-	-	400	-	400	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	AA+		-	-	452,492	-		452,492
-	-	950	-	950	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	AA+		-	-	1,045,314	-		1,045,314
-	-	3,710	-	3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A		-	-	4,101,961	-		4,101,961
-	-	-	2,905	2,905	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/33	No Opt. Call	Aa1		-	-	-	3,165,230		3,165,230
1,880	-	3,000	-	4,880	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A-		2,139,609	-	3,414,270	-		5,553,879

12,330	21,570	19,810	7,405	61,115	Total Arizona				14,076,764	23,217,700	21,598,008	8,070,770		66,963,242

					California - 20.1% (13.9% of Total Investments)
-	-	1,500	-	1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A+		-	-	1,773,735	-		1,773,735
-	2,000	-	-	2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 - FGIC Insured	No Opt. Call	AA-		-	1,618,640	-	-		1,618,640
-	3,500	-	-	3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 - AMBAC Insured	10/17 at 100.00	BBB+		-	3,842,265	-	-		3,842,265
-	4,225	-	-	4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 - AGM Insured	No Opt. Call	AA		-	2,645,146	-	-		2,645,146

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$8,000	$-	$8,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 - FGIC Insured	9/17 at 100.00	AA-		$-	$-	$8,186,960	$-		$8,186,960
-	4,070	-	-	4,070	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	AA-		-	1,628,122	-	-		1,628,122
-	6,410	-	-	6,410	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/34 - FGIC Insured	No Opt. Call	AA-		-	2,271,063	-	-		2,271,063
-	-	-	1,295	1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	BB		-	-	-	1,087,476		1,087,476
-	-	-	3,280	3,280	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B2		-	-	-	3,215,548		3,215,548
-	-	-	9,000	9,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B+		-	-	-	8,368,830		8,368,830
-	610	-	-	610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	6/15 at 100.00	BBB		-	610,122	-	-		610,122
-	-	-	4,080	4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 - BHAC Insured	4/16 at 100.00	AA+		-	-	-	4,233,938		4,233,938
-	-	5,000	-	5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		-	-	5,137,750	-		5,137,750
3,400	-	-	-	3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA		3,919,554	-	-	-		3,919,554
-	3,840	-	-	3,840	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA-		-	4,353,946	-	-		4,353,946
-	-	710	-	710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA-		-	-	797,408	-		797,408
2,900	-	2,900	-	5,800	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA-		3,047,726	-	3,047,726	-		6,095,452
5,355	-	1,685	-	7,040	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 13.571%, 5/15/40 (IF)	5/18 at 100.00	AA-		7,612,829	-	2,395,447	-		10,008,276
-	-	1,360	-	1,360	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB		-	-	1,507,342	-		1,507,342
-	-	2,000	-	2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/38	3/23 at 100.00	A1		-	-	2,218,420	-		2,218,420
-	-	1,220	-	1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1		-	-	1,485,252	-		1,485,252
-	-	1,500	-	1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A1		-	-	1,734,030	-		1,734,030
-	-	4,500	-	4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A1		-	-	5,124,915	-		5,124,915
-	2,000	-	-	2,000	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/28 - AMBAC Insured	2/17 at 100.00	Aa3		-	2,116,620	-	-		2,116,620
-	-	-	4,345	4,345	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	Aa3		-	-	-	4,596,793		4,596,793
-	-	19,095	-	19,095	California State, General Obligation Bonds, Various Purpose Series 2005, 5.000%, 6/01/33 (Pre-refunded 6/01/15) - CIFG Insured	6/15 at 100.00	Aa3	(4)	-	-	19,173,670	-		19,173,670
-	16,000	-	-	16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	Aa3		-	17,149,120	-	-		17,149,120
-	4,250	-	4,250	8,500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Aa3		-	4,980,873	-	4,980,872		9,961,745

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,000	$-	$1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	Aa3		$-	$-	$1,170,100	$-		$1,170,100
-	-	-	3,000	3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	Aa3		-	-	-	3,472,950		3,472,950
-	-	1,030	-	1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+		-	-	1,159,152	-		1,159,152
-	-	1,050	-	1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB		-	-	1,123,269	-		1,123,269
-	-	1,000	-	1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	CCC		-	-	905,040	-		905,040
-	2,455	-	-	2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2		-	2,929,085	-	-		2,929,085
20	-	-	-	20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 - NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA		20,061	-	-	-		20,061
-	9,955	-	-	9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 - FGIC Insured	No Opt. Call	AA-		-	4,980,188	-	-		4,980,188
-	-	3,000	-	3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/38	8/23 at 100.00	AA		-	-	3,386,490	-		3,386,490
-	-	-	4,000	4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 - NPFG Insured	No Opt. Call	Aa1		-	-	-	3,359,240		3,359,240
-	3,800	-	-	3,800	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C, 0.000%, 2/01/33 - FGIC Insured	2/33 at 100.00	AA-		-	1,492,184	-	-		1,492,184
-	3,795	-	-	3,795	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C, 0.000%, 2/01/37 - FGIC Insured	No Opt. Call	AA-		-	1,492,991	-	-		1,492,991
-	5,130	-	-	5,130	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa		-	6,224,639	-	-		6,224,639
-	2,510	-	-	2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 - NPFG Insured	No Opt. Call	AA-		-	1,533,635	-	-		1,533,635
-	3,360	-	-	3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 - NPFG Insured (ETM)	No Opt. Call	AA-	(4)	-	2,167,469	-	-		2,167,469
3,725	-	-	-	3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 - AGM Insured	No Opt. Call	AA		1,657,886	-	-	-		1,657,886
-	-	3,000	-	3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/26	No Opt. Call	BBB-		-	-	2,215,290	-		2,215,290
1,560	-	-	-	1,560	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.750%, 1/15/46	1/24 at 100.00	BBB-		1,817,603	-	-	-		1,817,603
1,560	2,000	-	-	3,560	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB-		1,846,619	2,367,460	-	-		4,214,079
-	-	-	4,505	4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 - NPFG Insured	No Opt. Call	Aaa		-	-	-	2,631,911		2,631,911
-	2,315	-	-	2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	AA-		-	1,093,467	-	-		1,093,467
-	-	1,000	-	1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2		-	-	1,186,880	-		1,186,880
-	-	2,000	-	2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A		-	-	2,100,360	-		2,100,360
-	3,170	-	-	3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 - AGM Insured	No Opt. Call	AA		-	2,245,216	-	-		2,245,216

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$8,895	$-	$-	$-	$8,895	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 (Pre-refunded 6/01/15) - AGC Insured	6/15 at 100.00	AA	(4)	$8,926,133	$-	$-	$-		$8,926,133
-	-	-	20,000	20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 (Pre-refunded 6/01/15) - FGIC Insured	6/15 at 100.00	A1	(4)	-	-	-	20,070,000		20,070,000
3,430	-	-	-	3,430	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A1		3,799,377	-	-	-		3,799,377
-	1,290	1,860	-	3,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B		-	1,255,583	1,810,375	-		3,065,958
750	6,080	-	4,350	11,180	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B		632,010	5,123,494	-	3,665,658		9,421,162
11,865	1,000	610	1,000	14,475	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B		9,476,931	798,730	487,225	798,730		11,561,616
-	-	3,000	-	3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B		-	-	2,608,170	-		2,608,170
7,150	-	-	-	7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2		8,813,162	-	-	-		8,813,162
-	-	3,190	-	3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA		-	-	2,176,888	-		2,176,888
-	5,000	-	-	5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 - NPFG Insured	No Opt. Call	Aa2		-	2,637,200	-	-		2,637,200
-	2,500	-	-	2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	Aa2		-	1,231,800	-	-		1,231,800
-	-	-	3,000	3,000	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 - FGIC Insured	10/15 at 100.00	AA-		-	-	-	3,050,400		3,050,400
2,750	-	-	-	2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A		2,978,525	-	-	-		2,978,525
-	-	-	5,255	5,255	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 (Pre-refunded 7/01/16) - FGIC Insured	7/16 at 100.00	Aa2	(4)	-	-	-	5,547,231		5,547,231
-	5,000	-	-	5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 - NPFG Insured	7/17 at 100.00	Aa2		-	5,359,800	-	-		5,359,800
-	-	540	-	540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA-		-	-	604,503	-		604,503
-	-	2,000	-	2,000	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA		-	-	2,511,160	-		2,511,160
-	-	1,000	-	1,000	Mendocino-Lake Community College District, California, General Obligation Bonds, Election 2006, Series 2011B, 0.000%, 8/01/31 - AGM Insured	8/26 at 100.00	AA		-	-	1,131,490	-		1,131,490
-	-	1,030	-	1,030	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA		-	-	875,170	-		875,170
-	1,160	-	1,160	2,320	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA		-	787,362	-	787,362		1,574,724
-	2,200	-	-	2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A		-	2,990,438	-	-		2,990,438
-	-	2,700	-	2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A		-	-	3,766,905	-		3,766,905
-	2,000	-	3,285	5,285	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 - AGM Insured	9/16 at 100.00	AA		-	2,114,720	-	3,473,428		5,588,148
-	7,735	-	-	7,735	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/25 - FGIC Insured	No Opt. Call	Aa1		-	5,744,785	-	-		5,744,785

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$4,180	$-	$-	$4,180	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/26 - FGIC Insured	No Opt. Call	Aa1	$-	$2,962,115	$-	$-		$2,962,115
-	-	-	10,885	10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 - FGIC Insured	No Opt. Call	AA-	-	-	-	7,850,915		7,850,915
-	5,000	-	-	5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (ETM)	No Opt. Call	Aaa	-	5,323,800	-	-		5,323,800
-	-	3,000	-	3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	-	-	3,351,660	-		3,351,660
-	-	1,250	-	1,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	-	-	1,360,588	-		1,360,588
12,000	-	-	-	12,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	11,582,518	-	-	-		11,582,518
-	6,000	-	-	6,000	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 - NPFG Insured	No Opt. Call	AA-	-	4,422,540	-	-		4,422,540
-	-	-	5,000	5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 - AGC Insured	8/29 at 100.00	AA	-	-	-	5,165,350		5,165,350
-	-	-	1,750	1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 - AGM Insured	No Opt. Call	AA	-	-	-	1,355,812		1,355,812
-	2,000	-	-	2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	-	2,170,460	-	-		2,170,460
-	9,315	-	-	9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	-	13,058,978	-	-		13,058,978
-	-	2,500	-	2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA-	-	-	2,911,700	-		2,911,700
3,850	-	-	-	3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 - AGM Insured	10/25 at 100.00	AA	4,127,624	-	-	-		4,127,624
-	-	-	2,000	2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	-	-	-	2,083,000		2,083,000
-	-	-	3,200	3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 - AGM Insured	No Opt. Call	AA	-	-	-	2,084,096		2,084,096
-	-	2,000	-	2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A-	-	-	2,319,340	-		2,319,340
205	-	-	-	205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB-	234,748	-	-	-		234,748
-	-	-	3,000	3,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 - AGC Insured	8/15 at 101.00	Aa2	-	-	-	3,062,940		3,062,940
-	-	-	2,755	2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 - AGM Insured	No Opt. Call	A1	-	-	-	2,051,621		2,051,621
3,550	-	-	-	3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,314,599	-	-	-		4,314,599
3,000	-	-	-	3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.676%, 8/01/41 (IF) (6)	8/21 at 100.00	AA+	4,072,260	-	-	-		4,072,260
-	1,830	-	-	1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.852%, 8/01/39 (IF)	8/19 at 100.00	Aa2	-	2,995,143	-	-		2,995,143
-	-	11,310	-	11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2006A, 4.250%, 7/01/31 - AGM Insured (UB)	7/16 at 100.00	AA+	-	-	11,461,780	-		11,461,780
-	-	670	-	670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A-	-	-	776,262	-		776,262
-	-	-	4,150	4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 - AGM Insured	8/18 at 53.32	AA	-	-	-	2,085,499		2,085,499

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$2,700	$-	$2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+		$-	$-	$2,976,021	$-		$2,976,021
1,025	-	5,605	-	6,630	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB-		1,126,649	-	6,160,848	-		7,287,497
3,160	-	-	-	3,160	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/50	1/25 at 100.00	BBB-		3,443,578	-	-	-		3,443,578
-	7,205	-	-	7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 - NPFG Insured	No Opt. Call	AA-		-	5,460,093	-	-		5,460,093
-	-	-	5,000	5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 - AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2		-	-	-	5,333,400		5,333,400
-	1,345	-	-	1,345	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 - NPFG Insured	No Opt. Call	Aa1		-	636,239	-	-		636,239
-	5,905	-	-	5,905	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 (Pre-refunded 9/01/15) - NPFG Insured	9/15 at 47.82	Aa1	(4)	-	2,821,881	-	-		2,821,881
-	-	4,000	-	4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.597%, 9/01/38 - NPFG Insured (IF)	9/17 at 100.00	AA+		-	-	5,330,120	-		5,330,120
-	-	-	1,930	1,930	San Mateo County, California transit District	06/15 at 100.00	AA		-	-	-	1,937,527		1,937,527
-	-	690	-	690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+		-	-	781,749	-		781,749
-	1,800	-	-	1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	Aa2		-	1,189,692	-	-		1,189,692
-	-	4,005	-	4,005	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 - AGM Insured	8/31 at 100.00	AA		-	-	2,871,064	-		2,871,064
-	-	3,900	-	3,900	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 5.625%, 5/01/41 - AGM Insured	8/21 at 100.00	AA		-	-	4,708,899	-		4,708,899
-	-	3,000	-	3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2		-	-	3,325,800	-		3,325,800

80,150	163,940	123,110	115,475	482,675	Total California				83,450,392	136,827,104	130,136,953	106,350,527		456,764,976

					Colorado - 8.5% (5.8% of Total Investments)
-	-	1,250	-	1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2		-	-	1,495,813	-		1,495,813
-	1,600	-	-	1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured	10/16 at 100.00	BBB-		-	1,644,224	-	-		1,644,224
-	-	700	-	700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R		-	-	718,494	-		718,494
-	-	625	-	625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB		-	-	736,438	-		736,438
-	-	1,240	-	1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34	No Opt. Call	A-		-	-	1,255,326	-		1,255,326

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,000	$-	$1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB		$-	$-	$1,063,890	$-		$1,063,890
2,485	-	-	-	2,485	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R		2,463,878	-	-	-		2,463,878
-	9,440	-	-	9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+		-	9,648,718	-	-		9,648,718
-	3,335	-	-	3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+		-	3,803,234	-	-		3,803,234
-	4,890	-	4,445	9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+		-	5,403,890	-	4,912,125		10,316,015
-	-	2,000	-	2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+		-	-	2,179,720	-		2,179,720
-	-	2,000	-	2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42	No Opt. Call	A		-	-	2,011,000	-		2,011,000
-	-	585	-	585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3		-	-	658,926	-		658,926
-	1,150	-	-	1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 - AGM Insured	9/18 at 102.00	AA		-	1,262,390	-	-		1,262,390
-	7,500	-	4,000	11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA-		-	8,359,800	-	4,458,560		12,818,360
-	1,500	-	2,000	3,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A-		-	1,590,840	-	2,121,120		3,711,960
-	-	-	3,250	3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+		-	-	-	3,399,825		3,399,825
-	-	945	-	945	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA		-	-	1,064,665	-		1,064,665
-	-	2,250	-	2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA		-	-	2,546,977	-		2,546,977
-	-	25	-	25	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2		-	-	27,803	-		27,803
-	-	1,175	-	1,175	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R	(4)	-	-	1,338,184	-		1,338,184
-	-	3,000	-	3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015C, 4.000%, 3/01/32	3/25 at 100.00	Aa2		-	-	3,121,260	-		3,121,260
-	-	1,210	-	1,210	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2013A, 5.000%, 9/01/38 - AGM Insured	9/22 at 100.00	AA		-	-	1,352,199	-		1,352,199
-	-	1,070	-	1,070	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/29 - AGM Insured	12/22 at 100.00	AA		-	-	1,224,669	-		1,224,669
-	-	1,685	-	1,685	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/30 - AGM Insured	12/22 at 100.00	AA		-	-	1,919,316	-		1,919,316
-	-	1,000	-	1,000	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/31 - AGM Insured	12/22 at 100.00	AA		-	-	1,130,930	-		1,130,930
-	-	1,945	-	1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 - BAM Insured	8/25 at 100.00	AA		-	-	2,212,399	-		2,212,399
5,000	-	-	-	5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 - RAAI Insured	12/17 at 100.00	AA		5,149,000	-	-	-		5,149,000
-	-	1,000	-	1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+		-	-	1,077,520	-		1,077,520
-	-	2,200	-	2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+		-	-	2,491,808	-		2,491,808

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage		Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$3,870		$-	$-	$3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	$-	$4,310,445	$-	$-		$4,310,445
-	2,200		-	-	2,200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 - SYNCORA GTY Insured	11/16 at 100.00	BBB-	-	2,237,334	-	-		2,237,334
-	1,	270	-	-	1,270	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 - SYNCORA GTY Insured	11/15 at 100.00	A+	-	1,302,461	-	-		1,302,461
5,365	5,365		-	-	10,730	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/23 - FGIC Insured	11/16 at 100.00	AA-	5,738,404	5,738,404	-	-		11,476,808
-	-		-	5,365	5,365	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/23 - FGIC Insured (UB)	11/16 at 100.00	AA-	-	-	-	5,738,404		5,738,404
3,300	3,300		-	3,300	9,900	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/24 - FGIC Insured	11/16 at 100.00	AA-	3,522,585	3,522,585	-	3,522,585		10,567,755
4,335	4,340		-	-	8,675	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/25 - FGIC Insured	11/16 at 100.00	AA-	4,623,928	4,629,261	-	-		9,253,189
-	-		-	4,335	4,335	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/25 - FGIC Insured (UB)	11/16 at 100.00	AA-	-	-	-	4,623,928		4,623,928
-	-		-	10,000	10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	Baa1	-	-	-	3,176,400		3,176,400
-	2,830		-	-	2,830	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/16 - NPFG Insured	No Opt. Call	AA-	-	2,781,522	-	-		2,781,522
-	8,845		-	-	8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 - NPFG Insured	No Opt. Call	AA-	-	6,079,434	-	-		6,079,434
-	7,550		-	-	7,550	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 - NPFG Insured	No Opt. Call	AA-	-	4,429,208	-	-		4,429,208
-	11,000		-	-	11,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 - NPFG Insured	No Opt. Call	AA-	-	5,810,750	-	-		5,810,750
-	10,000		-	-	10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 - NPFG Insured	No Opt. Call	AA-	-	4,986,000	-	-		4,986,000
-	-		-	8,135	8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 - NPFG Insured	9/20 at 63.98	AA-	-	-	-	4,230,200		4,230,200
-	-		3,000	-	3,000	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012, 5.000%, 12/01/42	No Opt. Call	A+	-	-	3,326,970	-		3,326,970
-	-		1,125	-	1,125	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 5.750%, 12/01/30	12/24 at 100.00	N/R	-	-	1,205,325	-		1,205,325
-	-		500	-	500	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	-	-	534,530	-		534,530
950	-		-	-	950	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/27 - RAAI Insured	12/17 at 100.00	AA	981,664	-	-	-		981,664
2,000	-		-	-	2,000	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 - RAAI Insured	12/17 at 100.00	AA	2,062,020	-	-	-		2,062,020
-	-		1,000	-	1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	-	-	1,067,510	-		1,067,510
-	-		3,015	-	3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 - AGM Insured	12/20 at 100.00	AA	-	-	3,572,624	-		3,572,624
-	-		2,090	-	2,090	Parker Water and Sanitation District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2012, 4.500%, 8/01/37	No Opt. Call	AA-	-	-	2,257,514	-		2,257,514
630	-		-	960	1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	723,127	-	-	1,101,907		1,825,034
-	3,110		1,245	-	4,355	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	-	3,560,639	1,425,401	-		4,986,040
-	-		2,365	-	2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	-	-	2,702,793	-		2,702,793

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$2,100	$-	$2,100	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R		$-	$-	$2,115,603	$-		$2,115,603
-	-	1,465	-	1,465	SBC Metropolitan District, Colorado, General Obligation Bonds, Series 2012, 4.000%, 12/01/37	No Opt. Call	BBB+		-	-	1,437,238	-		1,437,238

24,065	93,095	44,810	45,790	207,760	Total Colorado				25,264,606	81,101,139	49,272,845	37,285,054		192,923,644

					Connecticut - 0.5% (0.3% of Total Investments)
1,500	-	-	-	1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A		1,637,280	-	-	-		1,637,280
-	-	-	3,650	3,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA		-	-	-	3,819,725		3,819,725
-	-	-	5,000	5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, 2nd Lien Refunding Series 2009-1, 5.000%, 2/01/16	No Opt. Call	AA		-	-	-	5,181,200		5,181,200

1,500	-	-	8,650	10,150	Total Connecticut				1,637,280	-	-	9,000,925		10,638,205

					District of Columbia - 0.9% (0.6% of Total Investments)
-	-	-	350	350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/15 at 100.00	A1		-	-	-	350,042		350,042
3,390	-	-	-	3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+		3,577,976	-	-	-		3,577,976
-	-	-	5,000	5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 - AMBAC Insured	10/16 at 100.00	A1		-	-	-	5,208,200		5,208,200
10,000	-	-	-	10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 - AMBAC Insured	10/16 at 100.00	AA+		10,472,700	-	-	-		10,472,700
1,335	-	-	-	1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.676%, 10/01/30 - AMBAC Insured (IF) (6)	10/16 at 100.00	AA+		1,524,290	-	-	-		1,524,290

14,725	-	-	5,350	20,075	Total District of Columbia				15,574,966	-	-	5,558,242		21,133,208

					Florida - 5.1% (3.5% of Total Investments)
-	-	1,250	-	1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB-		-	-	1,341,663	-		1,341,663
-	-	1,005	-	1,005	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/43	9/23 at 100.00	BBB-		-	-	1,036,024	-		1,036,024
-	-	865	-	865	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/45	9/23 at 100.00	BBB-		-	-	890,492	-		890,492
-	-	2,115	-	2,115	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A-	(4)	-	-	2,580,998	-		2,580,998-
5,005	-	-	-	5,005	Broward County, Florida, Airport System Revenue Refunding Bonds, Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+		5,760,655	-	-	-		5,760,655
-	-	1,480	-	1,480	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/33 - AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA		-	-	1,594,138	-		1,594,138
-	-	2,000	-	2,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 - AGM Insured	10/21 at 100.00	AA		-	-	2,208,700	-		2,208,700
-	-	-	4,000	4,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/15 - AGM Insured	No Opt. Call	AA		-	-	-	4,016,680		4,016,680

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,100	$-	$1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1		$-	$-	$1,287,594	$-		$1,287,594
-	-	1,795	-	1,795	Jacksonville, Florida, Transportation Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/24	10/22 at 100.00	AA-		-	-	2,137,288	-		2,137,288
-	1,000	-	1,000	2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A		-	1,113,510	-	1,113,510		2,227,020
-	-	2,050	-	2,050	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 - SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A		-	-	2,079,725	-		2,079,725
-	3,000	-	-	3,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/24 (Pre-refunded 7/01/15) - NPFG Insured	7/15 at 100.00	AA	(4)	-	3,024,360	-	-		3,024,360
-	2,225	-	2,600	4,825	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 (Pre-refunded 11/01/15) - NPFG Insured	11/15 at 100.00	AA	(4)	-	2,270,679	-	2,653,378		4,924,057
2,490	-	-	-	2,490	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+		2,752,695	-	-	-		2,752,695
-	-	1,170	-	1,170	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA		-	-	1,299,168	-		1,299,168
-	-	-	2,115	2,115	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.000%, 10/01/15 - AGM Insured	No Opt. Call	AA		-	-	-	2,158,125		2,158,125
-	-	7,045	-	7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3		-	-	7,797,970	-		7,797,970
-	-	1,000	-	1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R		-	-	1,020,420	-		1,020,420
-	-	1,800	-	1,800	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R		-	-	1,819,818	-		1,819,818
-	-	-	2,400	2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 - AMBAC Insured	8/15 at 100.00	AA		-	-	-	2,428,752		2,428,752
-	-	-	5,085	5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 - FGIC Insured	No Opt. Call	AA-		-	-	-	5,456,968		5,456,968
85	-	-	-	85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R		96,895	-	-	-		96,895
-	-	-	1,795	1,795	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 - NPFG Insured	7/17 at 100.00	AA-		-	-	-	1,932,587		1,932,587
-	-	-	1,500	1,500	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 - NPFG Insured	7/17 at 100.00	AA-		-	-	-	1,609,965		1,609,965
-	-	-	5,000	5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB-		-	-	-	5,305,000		5,305,000
-	590	-	-	590	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2008, 5.000%, 5/01/28	5/18 at 100.00	AA-		-	644,958	-	-		644,958
-	14,730	-	-	14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA		-	15,524,389	-	-		15,524,389
5,455	-	5,455	-	10,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (6)	8/17 at 100.00	AA		5,749,188	-	5,749,188	-		11,498,376
-	-	1,350	-	1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34	1/24 at 100.00	A3		-	-	1,478,385	-		1,478,385
-	-	11,000	-	11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 - AMBAC Insured	10/18 at 100.00	AA-		-	-	12,270,060	-		12,270,060
-	3,300	-	-	3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2		-	3,727,284	-	-		3,727,284

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$70	$-	$-	$-	$70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	$51,385	$-	$-	$-		$51,385
200	-	-	-	200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	119,686	-	-	-		119,686
85	-	-	-	85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,691	-	-	-		37,691
110	-	-	-	110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	1	-	-	-		1
10	-	-	-	10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	10,257	-	-	-		10,257
200	-	-	-	200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	203,684	-	-	-		203,684
295	-	-	-	295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	181,953	-	-	-		181,953
180	-	-	-	180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/18 at 100.00	N/R	93,922	-	-	-		93,922
195	-	-	-	195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	5/18 at 100.00	N/R	2	-	-	-		2

14,380	24,845	42,480	25,495	107,200	Total Florida			15,058,014	26,305,180	46,591,631	26,674,965		114,629,790

					Georgia - 2.9% (2.0% of Total Investments)								-
15,290	-	-	-	15,290	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	17,632,887	-	-	-		17,632,887
-	-	-	2,830	2,830	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/33	5/25 at 100.00	AA-	-	-	-	3,268,339		3,268,339
-	1,460	-	-	1,460	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/35	5/25 at 100.00	AA-	-	1,671,335	-	-		1,671,335
-	-	5,000	-	5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	AA-	-	-	5,655,450	-		5,655,450
-	-	4,400	-	4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 - FGIC Insured	No Opt. Call	AA-	-	-	5,384,896	-		5,384,896
-	-	1,500	-	1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 - AGM Insured	11/19 at 100.00	AA	-	-	1,697,970	-		1,697,970
-	2,900	-	-	2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/26 at 100.00	BB-	-	2,872,247	-	-		2,872,247
-	1,250	-	2,000	3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB-	-	1,379,400	-	2,207,040		3,586,440
-	2,400	-	-	2,400	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30 (5), (7)	12/20 at 100.00	N/R	-	776,059	-	-		776,059
3,000	-	-	2,000	5,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (5), (7)	12/20 at 100.00	N/R	970,073	-	-	646,716		1,616,789
2,000	-	-	-	2,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	2,019,160	-	-	-		2,019,160
-	-	2,500	-	2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	-	-	2,740,225	-		2,740,225
-	-	-	5,000	5,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.125%, 2/15/40	2/20 at 100.00	AA-	-	-	-	5,501,200		5,501,200
-	-	-	2,000	2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA-	-	-	-	2,228,660		2,228,660

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$5,105	$-	$5,105	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured (ETM)	No Opt. Call	A1	(4)	$-	$-	$5,853,240	$-		$5,853,240
-	-	-	2,500	2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 - AGC Insured	8/18 at 100.00	AA		-	-	-	2,838,950		2,838,950

20,290	8,010	18,505	16,330	63,135	Total Georgia				20,622,120	6,699,041	21,331,781	16,690,905		65,343,847

					Guam - 0.2% (0.2% of Total Investments)
-	-	4,000	-	4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	7/20 at 100.00	A-		-	-	4,412,880	-		4,412,880
810	-	-	-	810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-		927,296	-	-	-		927,296

810	-	4,000	-	4,810	Total Guam				927,296	-	4,412,880	-		5,340,176

					Hawaii - 0.3% (0.2% of Total Investments)
-	-	1,000	-	1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A		-	-	1,120,370	-		1,120,370
-	-	3,000	-	3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A		-	-	3,430,980	-		3,430,980
-	-	1,175	-	1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+		-	-	1,325,400	-		1,325,400

-	-	5,175	-	5,175	Total Hawaii				-	-	5,876,750	-		5,876,750

					Idaho - 0.2% (0.1% of Total Investments)
725	-	-	-	725	Boise State University, Idaho, General Revenue Bonds, Refunding Series 2015A, 3.625%, 4/01/37	4/25 at 100.00	Aa3		693,042	-	-	-		693,042
-	-	135	-	135	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1		-	-	141,776	-		141,776
-	-	595	-	595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1		-	-	637,947	-		637,947
-	-	2,230	-	2,230	Twin Falls County School District 411, Idaho, General Obligation Bonds, Series 2014A, 4.500%, 9/15/32	No Opt. Call	Aa1		-	-	2,488,011	-		2,488,011

725	-	2,960	-	3,685	Total Idaho				693,042	-	3,267,734	-		3,960,776

					Illinois - 16.1% (11.0% of Total Investments)
-	-	-	3,075	3,075	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 - NPFG Insured	4/16 at 100.00	AA-		-	-	-	3,182,440		3,182,440
-	1,470	-	-	1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A-		-	1,375,655	-	-		1,375,655
-	2,950	-	-	2,950	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 - NPFG Insured	12/20 at 100.00	AA-		-	2,961,741	-	-		2,961,741
-	7,345	-	-	7,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 - FGIC Insured	No Opt. Call	AA-		-	3,725,164	-	-		3,725,164
-	1,955	-	-	1,955	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/27 - NPFG Insured	No Opt. Call	AA-		-	1,048,623	-	-		1,048,623
-	4,795	-	-	4,795	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 - FGIC Insured	No Opt. Call	AA-		-	2,014,523	-	-		2,014,523
3,200	1,100	-	-	4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA		3,536,672	1,215,731	-	-		4,752,403

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$-	$3,320	$3,320	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	6/15 at 100.00	AA	$-	$-	$-	$3,324,781		$3,324,781
-	5,320	-	-	5,320	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Third Lien Series 2004A, 5.000%, 1/01/28 - NPFG Insured	1/28 at 100.00	AA-	-	5,339,790	-	-		5,339,790
-	1,655	-	-	1,655	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A2	-	1,918,277	-	-		1,918,277
3,780	-	415	-	4,195	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 - FGIC Insured	1/16 at 100.00	AA-	3,891,964	-	427,292	-		4,319,256
-	-	-	5,000	5,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 - FGIC Insured	No Opt. Call	AA-	-	-	-	1,898,450		1,898,450
-	17,310	-	-	17,310	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 - FGIC Insured	No Opt. Call	AA-	-	5,648,945	-	-		5,648,945
-	-	-	3,000	3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 - AGM Insured	1/16 at 100.00	AA	-	-	-	3,012,510		3,012,510
-	-	-	4,390	4,390	Chicago, Illinois, General Obligation Bonds, Refunding Project Series 2005B, 4.750%, 1/01/32 - AGM Insured	No Opt. Call	AA	-	-	-	4,416,999		4,416,999
-	3,880	-	-	3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 - AGM Insured	1/34 at 100.00	AA	-	3,903,086	-	-		3,903,086
4,855	-	-	-	4,855	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	5,145,232	-	-	-		5,145,232
2,220	-	-	-	2,220	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/16 - NPFG Insured	No Opt. Call	AA-	2,294,525	-	-	-		2,294,525
-	-	1,250	-	1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 - AGM Insured	6/22 at 100.00	AA	-	-	1,373,900	-		1,373,900
-	-	1,685	-	1,685	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997, 8.500%, 12/01/15 - FGIC Insured	No Opt. Call	A3	-	-	1,762,763	-		1,762,763
-	-	-	3,360	3,360	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	-	-	-	2,283,523		2,283,523
11,175	7,100	-	7,100	25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	12,292,163	7,809,787	-	7,809,787		27,911,737
1,000	-	-	-	1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,092,080	-	-	-		1,092,080
-	-	1,000	-	1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	-	-	1,119,590	-		1,119,590
-	1,500	-	-	1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	-	1,731,990	-	-		1,731,990
-	2,000	-	-	2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC Insured (UB)	8/18 at 100.00	AA	-	2,147,220	-	-		2,147,220
-	-	5,220	-	5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A	-	-	6,021,427	-		6,021,427
-	-	3,000	5,000	8,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	-	-	3,248,610	5,414,350		8,662,960
-	-	-	1,000	1,000	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA-	-	-	-	1,073,770		1,073,770
-	-	5,015	-	5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	-	-	5,230,896	-		5,230,896
2,380	-	-	-	2,380	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.250%, 8/15/36	8/15 at 105.00	A+	2,523,252	-	-	-		2,523,252
-	8,395	-	-	8,395	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.356%, 7/01/46 (IF)	7/17 at 100.00	AA+	-	9,566,354	-	-		9,566,354
-	-	3,160	-	3,160	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	-	-	3,687,309	-		3,687,309

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$-	$10,270	$10,270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 - NPFG Insured	5/17 at 100.00	AA-		$-	$-	$10,805,170	$-		$10,805,170
-	-	500	-	500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+		-	-	614,640	-		614,640
-	-	415	-	415	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A-		-	-	484,421	-		484,421
-	-	905	-	905	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A-		-	-	1,076,181	-		1,076,181
-	-	-	1,600	1,600	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 - AGM Insured	5/18 at 100.00	AA		-	-	-	1,764,160		1,764,160
-	-	1,665	-	1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa		-	-	2,005,276	-		2,005,276
-	-	2,740	-	2,740	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/34	5/25 at 100.00	A+		-	-	3,042,523	-		3,042,523
5,810	-	5,565	-	11,375	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R	(4)	6,406,397	-	6,136,247	-		12,542,644
-	-	920	-	920	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1		-	-	991,705	-		991,705
-	-	-	1,000	1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.250%, 8/15/20 (Pre-refunded 8/15/15) - AGC Insured	8/15 at 100.00	AA	(4)	-	-	-	1,014,690		1,014,690
-	2,500	2,000	2,500	7,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+	(4)	-	3,067,875	2,454,300	3,067,875		8,590,050
-	-	2,000	-	2,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+	(4)	-	-	2,464,680	-		2,464,680
-	-	500	-	500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 - AGM Insured	3/20 at 100.00	AA		-	-	559,105	-		559,105
-	-	-	2,500	2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (6)	2/21 at 100.00	AA-		-	-	-	2,807,275		2,807,275
4,125	-	-	-	4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+		4,436,726	-	-	-		4,436,726
-	-	2,910	-	2,910	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+		-	-	3,296,215	-		3,296,215
-	-	90	-	90	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R	(4)	-	-	107,300	-		107,300
-	4,000	-	-	4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+		-	4,443,480	-	-		4,443,480
-	-	990	6,905	7,895	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+		-	-	1,020,324	7,116,500		8,136,824
-	-	-	1,555	1,555	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA		-	-	-	1,571,390		1,571,390
1,000	-	-	-	1,000	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	A-		1,035,780	-	-	-		1,035,780
1,600	-	-	-	1,600	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/32	2/24 at 100.00	A-		1,710,992	-	-	-		1,710,992
1,000	-	-	-	1,000	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/33	2/24 at 100.00	A-		1,067,120	-	-	-		1,067,120
1,130	-	-	-	1,130	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/34	2/24 at 100.00	A-		1,203,292	-	-	-		1,203,292
-	7,565	-	-	7,565	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A-		-	8,470,682	-	-		8,470,682
-	-	-	2,925	2,925	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	A-		-	-	-	3,296,387		3,296,387
-	-	2,615	-	2,615	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A-		-	-	2,861,281	-		2,861,281
6,000	-	-	-	6,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	3/28 at 100.00	A-		6,023,760	-	-	-		6,023,760
-	-	910	-	910	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A-		-	-	1,002,274	-		1,002,274
-	3,000	-	-	3,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) - AGM Insured	7/16 at 100.00	AA	(4)	-	3,162,480	-	-		3,162,480

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$5,295	$1,955	$7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA-	$-	$-	$5,881,368	$2,171,497		$8,052,865
560	-	-	-	560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 17.799%, 1/01/21 (IF)	No Opt. Call	AA-	808,231	-	-	-		808,231
-	-	-	2,500	2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 - NPFG Insured	No Opt. Call	Aa3	-	-	-	1,882,725		1,882,725
-	-	9,795	-	9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/19 - AGM Insured (UB)	No Opt. Call	AAA	-	-	11,453,098	-		11,453,098
7,000	-	-	-	7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	1/16 at 100.00	N/R	3,486,000	-	-	-		3,486,000
-	-	1,245	-	1,245	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 - AGM Insured	2/20 at 100.00	A2	-	-	1,481,052	-		1,481,052
-	1,315	-	-	1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 - FGIC Insured	No Opt. Call	A3	-	1,121,011	-	-		1,121,011
-	-	825	-	825	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A, 6.000%, 2/01/24 - AGM Insured	2/20 at 100.00	A2	-	-	965,192	-		965,192
-	-	1,030	-	1,030	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A, 6.000%, 2/01/25 - AGM Insured	2/20 at 100.00	A2	-	-	1,205,028	-		1,205,028
12,000	-	-	-	12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	13,016,880	-	-	-		13,016,880
-	-	2,500	-	2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	-	-	2,617,025	-		2,617,025
45,000	-	-	-	45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 - AGM Insured	No Opt. Call	AAA	12,100,050	-	-	-		12,100,050
-	1,165	-	-	1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 - FGIC Insured	No Opt. Call	A3	-	989,528	-	-		989,528
-	-	-	8,400	8,400	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/30 - NPFG Insured	No Opt. Call	AAA	-	-	-	4,384,212		4,384,212
-	-	-	10,000	10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/36 - NPFG Insured	No Opt. Call	AAA	-	-	-	3,751,900		3,751,900
-	-	9,500	-	9,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/24 - NPFG Insured	6/22 at 101.00	AAA	-	-	9,878,765	-		9,878,765
-	-	36,040	-	36,040	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/40 - NPFG Insured	No Opt. Call	AAA	-	-	11,203,034	-		11,203,034
-	3,720	-	-	3,720	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 - NPFG Insured	No Opt. Call	AAA	-	1,098,218	-	-		1,098,218
-	7,075	-	-	7,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 6/15/24 - NPFG Insured	No Opt. Call	AA-	-	5,287,643	-	-		5,287,643
2,825	-	-	-	2,825	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 6/15/29 - FGIC Insured	No Opt. Call	AAA	3,346,071	-	-	-		3,346,071
-	-	-	2,500	2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.550%, 6/15/21 - NPFG Insured	6/17 at 101.00	AAA	-	-	-	2,701,200		2,701,200
-	-	-	3,012	3,012	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 - RAAI Insured	3/16 at 100.00	AA	-	-	-	3,036,729		3,036,729
-	-	480	-	480	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/25	10/22 at 100.00	Baa1	-	-	528,984	-		528,984

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$400	$-	$400	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/26	10/22 at 100.00	Baa1		$-	$-	$438,076	$-		$438,076
-	-	780	-	780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A		-	-	916,157	-		916,157
-	-	2,000	-	2,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.250%, 6/01/24	6/16 at 100.00	A		-	-	2,127,700	-		2,127,700
-	2,935	1,945	-	4,880	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured	No Opt. Call	AA		-	3,416,839	2,264,311	-		5,681,150
-	-	-	1,890	1,890	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 5.500%, 7/01/22 - FGIC Insured	No Opt. Call	AA		-	-	-	2,313,511		2,313,511
-	2,410	-	-	2,410	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 - NPFG Insured	3/16 at 100.00	AA-		-	2,489,867	-	-		2,489,867
-	-	1,580	-	1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A		-	-	1,836,434	-		1,836,434
-	11,350	-	-	11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 - AGM Insured	No Opt. Call	A1		-	8,498,767	-	-		8,498,767

116,660	113,810	118,885	94,757	444,112	Total Illinois				85,417,187	92,453,276	103,784,483	84,101,831		365,756,777

					Indiana - 5.7% (3.9% of Total Investments)
-	-	1,950	-	1,950	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005, 0.000%, 2/01/24	No Opt. Call	AA+		-	-	1,524,900	-		1,524,900
-	-	2,705	-	2,705	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005, 0.000%, 2/01/25	No Opt. Call	AA+		-	-	2,037,352	-		2,037,352
-	4,400	-	-	4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 - NPFG Insured	No Opt. Call	AA+		-	3,460,600	-	-		3,460,600
-	-	-	4,000	4,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) - AGM Insured	1/17 at 100.00	AA+	(4)	-	-	-	4,301,840		4,301,840
-	-	3,000	-	3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R	(4)	-	-	3,182,190	-		3,182,190
-	-	680	-	680	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	BBB+		-	-	755,956	-		755,956
-	-	1,050	-	1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB-		-	-	1,068,365	-		1,068,365
4,230	-	-	-	4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	6/15 at 100.00	Aa3		4,247,005	-	-	-		4,247,005
-	4,465	-	-	4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA		-	4,994,951	-	-		4,994,951
-	1,815	-	-	1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A		-	1,963,431	-	-		1,963,431
-	-	1,500	-	1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB		-	-	1,609,230	-		1,609,230
-	-	3,000	-	3,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/35 (WI/DD, Settling 5/07/15)	6/25 at 100.00	AA-		-	-	3,376,830	-		3,376,830

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$-	$1,875	$1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40 (WI/DD, Settling 5/07/15)	6/25 at 100.00	AA-		$-	$-	$-	$1,860,094		$1,860,094
6,000	-	-	-	6,000	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	BBB+		6,339,420	-	-	-		6,339,420
-	-	5,380	-	5,380	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB		-	-	5,749,552	-		5,749,552
-	2,460	-	2,640	5,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB		-	2,625,460	-	2,817,566		5,443,026
5,370	-	-	-	5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB		5,827,739	-	-	-		5,827,739
-	6,730	-	-	6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA		-	7,611,226	-	-		7,611,226
6,185	-	-	-	6,185	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB		6,632,732	-	-	-		6,632,732
-	-	605	-	605	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB		-	-	669,868	-		669,868
810	-	255	230	1,295	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB		888,854	-	279,824	252,391		1,421,069
6,700	-	-	-	6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA-		7,382,395	-	-	-		7,382,395
13,000	-	-	-	13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A+		14,453,658	-	-	-		14,453,658
-	3,485	-	-	3,485	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+		-	3,689,988	-	-		3,689,988
-	-	520	435	955	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 - AGM Insured	No Opt. Call	AA		-	-	527,790	441,516		969,306
-	2,435	-	2,305	4,740	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A		-	2,573,332	-	2,435,947		5,009,279
-	-	-	5,180	5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 - NPFG Insured	1/17 at 100.00	AA-		-	-	-	5,460,083		5,460,083
-	-	-	2,470	2,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 - AMBAC Insured	No Opt. Call	AA		-	-	-	1,860,355		1,860,355
-	10,000	-	-	10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 - AMBAC Insured	No Opt. Call	AA		-	7,214,700	-	-		7,214,700
-	-	-	1,890	1,890	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) - AGM Insured	7/15 at 100.00	AA+	(4)	-	-	-	1,908,446		1,908,446
-	1,005	-	-	1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/14 (5)	2/14 at 100.00	N/R		-	50,250	-	-		50,250
-	-	-	6,100	6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (5)	8/15 at 100.00	N/R		-	-	-	305,000		305,000
830	-	-	-	830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R		1,018,012	-	-	-		1,018,012
2,500	-	-	-	2,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.750%, 9/01/42	9/17 at 100.00	N/R		2,621,850	-	-	-		2,621,850
2,500	-	-	-	2,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R		2,622,850	-	-	-		2,622,850

48,125	36,795	20,645	27,125	132,690	Total Indiana				52,034,515	34,183,938	20,781,857	21,643,238		128,643,548

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
					Iowa - 1.2% (0.8% of Total Investments)
$-	$-	$1,000	$-	$1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	$-	$-	$1,026,320	$-		$1,026,320
-	-	-	1,000	1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	-	-	-	1,119,340		1,119,340
-	7,055	-	-	7,055	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB-	-	7,539,961	-	-		7,539,961
-	-	1,630	-	1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB-	-	-	1,773,456	-		1,773,456
-	-	2,000	-	2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	-	-	2,195,600	-		2,195,600
-	6,425	-	-	6,425	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	-	5,692,357	-	-		5,692,357
525	-	-	-	525	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	463,318	-	-	-		463,318
1,000	-	-	-	1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	893,470	-	-	-		893,470
-	250	-	6,340	6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	-	239,532	-	6,074,544		6,314,076

1,525	13,730	4,630	7,340	27,225	Total Iowa			1,356,788	13,471,850	4,995,376	7,193,884		27,017,898

					Kansas - 0.7% (0.5% of Total Investments)
-	-	2,000	-	2,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa3	-	-	2,328,040	-		2,328,040
-	-	1,400	-	1,400	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/27	9/21 at 100.00	Aa3	-	-	1,618,246	-		1,618,246
-	-	-	2,000	2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	-	-	-	2,268,480		2,268,480
-	-	1,485	-	1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31	12/20 at 100.00	Baa1	-	-	1,570,818	-		1,570,818
1,000	-	-	-	1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/37	5/15 at 102.00	N/R	1,007,140	-	-	-		1,007,140
1,000	-	-	-	1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/15 at 102.00	N/R	1,006,180	-	-	-		1,006,180
-	3,050	-	-	3,050	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 - AMBAC Insured	1/17 at 100.00	BB+	-	3,092,151	-	-		3,092,151
-	-	600	-	600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	-	-	655,470	-		655,470
-	980	775	1,305	3,060	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B - Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A-	-	709,883	561,387	945,303		2,216,573

2,000	4,030	6,260	3,305	15,595	Total Kansas			2,013,320	3,802,034	6,733,961	3,213,783		15,763,098

					Kentucky - 1.6% (1.1% of Total Investments)
-	-	1,000	-	1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	-	-	1,137,730	-		1,137,730
-	6,015	-	-	6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	-	6,882,363	-	-		6,882,363
-	1,500	-	-	1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	-	1,657,320	-	-		1,657,320

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$1,000	$-	$-	$1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 - AGC Insured	6/18 at 100.00	AA		$-	$1,072,800	$-	$-		$1,072,800
-	-	-	1,000	1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 - AGC Insured	6/18 at 100.00	AA		-	-	-	1,072,190		1,072,190
1,000	-	-	-	1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 - AGC Insured	6/18 at 100.00	AA		1,070,380	-	-	-		1,070,380
1,335	-	-	-	1,335	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43	7/31 at 100.00	Baa3		927,585	-	-	-		927,585
2,295	-	-	-	2,295	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/46	7/31 at 100.00	Baa3		1,596,241	-	-	-		1,596,241
3,080	-	-	-	3,080	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.750%, 7/01/49	7/23 at 100.00	Baa3		3,496,200	-	-	-		3,496,200
615	-	-	-	615	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 6.000%, 7/01/53	7/23 at 100.00	Baa3		706,346	-	-	-		706,346
5,400	-	-	-	5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3		6,174,468	-	-	-		6,174,468
-	-	5,000	-	5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3		-	-	5,990,600	-		5,990,600
-	-	4,000	-	4,000	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/28	4/23 at 100.00	A		-	-	4,503,800	-		4,503,800
215	-	-	-	215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A		222,179	-	-	-		222,179

13,940	8,515	10,000	1,000	33,455	Total Kentucky				14,193,399	9,612,483	11,632,130	1,072,190		36,510,202

					Louisiana - 5.3% (3.6% of Total Investments)
2,000	-	-	-	2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB		2,335,780	-	-	-		2,335,780
3,000	-	-	-	3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+		3,329,220	-	-	-		3,329,220
-	-	1,700	-	1,700	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37 (Pre-refunded 5/18/15)	5/15 at 103.40	Ba3	(4)	-	-	1,763,155	-		1,763,155
-	-	7,445	-	7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R		-	-	8,484,024	-		8,484,024
-	-	1,460	-	1,460	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+		-	-	1,611,110	-		1,611,110
-	-	2,255	-	2,255	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+		-	-	2,272,386	-		2,272,386
-	-	2,895	-	2,895	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R	(4)	-	-	2,937,962	-		2,937,962
3,700	9,000	3,800	-	16,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1		3,858,508	9,385,560	3,962,792	-		17,206,860

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$4,425	$-	$-	$-	$4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1		$5,250,926	$-	$-	$-		$5,250,926
-	-	5,390	-	5,390	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/30	7/23 at 100.00	A		-	-	6,111,398	-		6,111,398
-	-	4,580	-	4,580	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/31	7/23 at 100.00	A		-	-	5,164,820	-		5,164,820
5,855	-	300	-	6,155	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A		6,460,934	-	331,047	-		6,791,981
-	-	170	-	170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 661, 15.955%, 5/01/34 (Pre-refunded 5/01/16) - NPFG Insured (IF)	5/16 at 100.00	Aa1	(4)	-	-	198,434	-		198,434
-	20,690	-	-	20,690	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 - FGIC Insured (UB)	5/16 at 100.00	Aa1		-	21,555,463	-	-		21,555,463
-	-	15,820	3,960	19,780	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 (Pre-refunded 5/01/16) - FGIC Insured (UB)	5/16 at 100.00	Aa1	(4)	-	-	16,481,751	4,125,647		20,607,398
-	-	1,480	-	1,480	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 (Pre-refunded 5/01/16) - AGM Insured	5/16 at 100.00	Aa1	(4)	-	-	1,545,623	-		1,545,623
-	6,975	-	-	6,975	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) - NPFG Insured	5/16 at 100.00	Aa1	(4)	-	7,301,709	-	-		7,301,709
-	28	-	-	28	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 16.135%, 5/01/34 - NPFG Insured (IF)	5/16 at 100.00	Aa1		-	33,072	-	-		33,072
2,290	-	-	-	2,290	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A-		2,496,970	-	-	-		2,496,970
2,560	-	-	-	2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A		2,816,819	-	-	-		2,816,819

23,830	36,693	47,295	3,960	111,778	Total Louisiana				26,549,157	38,275,804	50,864,502	4,125,647		119,815,110

					Maine - 0.2% (0.2% of Total Investments)
-	-	540	-	540	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1		-	-	570,537	-		570,537
-	-	2,000	-	2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	BBB-		-	-	2,294,400	-		2,294,400
-	1,050	-	-	1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB-		-	1,202,701	-	-		1,202,701
-	-	1,250	-	1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA		-	-	1,364,650	-		1,364,650

-	1,050	3,790	-	4,840	Total Maine				-	1,202,701	4,229,587	-		5,432,288

					Maryland - 0.2% (0.1% of Total Investments)
1,000	-	-	-	1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R		975,170	-	-	-		975,170
-	-	205	-	205	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/15 at 100.00	Aa2		-	-	205,681	-		205,681
2,000	-	-	-	2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (5)	12/16 at 100.00	N/R		1,089,820	-	-	-		1,089,820
555	-	-	-	555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A-		566,028	-	-	-		566,028
710	-	-	-	710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 4.000%, 7/01/41 (WI/DD, Settling 5/21/15)	7/25 at 100.00	A2		690,880	-	-	-		690,880

4,265	-	205	-	4,470	Total Maryland				3,321,898	-	205,681	-		3,527,579

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
					Massachusetts - 3.0% (2.0% of Total Investments)
$-	$5,000	$-	$3,000	$8,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	No Opt. Call	AAA		$-	$5,577,400	$-	$3,346,440		$8,923,840
-	8,825	-	-	8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+		-	9,865,644	-	-		9,865,644
475	-	-	-	475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB		506,768	-	-	-		506,768
1,375	-	1,000	-	2,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/15 at 101.00	N/R		1,389,740	-	1,010,720	-		2,400,460
-	-	-	1,500	1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA		-	-	-	1,683,930		1,683,930
-	620	-	-	620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A-		-	665,161	-	-		665,161
1,000	-	-	-	1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+		1,001,900	-	-	-		1,001,900
-	1,750	-	-	1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 - AMBAC Insured	7/15 at 100.00	BBB+		-	1,755,145	-	-		1,755,145
1,600	2,300	1,900	-	5,800	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		1,804,288	2,593,664	2,142,592	-		6,540,544
400	-	-	-	400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A		439,024	-	-	-		439,024
5,000	-	-	-	5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R		5,012,200	-	-	-		5,012,200
-	2,280	-	2,280	4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+		-	2,565,479	-	2,565,479		5,130,958
3,000	-	-	3,325	6,325	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA	(4)	3,042,420	-	-	3,372,016		6,414,436
1,855	-	-	160	2,015	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA+	(4)	1,881,230	-	-	162,262		2,043,492
-	-	-	515	515	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15) - AGM Insured	8/15 at 100.00	AA	(4)	-	-	-	522,282		522,282
3,465	-	3,465	-	6,930	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 - AGM Insured (UB) (6)	2/17 at 100.00	AA+		3,538,666	-	3,538,666	-		7,077,332
7,175	-	-	-	7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+		7,907,352	-	-	-		7,907,352

25,345	20,775	6,365	10,780	63,265	Total Massachusetts				26,523,588	23,022,493	6,691,978	11,652,409		67,890,468

					Michigan - 5.0% (3.4% of Total Investments)
-	-	-	1,055	1,055	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013, 6.000%, 10/01/33	10/23 at 100.00	N/R		-	-	-	877,211		877,211
-	-	-	1,250	1,250	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013, 6.000%, 10/01/43	10/23 at 100.00	N/R		-	-	-	1,006,162		1,006,162
15,000	-	-	-	15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 - AGM Insured (UB)	No Opt. Call	AA		18,524,550	-	-	-		18,524,550
690	-	355	885	1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+		741,923	-	381,714	951,596		2,075,233
-	-	625	-	625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA		-	-	662,881	-		662,881
-	-	-	1,075	1,075	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 - NPFG Insured	7/15 at 100.00	AA-		-	-	-	1,073,527		1,073,527

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$3,695	$6,000	$-	$9,695	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG Insured	7/15 at 100.00	AA-		$-	$3,746,656	$6,083,880	$-		$9,830,536
-	3,000	-	-	3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured	No Opt. Call	AA-		-	3,437,370	-	-		3,437,370
-	2,835	-	-	2,835	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 - BHAC Insured	7/18 at 100.00	AA+		-	3,089,781	-	-		3,089,781
-	2,500	-	-	2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 - BHAC Insured	7/18 at 100.00	AA+		-	2,770,175	-	-		2,770,175
-	-	5,400	-	5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured	7/16 at 100.00	AA-		-	-	5,401,188	-		5,401,188
-	-	-	4,375	4,375	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 - MBIA-NPFG Insured	7/16 at 100.00	AA-		-	-	-	4,478,206		4,478,206
-	-	2,000	-	2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+		-	-	2,130,860	-		2,130,860
-	-	-	3,750	3,750	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 - AGM Insured	No Opt. Call	AA		-	-	-	3,841,500		3,841,500
-	4,000	-	-	4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 - AGM Insured	7/16 at 100.00	AA		-	4,097,120	-	-		4,097,120
2,000	-	-	-	2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R	(4)	2,191,460	-	-	-		2,191,460
2,000	-	-	-	2,000	Grand Traverse County Hospital Financal Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	No Opt. Call	AA-		2,208,300	-	-	-		2,208,300
-	-	1,500	-	1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 - AGM Insured	6/20 at 100.00	AA		-	-	1,681,065	-		1,681,065
-	-	-	6,880	6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2		-	-	-	7,723,626		7,723,626
3,580	-	-	-	3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA-		4,186,595	-	-	-		4,186,595
-	-	-	1,000	1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 - NPFG Insured	7/24 at 100.00	AA-		-	-	-	1,084,870		1,084,870
5,000	-	-	-	5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA		5,552,450	-	-	-		5,552,450
-	-	-	3,670	3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA		-	-	-	4,120,382		4,120,382
-	2,500	-	-	2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 - AGC Insured	No Opt. Call	AA		-	2,864,125	-	-		2,864,125
2,250	-	-	-	2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3		2,601,540	-	-	-		2,601,540
-	6,250	-	-	6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 - FGIC Insured	10/16 at 50.02	AA-		-	2,965,563	-	-		2,965,563
-	-	3,220	-	3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A-		-	-	3,625,366	-		3,625,366
2,865	-	1,635	-	4,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		3,044,865	-	1,737,645	-		4,782,510
655	-	365	-	1,020	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2	(4)	701,446	-	390,882	-		1,092,328
-	1,525	-	-	1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB-		-	1,514,676	-	-		1,514,676

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$-	$1,950	$1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 - NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA-	$-	$-	$-	$1,992,062		$1,992,062

34,040	26,305	21,100	25,890	107,335	Total Michigan			39,753,129	24,485,466	22,095,481	27,149,142		113,483,218

					Minnesota - 0.9% (0.6% of Total Investments)
2,060	-	-	-	2,060	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	10/15 at 101.00	Aa1	2,104,517	-	-	-		2,104,517
-	-	1,000	-	1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB-	-	-	1,069,120	-		1,069,120
-	-	2,310	-	2,310	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/29	2/24 at 100.00	Aa2	-	-	2,488,424	-		2,488,424
-	-	-	5,000	5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 - AGC Insured	11/18 at 100.00	AA	-	-	-	5,815,200		5,815,200
-	1,145	-	-	1,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 5.000%, 1/01/24 - NPFG Insured	1/17 at 100.00	AA-	-	1,225,963	-	-		1,225,963
-	-	500	-	500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A, 5.000%, 1/01/30	1/24 at 100.00	A	-	-	570,085	-		570,085
3,000	-	-	-	3,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	3,384,750	-	-	-		3,384,750
1,375	-	2,875	-	4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,382,439	-	2,890,554	-		4,272,993

6,435	1,145	6,685	5,000	19,265	Total Minnesota			6,871,706	1,225,963	7,018,183	5,815,200		20,931,052

					Mississippi - 0.4% (0.3% of Total Investments)
2,050	-	-	-	2,050	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	5/15 at 100.00	AA+	2,058,118	-	-	-		2,058,118
-	-	835	-	835	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/15 at 100.00	BBB	-	-	840,010	-		840,010
-	-	5,215	-	5,215	Mississippi, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA+	-	-	6,022,543	-		6,022,543
-	-	1,000	-	1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	-	-	1,151,670	-		1,151,670

2,050	-	7,050	-	9,100	Total Mississippi			2,058,118	-	8,014,223	-		10,072,341

					Missouri - 2.7% (1.8% of Total Investments)
-	-	1,380	-	1,380	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	-	-	1,535,153	-		1,535,153
-	-	1,600	-	1,600	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 3.375%, 6/01/28	6/22 at 100.00	AA-	-	-	1,594,240	-		1,594,240
1,495	-	2,000	-	3,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	1,360,629	-	1,820,240	-		3,180,869
1,000	-	-	-	1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,010,090	-	-	-		1,010,090

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,000	$-	$1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A-		$-	$-	$1,124,200	$-		$1,124,200
-	-	750	-	750	Jackson County, Missouri, Special Obligation Bonds, Refunding Series 2015, 3.000%, 12/01/27	12/24 at 100.00	Aa3		-	-	743,640	-		743,640
-	-	500	-	500	Jackson County, Missouri, Special Obligation Bonds, Refunding Series 2015, 3.000%, 12/01/29	12/24 at 100.00	Aa3		-	-	483,810	-		483,810
-	-	350	-	350	Jackson County, Missouri, Special Obligation Bonds, Refunding Series 2015, 3.125%, 12/01/30	12/24 at 100.00	Aa3		-	-	340,326	-		340,326
-	12,005	-	-	12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 - AMBAC Insured	No Opt. Call	AA-		-	7,211,283	-	-		7,211,283
-	-	1,000	-	1,000	Liberty Public School District 53,Clay County, Missouri, Lease Participation Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31	4/22 at 100.00	AA-		-	-	1,114,190	-		1,114,190
-	-	1,590	-	1,590	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A1		-	-	1,750,781	-		1,750,781
-	-	2,700	-	2,700	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1		-	-	2,949,210	-		2,949,210
-	-	665	-	665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+		-	-	726,685	-		726,685
-	-	505	-	505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A		-	-	568,832	-		568,832
-	6,930	-	-	6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2		-	7,587,172	-	-		7,587,172
-	-	2,000	-	2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	AA-		-	-	2,232,940	-		2,232,940
2,500	-	-	-	2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA		2,844,275	-	-	-		2,844,275
12,105	-	-	-	12,105	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 5.000%, 1/01/34 (Pre-refunded 1/01/16) - AMBAC Insured	1/16 at 100.00	AA+	(4)	12,491,392	-	-	-		12,491,392
-	-	1,000	-	1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A-		-	-	1,126,480	-		1,126,480
-	-	1,010	-	1,010	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/34	1/25 at 100.00	A-		-	-	1,135,089	-		1,135,089
-	-	1,080	-	1,080	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012, 5.000%, 1/01/22	1/21 at 100.00	A2		-	-	1,252,811	-		1,252,811
-	-	1,110	-	1,110	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012, 5.000%, 1/01/23	1/21 at 100.00	A2		-	-	1,270,950	-		1,270,950
-	-	1,250	-	1,250	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012, 5.000%, 1/01/25	1/21 at 100.00	A2		-	-	1,412,075	-		1,412,075
-	2,000	-	-	2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) - AMBAC Insured	1/17 at 100.00	AA+	(4)	-	2,146,820	-	-		2,146,820
-	-	-	1,325	1,325	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/23 - NPFG Insured	12/16 at 100.00	AA-		-	-	-	1,398,432		1,398,432
-	-	-	1,475	1,475	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/26 - NPFG Insured	12/16 at 100.00	AA-		-	-	-	1,558,057		1,558,057
-	-	430	-	430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A-		-	-	483,892	-		483,892

17,100	20,935	21,920	2,800	62,755	Total Missouri				17,706,386	16,945,275	23,665,544	2,956,489		61,273,694

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
					Nebraska - 0.6% (0.4% of Total Investments)
$-	$-	$1,930	$-	$1,930	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/27	5/24 at 100.00	BBB+		$-	$-	$2,183,525	$-		$2,183,525
-	-	3,000	-	3,000	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/36	5/24 at 100.00	BBB+		-	-	3,262,470	-		3,262,470
-	-	2,000	-	2,000	Fremont, Nebraska, Combined Utilities System Revenue Bonds, Series 2014B, 5.000%, 7/15/34	7/21 at 100.00	AA-		-	-	2,262,860	-		2,262,860
-	-	500	-	500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A-		-	-	543,990	-		543,990
2,765	-	-	-	2,765	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38	2/24 at 100.00	AA-		2,816,042	-	-	-		2,816,042
1,005	-	-	-	1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.264%, 8/01/40 - AMBAC Insured (IF)	2/17 at 100.00	AA+		1,743,665	-	-	-		1,743,665
-	-	1,000	-	1,000	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/25	6/24 at 100.00	Aa2		-	-	1,219,080	-		1,219,080

3,770	-	8,430	-	12,200	Total Nebraska				4,559,707	-	9,471,925	-		14,031,632

					Nevada - 3.4% (2.3% of Total Investments)
-	-	-	1,405	1,405	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2005A, 5.000%, 7/01/40 (Pre-refunded 7/01/15) - AMBAC Insured	7/15 at 100.00	AA-	(4)	-	-	-	1,416,451		1,416,451
-	-	-	1,000	1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/25 - AGM Insured	No Opt. Call	AA		-	-	-	1,135,340		1,135,340
10,000	15,000	4,000	-	29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+		11,692,700	17,539,050	4,677,080	-		33,908,830
6,935	-	-	-	6,935	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+		7,775,245	-	-	-		7,775,245
-	3,750	-	2,000	5,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, 19.215%, 7/01/31 - BHAC Insured (IF) (6)	7/17 at 100.00	AA+		-	4,726,650	-	2,520,880		7,247,530
-	-	1,700	-	1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB		-	-	1,964,044	-		1,964,044
-	-	-	1,455	1,455	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/24 - FGIC Insured	6/15 at 100.00	AA+		-	-	-	1,461,038		1,461,038
-	3,395	-	-	3,395	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2009D, 5.000%, 6/01/27	6/19 at 100.00	AA+		-	3,838,964	-	-		3,838,964
10,000	-	-	-	10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+		11,029,300	-	-	-		11,029,300
-	5,000	-	-	5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 - NPFG Insured	5/16 at 100.00	AA-		-	4,951,900	-	-		4,951,900
-	-	-	1,750	1,750	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31 - BHAC Insured (IF) (6)	7/17 at 100.00	AA+		-	-	-	2,205,770		2,205,770

26,935	27,145	5,700	7,610	67,390	Total Nevada				30,497,245	31,056,564	6,641,124	8,739,479		76,934,412

					New Hampshire - 0.1% (0.1% of Total Investments)
-	1,500	-	-	1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1		-	1,674,525	-	-		1,674,525
					New Jersey - 2.5% (1.7% of Total Investments)
-	-	615	-	615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB-		-	-	694,046	-		694,046

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$1,100	$-	$-	$1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 - AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA		$-	$1,208,020	$-	$-		$1,208,020
-	2,500	-	2,550	5,050	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 - NPFG Insured	7/33 at 100.00	AA-		-	2,546,050	-	2,596,971		5,143,021
-	-	835	-	835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3		-	-	936,686	-		936,686
-	-	3,000	-	3,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3		-	-	3,355,170	-		3,355,170
-	-	1,120	-	1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/33	7/23 at 100.00	A		-	-	1,237,589	-		1,237,589
-	-	-	600	600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+		-	-	-	671,604		671,604
12,580	-	-	-	12,580	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A-		5,074,017	-	-	-		5,074,017
-	15,000	-	-	15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 - FGIC Insured	No Opt. Call	AA-		-	7,569,900	-	-		7,569,900
-	-	-	15,000	15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/32 - AGM Insured	No Opt. Call	AA		-	-	-	6,631,500		6,631,500
20,000	-	-	-	20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 - AGM Insured	No Opt. Call	AA		8,442,000	-	-	-		8,442,000
5,000	-	-	-	5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A-		5,187,750	-	-	-		5,187,750
-	-	575	-	575	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 - NPFG Insured	No Opt. Call	AA-		-	-	598,679	-		598,679
-	-	305	-	305	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 - NPFG Insured (ETM)	No Opt. Call	AA-	(4)	-	-	317,795	-		317,795
-	-	300	-	300	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 - NPFG Insured (ETM)	No Opt. Call	AA-	(4)	-	-	312,585	-		312,585
-	-	115	-	115	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 - NPFG Insured (ETM)	No Opt. Call	AA-	(4)	-	-	119,824	-		119,824
7,670	-	2,710	-	10,380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2		5,947,932	-	2,101,551	-		8,049,483

45,250	18,600	9,575	18,150	91,575	Total New Jersey				24,651,699	11,323,970	9,673,925	9,900,075		55,549,669

					New Mexico - 0.1% (0.0% of Total Investments)
-	-	1,500	-	1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB-		-	-	1,610,490	-		1,610,490
					New York - 7.5% (5.1% of Total Investments)
900	-	855	-	1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	B+		818,487	-	777,563	-		1,596,050
3,400	-	-	-	3,400	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44	No Opt. Call	BBB-		854,386	-	-	-		854,386
-	-	-	12,020	12,020	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB-		-	-	-	2,673,609		2,673,609
1,275	-	1,945	-	3,220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB-		1,486,484	-	2,267,617	-		3,754,101
-	-	3,065	-	3,065	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB-		-	-	3,598,463	-		3,598,463

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$1,655	$-	$-	$-	$1,655	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	$1,597,224	$-	$-	$-		$1,597,224
-	-	450	-	450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	-	-	505,598	-		505,598
3,170	-	-	-	3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50 (WI/DD, Settling 5/01/15)	7/25 at 100.00	A-	3,499,490	-	-	-		3,499,490
4,675	-	-	-	4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,172,373	-	-	-		5,172,373
-	2,000	-	4,160	6,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	-	2,206,680	-	4,589,894		6,796,574
2,100	-	-	-	2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,417,940	-	-	-		2,417,940
-	-	4,070	2,540	6,610	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured	2/17 at 100.00	AA-	-	-	4,248,917	2,651,658		6,900,575
3,000	-	-	-	3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 - NPFG Insured	9/16 at 100.00	AA-	3,153,330	-	-	-		3,153,330
-	-	3,000	-	3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A-	-	-	3,307,860	-		3,307,860
1,200	-	-	-	1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 - AGM Insured	5/21 at 100.00	AA	1,332,336	-	-	-		1,332,336
6,000	-	-	-	6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A-	6,508,860	-	-	-		6,508,860
-	-	1,070	-	1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	-	-	1,220,624	-		1,220,624
-	2,500	-	-	2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA-	-	2,958,725	-	-		2,958,725
-	-	-	12,800	12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 - AGM Insured (UB)	11/16 at 100.00	AA	-	-	-	13,081,216		13,081,216
750	-	-	-	750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA-	823,440	-	-	-		823,440
-	-	2,500	-	2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	AA-	-	-	2,771,925	-		2,771,925
-	470	-	-	470	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	-	492,959	-	-		492,959
8,000	-	-	-	8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,677,520	-	-	-		8,677,520
-	4,975	-	-	4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	-	4,985,796	-	-		4,985,796
-	3,000	-	-	3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/32 at 100.00	BB	-	3,018,720	-	-		3,018,720
-	-	-	5,000	5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport - American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/28 at 100.00	N/R	-	-	-	5,108,000		5,108,000
3,125	-	1,250	-	4,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,680,719	-	1,472,288	-		5,153,007

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$3,750	$-	$3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44	6/24 at 100.00	AA+		$-	$-	$3,849,487	$-		$3,849,487
-	1,265	-	-	1,265	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005D, 5.000%, 6/15/38	6/15 at 100.00	AAA		-	1,272,476	-	-		1,272,476
-	2,535	-	-	2,535	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005D, 5.000%, 6/15/38 (Pre-refunded 6/15/15)	6/15 at 100.00	N/R	(4)	-	2,549,348	-	-		2,549,348
-	1,685	-	-	1,685	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA		-	1,813,431	-	-		1,813,431
-	3,315	-	-	3,315	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R	(4)	-	3,591,869	-	-		3,591,869
-	5,000	-	5,000	10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA		-	5,632,900	-	5,632,900		11,265,800
10	-	-	-	10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 - NPFG Insured	8/20 at 100.00	AA		10,045	-	-	-		10,045
2,920	5,000	5,000	5,000	17,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R		3,052,948	5,227,650	5,227,650	5,227,650		18,735,898
-	-	1,870	-	1,870	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+		-	-	2,065,135	-		2,065,135
-	-	-	2,000	2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+		-	-	-	2,316,740		2,316,740
3,000	-	-	-	3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa1		3,373,860	-	-	-		3,373,860
-	1,760	-	1,670	3,430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB		-	2,075,234	-	1,969,114		4,044,348
-	-	795	-	795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB		-	-	937,392	-		937,392
-	6,065	-	-	6,065	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/15 at 100.00	BBB		-	6,265,024	-	-		6,265,024
-	-	6,250	-	6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 - NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA-		-	-	6,379,375	-		6,379,375

45,180	39,570	35,870	50,190	170,810	Total New York				46,459,442	42,090,812	38,629,894	43,250,781		170,430,929

					North Carolina - 1.3% (0.9% of Total Investments)
1,710	-	-	-	1,710	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.272%, 7/15/32 (IF) (6)	1/18 at 100.00	AA-		1,989,397	-	-	-		1,989,397
1,200	-	750	-	1,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA-		1,265,952	-	791,220	-		2,057,172
-	-	-	3,200	3,200	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/41	No Opt. Call	AA+		-	-	-	3,377,472		3,377,472
-	3,000	-	-	3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured	1/16 at 100.00	A-		-	3,100,680	-	-		3,100,680
-	-	-	3,300	3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA-		-	-	-	3,660,723		3,660,723
-	3,500	-	-	3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA		-	3,926,195	-	-		3,926,195
-	2,380	-	2,375	4,755	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 - NPFG Insured	11/16 at 100.00	AA+		-	2,517,873	-	2,512,584		5,030,457

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$1,900	$-	$-	$1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 - AGC Insured	1/19 at 100.00	AA		$-	$2,132,902	$-	$-		$2,132,902
-	-	2,000	-	2,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa3		-	-	2,089,980	-		2,089,980
-	-	1,250	-	1,250	University of North Carolina, Charlotte, General Revenue Bonds, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	Aa3		-	-	1,404,850	-		1,404,850

2,910	10,780	4,000	8,875	26,565	Total North Carolina				3,255,349	11,677,650	4,286,050	9,550,779		28,769,828

					North Dakota - 0.6% (0.4% of Total Investments)
-	-	1,000	-	1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+	(4)	-	-	1,197,360	-		1,197,360
-	1,500	-	-	1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+		-	1,811,295	-	-		1,811,295
-	-	2,190	-	2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+		-	-	2,680,078	-		2,680,078
-	-	-	3,000	3,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/29	12/21 at 100.00	A-		-	-	-	3,212,430		3,212,430
-	-	1,125	-	1,125	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A-		-	-	1,202,636	-		1,202,636
-	2,350	-	-	2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB-		-	2,394,086	-	-		2,394,086

-	3,850	4,315	3,000	11,165	Total North Dakota				-	4,205,381	5,080,074	3,212,430		12,497,885

					Ohio - 4.7% (3.2% of Total Investments)
800	-	-	-	800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA-		871,880	-	-	-		871,880
-	595	-	-	595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1		-	648,485	-	-		648,485
-	9,405	-	-	9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R	(4)	-	10,539,337	-	-		10,539,337
5,735	-	9,900	500	16,135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B-		4,892,758	-	8,446,086	426,570		13,765,414
-	-	-	685	685	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.375%, 6/01/24	6/17 at 100.00	B-		-	-	-	602,218		602,218
3,705	9,280	-	10,000	22,985	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/17 at 100.00	B-		3,023,576	7,573,222	-	8,160,800		18,757,598
710	6,860	-	5,275	12,845	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B-		602,222	5,818,652	-	4,474,255		10,895,129
670	6,080	-	1,000	7,750	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	B		554,606	5,032,842	-	827,770		6,415,218
-	3,920	-	-	3,920	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42	6/17 at 100.00	B		-	3,289,625	-	-		3,289,625
-	-	-	1,500	1,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 6.500%, 6/01/47	6/17 at 100.00	B		-	-	-	1,338,495		1,338,495
-	6,625	-	-	6,625	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B-		-	5,811,516	-	-		5,811,516
-	-	2,000	-	2,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A-		-	-	2,276,520	-		2,276,520
-	-	3,000	-	3,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.750%, 11/01/40	11/20 at 100.00	A-		-	-	3,451,740	-		3,451,740

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$3,040	$-	$3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB-		$-	$-	$3,302,474	$-		$3,302,474
5,800	-	-	-	5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+		6,447,918	-	-	-		6,447,918
-	-	700	-	700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB-		-	-	776,818	-		776,818
-	-	4,615	-	4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA		-	-	5,581,058	-		5,581,058
-	7,050	800	-	7,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB-		-	7,919,054	898,616	-		8,817,670
-	-	2,000	-	2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/33	2/23 at 100.00	A+		-	-	2,294,040	-		2,294,040

17,420	49,815	26,055	18,960	112,250	Total Ohio				16,392,960	46,632,733	27,027,352	15,830,108		105,883,153

					Oklahoma - 2.0% (1.3% of Total Investments)
-	1,000	-	1,000	2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R		-	1,172,810	-	1,172,810		2,345,620
-	-	-	3,500	3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+		-	-	-	4,009,145		4,009,145
-	1,675	-	-	1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA-	(4)	-	1,903,051	-	-		1,903,051
4,440	-	-	-	4,440	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA		4,636,337	-	-	-		4,636,337
100	-	-	-	100	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R	(4)	107,824	-	-	-		107,824
1,120	12,320	-	-	13,440	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA		1,167,118	12,838,302	-	-		14,005,420
25	280	-	-	305	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R	(4)	26,956	301,907	-	-		328,863
-	2,000	-	-	2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured	1/17 at 100.00	AA-		-	2,024,780	-	-		2,024,780
-	-	2,055	-	2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.375%, 6/01/33 - BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA		-	-	2,303,511	-		2,303,511
1,600	-	5,615	-	7,215	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+		1,699,936	-	5,965,713	-		7,665,649
4,705	-	-	-	4,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+		4,998,874	-	-	-		4,998,874
88	-	88	-	176	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, tender option Bond Trust 3500, 8.520%, 6/15/30 (IF)	12/16 at 100.00	AA+		97,993	-	97,993	-		195,986

12,078	17,275	7,758	4,500	41,611	Total Oklahoma				12,735,038	18,240,850	8,367,217	5,181,955		44,525,060

					Oregon - 0.5% (0.3% of Total Investments)
-	-	1,270	-	1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB		-	-	1,377,556	-		1,377,556
265	-	-	-	265	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A,4.000%, 4/01/40 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+		256,854	-	-	-		256,854

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$1,495	$-	$-	$-	$1,495	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A,5.000%, 4/01/45 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+		$1,635,605	$-	$-	$-		$1,635,605
-	3,000	-	-	3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A		-	3,216,630	-	-		3,216,630
-	-	-	3,500	3,500	Portland, Oregon, General Obligation Bonds, Series 2001B, 0.000%, 6/01/16	No Opt. Call	Aa1		-	-	-	3,482,570		3,482,570
-	-	1,000	-	1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/28	6/22 at 100.00	A1		-	-	1,129,960	-		1,129,960

1,760	3,000	2,270	3,500	10,530	Total Oregon				1,892,459	3,216,630	2,507,516	3,482,570		11,099,175

					Pennsylvania - 3.1% (2.1% of Total Investments)
-	5,000	-	-	5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3		-	5,653,650	-	-		5,653,650
500	-	1,000	-	1,500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB-		503,350	-	1,006,700	-		1,510,050
-	-	1,000	-	1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+		-	-	1,104,290	-		1,104,290
-	1,090	-	3,030	4,120	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 - AGM Insured	12/18 at 100.00	AA		-	1,154,430	-	3,209,103		4,363,533
-	160	-	445	605	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) - AGM Insured	12/18 at 100.00	AA	(4)	-	182,021	-	506,245		688,266
-	7,070	-	-	7,070	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.750%, 8/01/30	8/15 at 100.00	AA		-	7,161,203	-	-		7,161,203
2,206	-	-	-	2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	12/23 at 100.00	N/R		2,001,298	-	-	-		2,001,298
135	-	-	-	135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R		139,139	-	-	-		139,139
-	-	1,085	-	1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB		-	-	1,173,753	-		1,173,753
-	-	600	-	600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3		-	-	653,586	-		653,586
-	1,500	-	-	1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+		-	1,516,890	-	-		1,516,890
-	-	5,490	-	5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 - AGM Insured	12/16 at 100.00	AA		-	-	5,670,621	-		5,670,621
-	1,750	-	-	1,750	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA-		-	1,852,235	-	-		1,852,235
-	5,140	-	-	5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	No Opt. Call	AA-		-	5,662,892	-	-		5,662,892
-	-	5,490	-	5,490	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/38	12/22 at 100.00	AA-		-	-	6,103,892	-		6,103,892
-	-	1,595	-	1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R	(4)	-	-	1,870,760	-		1,870,760
-	-	-	10,000	10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R	(4)	-	-	-	11,850,000		11,850,000
-	-	5,445	-	5,445	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.000%, 8/01/36	8/20 at 100.00	A+		-	-	6,339,995	-		6,339,995

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,425	$-	$1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	$-	$-	$1,710,869	$-		$1,710,869
-	-	670	-	670	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	-	-	743,767	-		743,767
-	-	1,670	-	1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	BBB+	-	-	1,824,826	-		1,824,826

2,841	21,710	25,470	13,475	63,496	Total Pennsylvania			2,643,787	23,183,321	28,203,059	15,565,348		69,595,515

					Puerto Rico - 0.3% (0.2% of Total Investments)
-	215	-	-	215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC Insured	No Opt. Call	CCC+	-	217,604	-	-		217,604
-	-	-	30,000	30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC Insured	No Opt. Call	B	-	-	-	2,112,600		2,112,600
-	3,975	-	-	3,975	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 - NPFG Insured	No Opt. Call	AA-	-	4,203,006	-	-		4,203,006

-	4,190	-	30,000	34,190	Total Puerto Rico			-	4,420,610	-	2,112,600		6,533,210

					Rhode Island - 0.1% (0.1% of Total Investments)
-	-	-	3,000	3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 - NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA-	-	-	-	3,003,690		3,003,690
-	330	-	-	330	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 - NPFG Insured	5/16 at 100.00	AA-	-	331,445	-	-		331,445

-	330	-	3,000	3,330	Total Rhode Island			-	331,445	-	3,003,690		3,335,135

					South Carolina - 3.0% (2.1 of Total Investments)
10,600	-	-	-	10,600	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	11,321,116	-	-	-		11,321,116
-	-	5,000	-	5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.250%, 1/01/21 - FGIC Insured	No Opt. Call	AA-	-	-	6,162,850	-		6,162,850
-	1,220	-	-	1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 - FGIC Insured	No Opt. Call	AA-	-	985,321	-	-		985,321
-	-	-	21,570	21,570	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC Insured	No Opt. Call	A-	-	-	-	12,126,007		12,126,007
-	-	-	5,560	5,560	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC Insured	No Opt. Call	AA	-	-	-	3,051,884		3,051,884
-	-	-	1,000	1,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/17 - NPFG Insured	1/16 at 100.00	AA-	-	-	-	1,033,900		1,033,900
-	-	-	5,000	5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA-	-	-	-	5,420,100		5,420,100
-	-	6,400	-	6,400	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	AA-	-	-	7,099,328	-		7,099,328
6,930	-	-	-	6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA-	7,683,984	-	-	-		7,683,984
5,700	3,455	-	-	9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA-	6,513,789	3,948,270	-	-		10,462,059
-	2,900	-	-	2,900	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	-	3,268,880	-	-		3,268,880

23,230	7,575	11,400	33,130	75,335	Total South Carolina			25,518,889	8,202,471	13,262,178	21,631,891		68,615,429

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
					South Dakota - 0.2% (0.1% of Total Investments)
$-	$2,945	$-	$-	$2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	A+	$-	$3,067,424	$-	$-		$3,067,424
760	-	-	-	760	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	840,796	-	-	-		840,796

760	2,945	-	-	3,705	Total South Dakota			840,796	3,067,424	-	-		3,908,220

					Tennessee - 0.9% (0.6% of Total Investments)
5,065	-	3,825	-	8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,597,281	-	4,226,969	-		9,824,250
3,145	-	-	-	3,145	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	Baa2	3,393,549	-	-	-		3,393,549
1,595	-	-	-	1,595	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	1,658,720	-	-	-		1,658,720
3,680	-	5,075	-	8,755	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	992,974	-	1,369,387	-		2,362,361
-	1,000	-	-	1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 - AMBAC Insured	12/17 at 100.00	N/R	-	1,076,500	-	-		1,076,500
415	-	680	-	1,095	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	430,612	-	705,582	-		1,136,194

13,900	1,000	9,580	-	24,480	Total Tennessee			12,073,136	1,076,500	6,301,938	-		19,451,574

					Texas - 18.4% (12.8% of Total Investments)
-	5,555	-	-	5,555	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	-	5,913,131	-	-		5,913,131
5,495	-	5,480	-	10,975	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,592,536	-	5,577,270	-		11,169,806
-	-	-	4,000	4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	-	-	-	4,240,080		4,240,080
-	6,000	-	-	6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 - AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	-	6,489,360	-	-		6,489,360
-	925	-	-	925	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/26 - AMBAC Insured	9/15 at 100.00	A+	-	938,921	-	-		938,921
-	2,000	-	-	2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	-	2,307,960	-	-		2,307,960
-	1,000	1,000	1,250	3,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	-	1,160,660	1,160,660	1,450,825		3,772,145
2,700	-	-	-	2,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	3,151,926	-	-	-		3,151,926
4,500	-	-	-	4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA-	4,992,345	-	-	-		4,992,345
-	-	4,000	-	4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	-	-	4,329,800	-		4,329,800
-	-	2,600	-	2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 - AGM Insured	11/21 at 100.00	A+	-	-	2,859,974	-		2,859,974
-	4,250	-	-	4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26 (Pre-refunded 8/15/16)	8/16 at 60.73	Aaa	-	2,564,365	-	-		2,564,365

See accompanying notes to financial statements.

Principal Amount (000)								Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$6,000	$-	$6,000	Garland Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Legacy Pointe Apartments, Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)	6/15 at 100.00	N/R	$-	$-	$6,007,140	$-		$6,007,140
-	-	2,335	-	2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	-	-	2,526,330	-		2,526,330
-	10,000	-	7,000	17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	-	11,196,700	-	7,837,690		19,034,390
1,140	-	-	-	1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 17.853%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,555,120	-	-	-		1,555,120
-	-	-	10,000	10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/28 at 100.00	BB+	-	-	-	10,018,600		10,018,600
-	-	4,775	-	4,775	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/37	No Opt. Call	A-	-	-	5,157,334	-		5,157,334
-	5,000	-	4,000	9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 - NPFG Insured	2/17 at 100.00	AA+	-	5,334,300	-	4,267,440		9,601,740
295	-	-	-	295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/41 - AGM Insured	11/31 at 62.66	AA	86,789	-	-	-		86,789
590	-	-	-	590	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/42 - AGM Insured	11/31 at 59.73	AA	164,775	-	-	-		164,775
1,000	-	-	-	1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/43 - AGM Insured	11/31 at 56.93	AA	267,220	-	-	-		267,220
2,000	-	-	-	2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/44 - AGM Insured	11/31 at 54.25	AA	503,060	-	-	-		503,060
2,600	-	-	-	2,600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/45 - AGM Insured	11/31 at 51.48	AA	619,112	-	-	-		619,112
-	-	-	3,000	3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 - AGM Insured	11/31 at 33.96	AA	-	-	-	462,360		462,360
-	-	-	1,920	1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 - NPFG Insured	11/31 at 69.08	AA-	-	-	-	618,086		618,086
-	2,000	-	-	2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/29	11/24 at 100.00	A2	-	2,274,580	-	-		2,274,580
-	-	-	4,565	4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 - NPFG Insured	11/24 at 52.47	AA-	-	-	-	1,549,041		1,549,041
-	-	-	40,000	40,000	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 - NPFG Insured	11/30 at 54.04	AA	-	-	-	11,167,200		11,167,200
235	-	-	-	235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	B+	250,129	-	-	-		250,129
-	-	-	2,000	2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	-	-	-	2,368,020		2,368,020
10,000	-	-	-	10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	11,090,798	-	-	-		11,090,798
4,965	-	-	-	4,965	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	9/16 at 100.00	A2	5,237,032	-	-	-		5,237,032

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$28,305	$-	$28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/28 - AMBAC Insured	No Opt. Call	A2		$-	$-	$16,441,808	$-		$16,441,808
-	-	-	5,000	5,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/30 - AMBAC Insured	No Opt. Call	A2		-	-	-	2,649,150		2,649,150
-	-	-	5,765	5,765	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/31 - AMBAC Insured	No Opt. Call	A2		-	-	-	2,874,833		2,874,833
-	-	3,855	-	3,855	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A		-	-	4,241,772	-		4,241,772
6,000	-	-	-	6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 - NPFG Insured (ETM)	No Opt. Call	AA+	(4)	8,001,420	-	-	-		8,001,420
-	-	7,500	-	7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 - AGM Insured (ETM)	No Opt. Call	AA	(4)	-	-	10,472,625	-		10,472,625
14,200	-	-	-	14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA		14,831,758	-	-	-		14,831,758
-	2,550	-	-	2,550	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB		-	2,584,960	-	-		2,584,960
-	6,080	-	-	6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29	8/16 at 100.00	AAA		-	6,389,411	-	-		6,389,411
-	9,345	-	-	9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 - FGIC Insured	8/15 at 35.34	AA-		-	3,292,711	-	-		3,292,711
-	13,510	-	-	13,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA		-	3,552,049	-	-		3,552,049
-	1,750	-	-	1,750	Lewisville Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 1996, 0.000%, 8/15/16	No Opt. Call	Aaa		-	1,738,870	-	-		1,738,870
-	-	-	4,285	4,285	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37	8/16 at 100.00	AAA		-	-	-	4,517,890		4,517,890
8,000	-	-	-	8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A+		8,731,600	-	-	-		8,731,600
-	1,020	-	-	1,020	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa		-	1,076,528	-	-		1,076,528
-	1,485	-	-	1,485	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa		-	1,574,724	-	-		1,574,724
-	1,015	-	-	1,015	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa		-	1,076,326	-	-		1,076,326
1,750	-	-	-	1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB		1,954,733	-	-	-		1,954,733
2,505	-	-	-	2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1		2,978,771	-	-	-		2,978,771
4,370	-	1,960	-	6,330	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+		3,974,122	-	1,782,444	-		5,756,566
9,130	-	-	-	9,130	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/45	9/31 at 100.00	AA+		9,135,204	-	-	-		9,135,204
-	-	1,100	-	1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2		-	-	1,262,888	-		1,262,888
-	2,555	-	-	2,555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I,	1/25 at 100.00	AA		-	3,145,895	-	-		3,145,895
-	7,000	-	-	7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I,	1/25 at 100.00	A2		-	8,683,710	-	-		8,683,710
-	-	1,100	-	1,100	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 - AGC Insured	1/18 at 100.00	AA		-	-	1,225,532	-		1,225,532

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$-	$10,000	$10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 - AGC Insured	No Opt. Call	AA		$-	$-	$-	$6,028,300		$6,028,300
5,900	-	2,500	-	8,400	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A3	(4)	6,637,146	-	2,812,350	-		9,449,496
-	-	3,150	7,855	11,005	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A3		-	-	3,510,013	8,752,748		12,262,761
-	2,205	-	-	2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A3		-	2,447,484	-	-		2,447,484
885	-	-	-	885	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	A3		977,766	-	-	-		977,766
690	-	-	-	690	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/38	1/25 at 100.00	A3		755,861	-	-	-		755,861
-	-	1,570	-	1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Baa2		-	-	1,651,106	-		1,651,106
3,500	-	-	-	3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA-		4,011,490	-	-	-		4,011,490
-	-	250	-	250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.832%, 2/15/30 (IF) (6)	2/17 at 100.00	AA		-	-	300,340	-		300,340
-	-	-	3,295	3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.304%, 2/15/36 (IF)	2/17 at 100.00	AA		-	-	-	3,957,954		3,957,954
-	-	2,730	2,680	5,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA-		-	-	3,183,535	3,125,228		6,308,763
-	-	215	210	425	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	(4)	-	-	259,978	253,932		513,910
400	-	-	-	400	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA		420,136	-	-	-		420,136
7,300	-	5,200	-	12,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA		7,667,482	-	5,461,768	-		13,129,250
-	-	1,980	-	1,980	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A-		-	-	2,436,529	-		2,436,529
-	-	2,500	-	2,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3		-	-	2,796,875	-		2,796,875
-	-	4,835	-	4,835	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/28	No Opt. Call	A3		-	-	5,371,153	-		5,371,153
-	8,235	-	5,000	13,235	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3		-	9,089,875	-	5,519,050		14,608,925
435	-	-	-	435	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3		475,277	-	-	-		475,277
-	-	1,620	-	1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2		-	-	1,925,176	-		1,925,176
-	-	2,000	-	2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3		-	-	2,424,400	-		2,424,400
-	-	500	-	500	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3		-	-	605,025	-		605,025
-	-	2,000	-	2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB-		-	-	2,487,460	-		2,487,460

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,000	$-	$1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) - ACA Insured	8/17 at 100.00	BBB	(4)	$-	$-	$1,097,410	$-		$1,097,410
-	-	3,395	-	3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.624%, 4/01/28 (IF)	4/17 at 100.00	AAA		-	-	5,228,096	-		5,228,096
1,665	2,500	-	1,190	5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A-		1,825,539	2,741,050	-	1,304,740		5,871,329
1,565	-	-	-	1,565	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A-		1,765,649	-	-	-		1,765,649
-	-	3,210	-	3,210	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+		-	-	3,532,765	-		3,532,765
-	-	-	5,000	5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+		-	-	-	5,420,900		5,420,900
5,000	-	-	-	5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+		5,396,650	-	-	-		5,396,650
-	-	1,020	-	1,020	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 - AMBAC Insured	No Opt. Call	A-		-	-	888,298	-		888,298
-	-	300	-	300	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 - AMBAC Insured (ETM)	No Opt. Call	A3	(4)	-	-	269,196	-		269,196
-	3,600	-	-	3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 - AMBAC Insured	No Opt. Call	A-		-	2,551,356	-	-		2,551,356
-	-	-	2,900	2,900	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35 (Pre-refunded N/A)	8/15 at 100.00	AAA		-	-	-	2,911,774		2,911,774
-	-	7,800	-	7,800	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	7/15 at 100.00	Aaa		-	-	8,288,592	-		8,288,592
5	-	-	-	5	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/37 (Pre-refunded 8/15/15)	8/15 at 31.98	N/R	(4)	1,598	-	-	-		1,598
7,665	-	-	-	7,665	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/37 (Pre-refunded 8/15/15)	8/15 at 31.98	N/R	(4)	2,449,887	-	-	-		2,449,887
5	-	-	-	5	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40 (Pre-refunded 8/15/15)	8/15 at 27.11	N/R	(4)	1,355	-	-	-		1,355
7,665	-	-	-	7,665	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40 (Pre-refunded 8/15/15)	8/15 at 27.11	N/R	(4)	2,076,755	-	-	-		2,076,755
5	-	-	-	5	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R	(4)	1,093	-	-	-		1,093
5,985	-	-	-	5,985	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R	(4)	1,308,501	-	-	-		1,308,501
1,440	-	-	-	1,440	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/44 (Pre-refunded 8/15/15) 0.000%, 8/15/37	8/15 at 31.98	AAA		456,739	-	-	-		456,739
1,440	-	-	-	1,440	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/44 (Pre-refunded 8/15/15) 0.000%, 8/15/40	8/15 at 27.11	AAA		386,294	-	-	-		386,294
1,120	-	-	-	1,120	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/44 (Pre-refunded 8/15/15) 000%, 8/15/44	8/15 at 21.88	AAA		242,402	-	-	-		242,402
-	3,000	-	-	3,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/21 (Pre-refunded 8/15/15)	8/15 at 74.57	AAA		-	2,236,020	-	-		2,236,020

134,145	102,580	117,785	130,915	485,425	Total Texas				119,976,070	90,360,946	117,575,642	91,295,841		419,208,499

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
					Utah - 0.6% (0.4% of Total Investments)
$-	$3,000	$-	$-	$3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		$-	$3,296,880	$-	$-		$3,296,880
265	-	-	-	265	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E, 5.200%, 1/01/18 (Alternative Minimum Tax)	7/15 at 100.00	AA-		265,541	-	-	-		265,541
160	-	-	-	160	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/15 at 100.00	Aaa		160,238	-	-	-		160,238
430	-	-	-	430	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1, 4.950%, 7/01/18 (Alternative Minimum Tax)	7/15 at 100.00	AA-		430,980	-	-	-		430,980
215	-	-	-	215	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1, 5.300%, 7/01/23 (Alternative Minimum Tax)	7/15 at 100.00	Aaa		215,295	-	-	-		215,295
-	-	300	-	300	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)	7/15 at 100.00	AA		-	-	302,742	-		302,742
-	-	190	-	190	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C, 5.500%, 1/01/18 (Alternative Minimum Tax)	7/15 at 100.00	AA-		-	-	190,467	-		190,467
-	-	110	-	110	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C, 5.650%, 1/01/21 (Alternative Minimum Tax)	7/15 at 100.00	Aaa		-	-	110,235	-		110,235
-	-	810	-	810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB-		-	-	884,658	-		884,658
-	-	1,555	-	1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB-		-	-	1,603,283	-		1,603,283
4,935	-	-	-	4,935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+		5,440,591	-	-	-		5,440,591

6,005	3,000	2,965	-	11,970	Total Utah				6,512,645	3,296,880	3,091,385	-		12,900,910

					Vermont - 0.4% (0.3% of Total Investments)
9,000	-	-	-	9,000	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) - NPFG Insured	10/15 at 100.00	AA-	(4)	9,182,790	-	-	-		9,182,790
					Virgin Islands - 0.2% (0.1% of Total Investments)
-	-	250	-	250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3		-	-	274,520	-		274,520
-	1,480	2,480	-	3,960	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3		-	1,687,348	2,827,448	-		4,514,796

-	1,480	2,730	-	4,210	Total Virgin Islands				-	1,687,348	3,101,968	-		4,789,316

					Virginia - 2.1% (1.4% of Total Investments)
1,000	-	-	-	1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R		818,210	-	-	-		818,210
-	1,200	-	600	1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A		-	1,343,484	-	671,742		2,015,226
-	5,250	-	-	5,250	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB-		-	5,576,813	-	-		5,576,813
-	5,100	-	5,000	10,100	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB-		-	5,502,492	-	5,394,600		10,897,092
-	-	-	1,385	1,385	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/33	No Opt. Call	BBB-		-	-	-	596,007		596,007
-	1,085	-	-	1,085	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/34	No Opt. Call	BBB-		-	444,069	-	-		444,069
-	-	3,045	-	3,045	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/38	No Opt. Call	BBB-		-	-	990,782	-		990,782
-	-	1,000	5,000	6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B-		-	-	713,620	3,568,100		4,281,720

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$2,855	$-	$-	$2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B-		$-	$2,114,784	$-	$-		$2,114,784
-	-	-	5,620	5,620	Virginia Public Building Authorty, Public Facilities Revenue Bonds, Series 2005C, 5.000%, 8/01/21 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+	(4)	-	-	-	5,688,508		5,688,508
-	-	1,765	-	1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB-		-	-	1,880,625	-		1,880,625
-	-	-	1,885	1,885	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB-		-	-	-	2,074,273		2,074,273
-	3,810	-	-	3,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB-		-	4,166,654	-	-		4,166,654
-	-	4,640	820	5,460	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB-		-	-	5,374,419	949,790		6,324,209

1,000	19,300	10,450	20,310	51,060	Total Virginia				818,210	19,148,296	8,959,446	18,943,020		47,868,972

					Washington - 3.2% (2.2% of Total Investments)
-	1,260	-	-	1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 - FGIC Insured	8/15 at 100.00	AAA		-	1,273,369	-	-		1,273,369
-	4,265	-	-	4,265	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station - Nuclear Project 2, Series 2006C, 5.000%, 7/01/23 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R	(4)	-	4,499,575	-	-		4,499,575
-	-	-	4,895	4,895	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2005A, 5.000%, 7/01/18 (Pre-refunded 7/01/15) - AMBAC Insured	7/15 at 100.00	Aa1	(4)	-	-	-	4,934,992		4,934,992
6,000	-	-	-	6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/38 (UB)	7/25 at 100.00	Aa1		6,919,680	-	-	-		6,919,680
-	2,485	-	-	2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 - NPFG Insured	1/17 at 100.00	AA		-	2,629,080	-	-		2,629,080
-	-	-	1,620	1,620	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 - AGC Insured	No Opt. Call	AA		-	-	-	1,739,831		1,739,831
2,500	-	-	-	2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+		2,789,775	-	-	-		2,789,775
5,205	-	-	-	5,205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2005A, 5.000%, 3/01/35 - NPFG Insured	3/35 at 100.00	AA-		5,222,281	-	-	-		5,222,281
10,000	-	-	-	10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+		10,723,800	-	-	-		10,723,800
9,195	-	-	-	9,195	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36 (WI/DD, Settling 5/05/15)	7/25 at 100.00	Baa1		8,894,507	-	-	-		8,894,507
3,410	-	-	3,780	7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A		3,812,039	-	-	4,225,662		8,037,701
-	-	-	2,940	2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	(4)	-	-	-	3,567,102		3,567,102
-	-	2,185	-	2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2		-	-	2,400,463	-		2,400,463
-	2,000	2,000	-	4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A		-	2,279,700	2,279,700	-		4,559,400
-	-	2,000	-	2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R		-	-	2,070,720	-		2,070,720

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$1,595	$-	$1,595	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 - ACA Insured	8/17 at 100.00	BBB		$-	$-	$1,705,262	$-		$1,705,262
-	1,410	-	-	1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 - NPFG Insured	No Opt. Call	AA+		-	1,107,936	-	-		1,107,936

36,310	11,420	7,780	13,235	68,745	Total Washington				38,362,082	11,789,660	8,456,145	14,467,587		73,075,474

					West Virginia - 0.6% (0.4% of Total Investments)
-	1,250	-	-	1,250	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB		-	1,271,525	-	-		1,271,525
-	-	-	2,950	2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1		-	-	-	3,224,438		3,224,438
-	-	1,950	-	1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3		-	-	2,175,069	-		2,175,069
-	-	5,160	-	5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A		-	-	5,871,461	-		5,871,461

-	1,250	7,110	2,950	11,310	Total West Virginia				-	1,271,525	8,046,530	3,224,438		12,542,493

					Wisconsin - 2.8% (1.9% of Total Investments)
-	-	815	-	815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3		-	-	903,900	-		903,900
235	-	-	-	235	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R		240,454	-	-	-		240,454
-	3,000	-	-	3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 - NPFG Insured (ETM)	No Opt. Call	AA-	(4)	-	3,548,130	-	-		3,548,130
-	-	4,200	-	4,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A-		-	-	4,570,902	-		4,570,902
-	-	1,400	-	1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A-		-	-	1,481,452	-		1,481,452
1,000	-	-	-	1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+		1,037,760	-	-	-		1,037,760
-	-	-	1,250	1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A-		-	-	-	1,356,500		1,356,500
-	-	2,105	-	2,105	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2		-	-	2,341,349	-		2,341,349
-	-	-	2,500	2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2		-	-	-	2,714,675		2,714,675
-	-	1,750	-	1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/34	8/24 at 100.00	A+		-	-	1,938,300	-		1,938,300
-	-	1,415	-	1,415	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/27	7/24 at 100.00	BBB+		-	-	1,592,625	-		1,592,625
-	-	1,310	-	1,310	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB+		-	-	1,445,087	-		1,445,087
-	-	3,000	-	3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+		-	-	3,241,380	-		3,241,380
-	-	5,000	-	5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A-		-	-	5,269,100	-		5,269,100
-	-	1,000	-	1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34	8/16 at 100.00	A-		-	-	1,030,570	-		1,030,570

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Combined Fund	Description (1)	Optional Call Provisions (2)	Ratings (3)		Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Pro Forma Combined Fund
$-	$-	$-	$3,690	$3,690	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A-		$-	$-	$-	$3,805,534		$3,805,534
-	-	1,120	-	1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.250%, 10/01/39	10/22 at 102.00	N/R		-	-	1,143,733	-		1,143,733
10,000	-	-	-	10,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA-		11,048,500	-	-	-		11,048,500
-	-	-	1,500	1,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA-		-	-	-	1,734,555		1,734,555
6,275	-	-	-	6,275	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA-		7,348,527	-	-	-		7,348,527
-	-	5,000	-	5,000	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) - FGIC Insured (UB) (6)	5/16 at 100.00	AA	(4)	-	-	5,223,400	-		5,223,400

17,510	3,000	28,115	8,940	57,565	Total Wisconsin				19,675,241	3,548,130	30,181,798	9,611,264		63,016,433

$868,794	$955,013	$887,308	$790,252	$3,501,367	Total Municipal Bonds (cost $774,462,209, $809,793,071, $836,739,648, $615,214,238, and $3,036,209,166, respectively)				$835,647,906	$882,171,863	$917,167,349	$670,746,898		$3,305,734,016

Principal Amount (000)					Description (1)	Coupon	Maturity	Ratings (3)	Value
					CORPORATE BONDS - 0.0% (0.0% of Total Investments)
					Transportation - 0.0% (0.0% of Total Investments)
$45	$227	$51	$277	$600	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	$8,132	$40,934	$9,155	$49,913	$108,134
12	60	13	74	159	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%		N/R	1,607	8,089	1,810	9,864	21,370

$57	$287	$64	$351	$759	Total Corporate Bonds (cost $5,125, $25,810, $5,770, $31,474 and $68,179, respectively)				9,739	49,023	10,965	59,777	129,504

Shares					Description (1)				Value
					COMMON STOCKS - 0.1% (0.0% of Total Investments)
-	-	30,308	-	30,308	American Airlines Group Inc. (11)		7/15/19		$-	$-	$1,463,422	$-	$1,463,422

					Total Common Stocks (cost $0, $0, $781,297, $0 and $781,297, respectively)				-	-	1,463,422	-	1,463,422

Shares					Description (1), (10)				Value
					INVESTMENT COMPANIES - 0.1% (0.1% of Total Investments)
6,266	-	-	-	6,266	BlackRock MuniHoldings Fund Inc.			N/R	$108,089	$-	$-	$-
131,278	-	-	-	131,278	Deutsche Municipal Income Trust			N/R	1,805,073	-	-	-	$1,805,073
26,880	-	-	-	26,880	Dreyfus Strategic Municipal Fund			N/R	223,373	-	-	-	223,373
43,020	-	-	-	43,020	Invesco VK Investment Grade Municipal Trust			N/R	572,596	-	-	-	572,596
30,000	-	-	-	30,000	Invesco VK Municipal Opportunity Trust			N/R	387,900	-	-	-	387,900
43,420	-	-	-	43,420	PIMCO Municipal Income Fund II			N/R	548,395	-	-	-	548,395

					Total Investment Companies (cost $3,325,133, $0, $0, $0 and $3,325,133, respectively)				3,645,426	-	-	-	3,645,426

					Total Long-Term Investments (cost $777,792,467, $809,818,881, $837,526,715, $615,245,712, and $3,040,383,775, respectively)				$839,303,071	$882,220,886	$918,641,736	$670,806,675	$3,310,972,368

See accompanying notes to financial statements.

Principal Amount (000)					Description (1)				Value
Acquiring Fund	Muni cipal Advant age	Premium Income	Dividend Advant age 2	Pro Forma Combined Fund		Coupon	Maturity	Ratings (3)	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Pro Forma Adjustments		Pro Forma Combined Fund
					SHORT-TERM INVESTMENTS - 0.1% (0.1% of Total Investments)
					MUNICIPAL BONDS - 0.1% (0.1% of Total Investments)
					California - 0.1% (0.1% of Total Investments)
$-	$-	$1,800	$-	$1,800	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)		No Opt. Call	N/R	$-	$-	$1,807,848	$-			$108,089
-	-	175	-	175	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)		No Opt. Call	N/R	-	-	175,763	-			175,763
-	-	265	-	265	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)		No Opt. Call	N/R	-	-	266,155	-			266,155

$-	$-	$2,240	$-	$2,240	Total California				-	-	2,249,766	-			2,249,766

					Total Short-Term Investments (cost $0, $0, $2,240,000, $0 and $2,240,000, respectively)				-	-	2,249,766	-			2,249,766

					Total Investments (cost $777,792,467, $809,818,881, $839,766,715, $615,245,712 and $3,042,623,775, respectively) - 146.4%				839,303,071	882,220,886	920,891,502	670,806,675			3,313,222,134

					Floating Rate Obligations - (5.8)%				(41,452,000)	(23,903,333)	(46,619,000)	(19,570,000)			(131,544,333)

					Institutional MuniFund Term Preferred Shares, at Liquidation Value - (6.6)% (12)				(150,000,000)	-	-	-			(150,000,000)

					Variable Rate MuniFund Term Preferred Shares, at Liquidation Value - (3.6)% (13)				(81,000,000)	-	-	-			(81,000,000)

					Variable Rate Demand Preferred Shares, at Liquidation Value - (32.1)% (14)				-	(268,800,000)	(262,200,000)	(196,000,000)			(727,000,000)

					Other Assets Less Liabilities - 1.7%				7,513,311	15,630,735	13,092,958	10,984,946	(7,921,411)	(15),(16)	39,300,539

					Net Assets Applicable to Common Shares - 100%				$574,364,382	$605,148,288	$625,165,460	$466,221,621	$(7,921,411)		$2,262,978,340

See accompanying notes to financial statements.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Investment valued at fair value using methods determined in good faith by, or at the direction of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(8)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.
(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%.
(10)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(11)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(12)	Institutional MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 4.5%.
(13)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 2.4%.
(14)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 21.9%.
(15)	Non-recurring cost associated with the proposed Reorganizations, which are estimated to be $1,880,000 of which $345,000, $570,000, $265,000 and $700,000, will be borne by the Acquiring Fund, Municipal Advantage, Premium Income, and Dividend Advantage 2, respectively.
(16)	Assumes that Premium Income and Dividend Advantage 2 make distributions of $4,126,233 and $1,915,178, respectively.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Pro Forma Statement of

Assets and Liabilities	April 30, 2015 (Unaudited)

	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Reorganization Adjustments		Pro Forma Combined Fund
Assets
Long-term investments, at value (cost $777,792,467, $809,818,881, $837,526,715, $615,245,712, and $3,040,383,775, respectively)	$839,303,071	$882,220,886	$918,641,736	$670,806,675			$3,310,972,368
Short-term investments, at value (cost $—, $—, $2,240,000, $—, and $2,240,000, respectively)	—	—	2,249,766	—			2,249,766
Cash	4,209,652	2,797,964	4,070,856	—			11,078,472
Receivables:
Dividends and interest	12,167,670	12,686,564	13,631,803	9,258,456			47,744,493
Investments sold	15,827,972	985,290	1,485,115	6,865,545			25,163,922
Deferred offering costs	867,974	1,915,847	1,867,316	1,958,533			6,609,670
Other assets	128,932	381,512	360,168	248,348			1,118,960
Total assets	872,505,271	900,988,063	942,306,760	689,137,557			3,404,937,651
Liabilities
Cash overdraft	—	—	—	2,960,732			2,960,732
Floating rate obligations	41,452,000	23,903,333	46,619,000	19,570,000			131,544,333
Payable for:
Common share dividends	2,285,792	2,318,243	2,743,289	1,971,601	6,041,411	(c)	15,360,336
Interest	69,349	—	—	—			69,349
Investments purchased	22,657,710	77,676	4,840,070	1,890,431			29,465,887
Offering costs	—	—	—	—			—
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	150,000,000	—	—	—			150,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	81,000,000	—	—	—			81,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—	268,800,000	262,200,000	196,000,000			727,000,000
Accrued expenses:
Management fees	428,207	446,918	459,871	324,536			1,659,532
Directors/Trustees fees	126,231	156,242	140,363	94,693			517,529
Other	121,600	137,363	138,707	103,943			501,613
Reorganization costs	—	—	—	—	1,880,000	(a)	1,880,000
Total liabilities	298,140,889	295,839,775	317,141,300	222,915,936	7,921,411		1,141,959,311
Net assets applicable to Common shares	$574,364,382	$605,148,288	$625,165,460	$466,221,621	$(7,921,411)		$2,262,978,340
Common shares outstanding	36,330,025	39,327,667	43,338,451	29,478,412	(5,249,071	) (b)	143,225,484
Net asset value (“NAV”) per common share outstanding	$15.81	$15.39	$14.43	$15.82			$15.80
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per shares	$363,300	$393,277	$433,385	$294,784	$(52,491	) (b)	$1,432,255
Paid-in surplus	510,118,546	545,988,556	544,415,831	420,367,578	(1,827,509	) (a)	2,019,063,002
Undistributed (Over-distribution of) net investment income	4,107,338	1,314,643	4,919,761	5,346,417	(6,041,411	) (c)	9,646,748
Accumulated net realized gain (loss)	(1,735,406)	(14,950,193)	(5,728,304)	(15,348,121)			(37,762,024)
Net unrealized appreciation (depreciation)	61,510,604	72,402,005	81,124,787	55,560,963			270,598,359
Net assets applicable to common shares	$574,364,382	$605,148,288	$625,165,460	$466,221,621	$(7,921,411)		$2,262,978,340
Authorized shares:
Common	Unlimited	200,000,000	200,000,000	Unlimited			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	Unlimited			Unlimited

(a)	Non-recurring costs associated with the proposed Reorganizations, which are estimated to be $1,880,000, of which $345,000, $570,000, $265,000, and $700,000, will be borne by the Acquiring Fund, Municipal Advantage, Premium Income, and Dividend Advantage 2, respectively.

(b)	The pro forma statements assume the issuance by the Acquiring Fund of 38,264,206, 39,289,259, and 29,341,994 shares in exchange for the assets and liabilities of Municipal Advantage, Premium Income, and Dividend Advantage 2, respectively, after a reduction for the costs and distributions associated with the proposed Reorganizations.

(c)	All Reorganization Adjustments are directly attributable to the Reorganizations. Assumes that Premium Income and Dividend Advantage 2 make distributions of $4,126,233 and $1,915,178, respectively.

See Accompanying Notes to Pro Forma Financial Statements.

S-107	Nuveen Investments

Pro Forma Statement of

Operations	Year Ended April 30, 2015 (Unaudited)

	Acquiring Fund	Municipal Advantage	Premium Income	Dividend Advantage 2	Reorganization Adjustments		Pro Forma Combined Fund
Investment Income	$38,040,880	$42,128,280	$43,567,009	$30,592,433	$4,045,925	(a)	$158,374,527
Expenses
Management fees	5,333,672	5,613,956	5,533,102	3,915,704	1,263,957	(b)	21,660,391
Interest expense and amortization of offering costs	2,677,263	805,300	644,205	448,990	360,288	(a)	4,936,046
Liquidity fees	—	2,758,879	2,572,217	1,888,683			7,219,779
Remarketing fees	—	285,133	265,840	198,721			749,694
Custodian fees	126,245	134,385	141,154	99,986	(52,959	) (c)	448,811
Directors/Trustees fees	39,014	30,420	27,233	20,437			117,104
Professional fees	70,194	133,475	93,626	425,850	(67,111	) (c)	656,034
Shareholder reporting expenses	46,006	58,871	78,573	52,598	(39,693	) (c)	196,355
Shareholder servicing agent fees	44,725	72,567	46,903	2,970			167,165
Stock exchange listing fees	15,489	13,738	14,117	4,170	(32,756	) (c)	14,758
Investor relations expense	69,795	75,297	70,907	53,408			269,407
Other expenses	185,078	203,356	70,320	61,995	(69,035	) (c)	451,714
Total expenses before fee waivers	8,607,481	10,185,377	9,558,197	7,173,512	1,362,691		36,887,258
Fee waiver	—	—	—	—	(1,100,350	) (d)	(1,100,350)
Net expenses	8,607,481	10,185,377	9,558,197	7,173,512	262,341		35,786,908
Net investment income (loss)	29,433,399	31,942,903	34,008,812	23,418,921	3,783,584		122,587,619
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,459,938	(4,327,193)	5,833,291	1,947,450			6,913,486
Change in net unrealized appreciation (depreciation) of investments	22,388,632	29,337,685	27,057,307	15,618,674			94,402,298
Net realized and unrealized gain (loss)	25,848,570	25,010,492	32,890,598	17,566,124			101,315,784
Net increase (decrease) in net assets applicable to common shares from operations	$55,281,969	$56,953,395	$66,899,410	$40,985,045	$3,783,584		$223,903,403

(a)	Assumes additional leverage expected to be incurred following the Reorganizations.

(b)	Reflects the impact of applying the Acquiring Fund’s proposed fund-level management fee schedule to the Pro Forma Combined Fund and assumes additional leverage expected to be incurred following the Reorganizations.

(c)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.

(d)	Reflects the impact of implementing the fee waiver contingent on the approval of the Reorganizations.

See Accompanying Notes to Pro Forma Financial Statements.

Nuveen Investments	S-108

Notes to Pro Forma

Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganizations of Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income”) and Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”) (collectively, the “Target Funds”) into Nuveen Dividend Advantage Municipal Fund 3 (the “Acquiring Fund”) (the “Reorganizations”). The Acquiring Fund and the Target Funds are registered closed-end management investment companies.

The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of April 30, 2015.

Under the terms of the Reorganizations, the combination of the Target Funds and the Acquiring Fund (the “Pro Forma Combined Fund”) will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganizations. The Reorganizations will be accomplished by an acquisition of substantially all the assets and the assumption of substantially all the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Funds’ shareholders in complete liquidation of the Target Funds.

The Pro Forma Statement of Assets and Liabilities and the Pro Forma Statement of Operations are presented for the Acquiring Fund, Target Funds and the Pro Forma Combined Fund for the period from May 1, 2014 through April 30, 2015 (the “Reporting Period”).

Following the Reorganizations, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio manager, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund in effect following the Reorganizations, as described in the Joint Proxy Statement/Prospectus. In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Reorganizations will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. If the Reorganizations had occurred as of April 30, 2015, the Acquiring Fund, Municipal Advantage, Premium Income, and Dividend Advantage 2 would have been required to dispose of less than 5% of their portfolios in order to comply with the Pro Forma Combined Fund’s investment policies and restrictions. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Fund included in their annual reports dated October 31, 2014 and their semi-annual reports dated April 30, 2015.

2. General Information and Significant Accounting Policies

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. Except for the changes to the investment management agreement and sub-advisory agreement described in the Joint Proxy statement/prospectus, no significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

S-109	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The Acquiring Fund’s common shares currently trade on the NYSE MKT (formerly known as NYSE Amex) under the symbol NZF. Effective with the Reorganizations the common shares of the Pro Forma Combined Fund, including those issued in the Reorganizations, are expected to trade on the New York Stock Exchange (“NYSE”) under the symbol NZF.

Investment Adviser

The Pro Forma Combined Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Pro Forma Combined Fund.

Investment Objectives and Principal Investment Strategies

The Pro Forma Combined Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities and certain U.S. territories that the Adviser believes are underrated or undervalued.

Significant Accounting Policies

The Pro Forma Combined Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies. “The following is a summary of significant accounting policies followed by the Pro Forma Combined Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Pro Forma Combined Fund has instructed the custodian to earmark securities in the Pro Forma Combined Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the Reporting Period, the Pro Forma Combined Fund had $22,816,148 of outstanding when issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Pro Forma Combined Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Pro Forma Statements of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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Indemnifications

Under the Pro Forma Combined Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Pro Forma Combined Fund. In addition, in the normal course of business, the Pro Forma Combined Fund enters into contracts that provide general indemnifications to other parties. The Pro Forma Combined Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Pro Forma Combined Fund that have not yet occurred. However, the Pro Forma Combined Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Pro Forma Combined Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Pro Forma Combined Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Pro Forma Combined Fund manages its cash collateral and securities collateral on a counterparty basis.

The Pro Forma Combined Fund’s investments subject to netting agreements as of the end of the Reporting Period, if any, are further described in the Pro Forma Portfolio of Investments.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that the Pro Forma Combined Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Pro Forma Combined Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are

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Notes to Pro Forma Financial Statements (Unaudited) (continued)

valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Pro Forma Combined Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Pro Forma Combined Fund’s fair value measurements as of the end of the Reporting Period:

	Level 1	Level 2	Level 3**	Total
Long-Term Investments*:
Municipal Bonds	$—	$3,303,341,168	$2,392,848	$3,305,734,016
Corporate Bonds	—	—	129,504	129,504
Investment Companies	3,645,426	—	—	3,645,426
Common Stocks	1,463,422	—	—	1,463,422
Short-Term Investments*
Municipal Bonds	—	—	2,249,766	2,249,766
Total	$5,108,848	$3,303,341,168	$4,772,118	$3,313,222,134
*	Refer to the Pro Forma Portfolio of Investments for industry/state classifications.
**	Refer to the Pro Forma Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Pro Forma Combined Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Pro Forma Combined Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information.

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

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(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Pro Forma Combined Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a fund gives the fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the fund, thereby collapsing the Trust.

The Pro Forma Combined Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as “self-deposited Inverse Floater”). The Pro Forma Combined Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Pro Forma Combined Fund’s Pro Forma Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Pro Forma Combined Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Pro Forma Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Pro Forma Combined Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Pro Forma Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Pro Forma Combined Fund’s Pro Forma Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, the Pro Forma Combined Fund’s Pro Forma Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Pro Forma Combined Fund does not recognize the Floaters as a liability. Additionally, the Pro Forma

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Combined Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Pro Forma Statement of Operations.

As of the end of the Reporting Period, the total amount of floating rate obligations associated with the Pro Forma Combined Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$131,544,333
Floating rate obligations: externally-deposited Inverse Floaters	104,530,667
Total	$236,075,000

The Pro Forma Combined Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which the Pro Forma Combined Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, the Pro Forma Combined Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as the Pro Forma Combined Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Pro Forma Statement of Assets and Liabilities.

As of the end of the Reporting Period, the Pro Forma Combined Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

Floating Rate Obligations – Externally-Deposited Recourse Trusts
Maximum exposure Recourse Trusts	$37,920,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which the Pro Forma Combined Fund invests, which are considered portfolio securities for financial reporting purposes, the Pro Forma Combined Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Pro Forma Combined Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Pro Forma Combined Fund. The Pro Forma Combined Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Pro Forma Combined Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Pro Forma Combined Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the Pro Forma Combined Fund’s pro forma financial statements. Financial assets, which potentially expose the Pro Forma Combined Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Pro Forma Combined Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

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The Pro Forma Combined Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Pro Forma Combined Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Pro Forma Combined Fund has an unrealized loss, the Pro Forma Combined Fund has instructed the custodian to pledge assets of the Pro Forma Combined Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Preferred Shares

Institutional MuniFund Term Preferred Shares

The Pro Forma Combined Fund has issued and outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available. As of the end of the Reporting Period the Pro Forma Combined Fund had issued 30,000 iMTP Shares with a liquidation value of $150,000,000.

The Pro Forma Combined Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Pro Forma Combined Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Pro Forma Combined Fund for one year following the date of issuance (“Non-Call Expiration Date”), at which point the Pro Forma Combined Fund may begin to redeem at its option (“Optional Redemption Date”). The Pro Forma Combined Fund may be obligated to redeem certain of the iMTP Shares if the Pro Forma Combined Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Non-Call Expiration Date for the Pro Forma Combined Fund’s iMTP Shares are as follows:

	Series	Term Redemption Date	Optional Redemption Date	Non-Call Expiration Date
iMTP Shares	2017	October 1, 2017	April 1, 2015	March 31, 2015

iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as “Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value” on the Pro Forma Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Pro Forma Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Pro Forma Statement of Operations.

Cost incurred by the Pro Forma Combined Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of “Deferred offering costs” on the Pro Forma Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Pro Forma Statement of Operations.

Variable Rate MuniFund Term Preferred Shares

The Pro Forma Combined Fund has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available. As of the end of the Reporting Period, there were 810 VMTP Shares outstanding, at a liquidation value of $81,000,000.

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The Pro Forma Combined Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Pro Forma Combined Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Pro Forma Combined Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Pro Forma Combined Fund may be obligated to redeem certain of the VMTP Shares if the Pro Forma Combined Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Pro Forma Combined Fund’s series of VMTP Shares are as follows:

	Series	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
VMTP Shares	2017	April 1, 2017	April 1, 2015	March 31, 2015

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Pro Forma Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Pro Forma Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Pro Forma Statement of Operations.

Costs incurred by the Pro Forma Combined Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Pro Forma Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Pro Forma Statement of Operations.

Variable Rate Demand Preferred Shares

The Pro Forma Combined Fund has issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available. As of the end of the Reporting Period, the Pro Forma Combined Fund’s VRDP Shares outstanding were 7,270 shares with a liquidation value of $727,000,000.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Pro Forma Combined Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Pro Forma Combined Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Pro Forma Combined Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Pro Forma Combined Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Pro Forma Combined Fund. The Pro Forma Combined Fund may also redeem certain of the VRDP Shares if the Pro Forma Combined Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

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For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as ”Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Pro Forma Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Pro Forma Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offerings costs” on the Pro Forma Statement of Operations. Costs incurred by the Pro Forma Combined Fund in connection with its offering of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Pro Forma Statement of Assets and Liabilities” and “Interest expense and amortization of offering costs” on the Pro Forma Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Pro Forma Statement of Operations.

6. Income Tax Information

The Pro Forma Combined Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Pro Forma Combined Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Pro Forma Combined Fund. Net realized capital gains and ordinary income distributions paid by the Pro Forma Combined Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Pro Forma Combined Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Pro Forma Combined Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Pro Forma Combined Fund.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$2,912,957,636
Gross unrealized:
Appreciation	$305,408,881
Depreciation	(36,694,389)
Net unrealized appreciation (depreciation) of investments	$268,714,492

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, were as follows:

Undistributed net tax-exempt income	$18,395,509
Undistributed net ordinary income[1]	228,237
Undistributed net long-term capital gains	—
[1]

Net ordinary income consists of taxable market discount income and net short-term capital gains, if any, and do not take into account the pro forma distributions presented in the Pro Forma Statement of Assets and Liabilities.

As of April 30, 2015, the Pro Forma Combined Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Pro Forma Combined Fund.

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Expiration:
October 31, 2015	$3,464,528
Not subject to expiration	21,480,374
Total	$24,944,902

7. Management Fees and Other Transactions with Affiliates

The Pro Forma Combined Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Pro Forma Combined Fund from the management fees paid to the Adviser.

The Pro Forma Combined Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Pro Forma Combined Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables, shareholders to benefit from growth in the assets within Pro Forma Combined Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Pro Forma Combined Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

The annual complex-level fee, payable monthly, for the Pro Forma Combined Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2015, the complex-level fee for the Pro Forma Combined Fund was 0.1635%.

The Adviser has agreed to implement a fee waiver, contingent on the approval of the Reorganizations, which would begin on the effective date of the Reorganizations and will be phased out over the first year following the effective date of the Reorganizations. The waiver would be subject to the following schedule and annual rates: (i) 0.05% of Managed Assets for the first 90 day period following the Reorganizations; (ii) 0.0375% of Managed Assets for the 91st through 180th day period following the Reorganizations; (iii) 0.025% of Managed Assets for the

Nuveen Investments	S-118

181st through 270th day period following the Reorganizations; and (iv) 0.0125% of Managed Assets for the 271st through 365th day period following the Reorganizations. The waiver has been reflected in the Pro Forma Statement of Operations.

The Pro Forma Combined Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Pro Forma Combined Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

S-119	Nuveen Investments

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

A-5

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

A-6

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

A-7

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

A-8

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2015 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,225	0-$18,450	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,226-$37,450	$18,451-$74,900	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$37,451-$90,750	$74,901-$151,200	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$90,751-$189,300	$151,201-$230,450	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$189,301-$411,500	$230,451-$411,500	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$411,501-$413,200	$411,501-$464,850	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $413,200	Over $464,850	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross

C-1

negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated March 21, 2001.(1)

(1)(b)	Certificate of Amendment to Declaration of Trust of Registrant, dated February 17, 2010.(1)

(2)	Amended and Restated By-Laws of Registrant, dated November 18, 2009.(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014.(2)

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015.(2)

(6)(c)	Investment Sub-Advisory Agreement, dated October 1, 2014.(2)

(6)(d)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015.(2)

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015 is filed herewith.

(9)(b)	Appendix A to Custodian Agreement is filed herewith.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(12)(b)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

C-2

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(1)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement is filed herewith.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.(2)

(17)	Forms of Proxy are filed herein and appear following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(1)	Filed on January 6, 2011 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-171576) and incorporated by reference herein.
(2)	Filed on August 27, 2015 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-206628) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 2nd day of October, 2015.

Nuveen Dividend Advantage Municipal Fund 3

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		October 2, 2015

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		October 2, 2015

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Jack B. Evans*	Trustee	)
		)	By: /s/ Gifford R. Zimmerman
William C. Hunter*	Trustee	)	Gifford R. Zimmerman
		)	Attorney-in-Fact
David J. Kundert*	Trustee	)	October 2, 2015
)
John K. Nelson*	Trustee	)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Virginia L. Stringer*	Trustee	)
)
Terence J. Toth*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.

(9)(b)	Appendix A to Custodian Agreement.

(11)	Opinion and Consent of Counsel

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(12)(b)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement.

(14)	Consent of Independent Auditor is filed herewith.